Exhibit 10.16

*** Confidential Treatment Requested

Master Services and Software License Agreement

This Master Services and Software License Agreement (the “Agreement”) is entered into on this 1st day of August, 2007 (“Effective Date”) between Silver Spring Networks, Inc., a Delaware corporation (“SILVERSPRING”) and Florida Power & Light Company, a Florida corporation (“FPL”).

SILVERSPRING and FPL desire to implement terms and conditions pursuant to which FPL may purchase and/or license from SILVERSPRING for *** the Systems as defined in this Agreement and Attachments to this Agreement during the term of this Agreement. Therefore, SILVERSPRING and FPL agree as follows:

Incorporated into this Agreement and attached hereto are:

Attachment A, Form of Statement of Work and Acceptance Criteria

Attachment B, Equipment Terms

Attachment B -1, Metering Equipment Specifications

Attachment B -2, Infrastructure Equipment Specifications

Attachment B -3, Metering Installation Consumables

Attachment C, Hosting Services Terms

Attachment D, Security and Connectivity Terms

Attachment E1, Services Level and Response

Attachment E2, Maintenance

Attachment F, Pricing

Attachment G, Source Code Escrow

The terms and conditions of this Agreement will apply to the provision of the Systems to FPL by SILVERSPRING during the term of this Agreement *** as defined in the Master Services and Software License Agreement dated April 4, 2007 between the Parties.

***

The omitted portions of this Exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

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1.	DEFINITIONS

1.1.	“Acceptance Criteria” means the agreed upon acceptance tests, plans and procedures used to determine compliance of the System with the specifications and functionality as specified in a SOW.

1.2.

“After-Tax Basis” means with respect to any payment to be received by any Party, the amount of such payment (the base payment) supplemented by a further payment (the additional payment) to that Party so that the sum of the base payment plus the additional payment shall, after deduction of the amount of all federal, state and local income Taxes required to be paid by such Party in respect of the receipt or accrual of the base payment and the additional payment (taking into account the net present value of any reduction in such income Taxes resulting from Tax benefits realized by the recipient as a result of the payment or the event giving rise to the payment), be equal to the amount required to be received. Such calculations shall be made on the basis of the highest generally applicable federal, state and local income tax rates applicable to the corporation for whom the calculation is being made for all relevant periods, and shall take into account the deductibility of state and local income taxes for federal income tax purposes.

1.3.

“Attachments” means the applicable Attachments expressly designated in the Agreement, all of which are attached hereto and incorporated by reference in this Agreement. During the term of this Agreement, SILVERSPRING reserves the right to amend any of such Attachments upon not less than *** days prior written notice to FPL; provided, however, that (i) no such amendment shall be effective with respect to any SOW then binding on FPL and SILVERSPRING; and provided further, (ii) no such amendment shall have the effect of increasing the pricing provided in Attachment F for the Smart Grid Technology set forth therein or (iii) no such amendment shall change any agreed upon Service Levels contained in an Attachment. To the extent any such amendment modifies any of the specifications for the Smart Grid Technology as specified in any such Attachment, FPL shall have the right during such *** day period to place additional SOWs for such components of the Smart Grid Technology proposed to be changed by SILVERSPRING as FPL shall deem necessary or advisable. SILVERSPRING shall cooperate in good faith with FPL to ensure that any such amendment does not create an undue burden on FPL.

1.4.

“Confidential information” includes, but is not limited to, either Party’s Intellectual Property, confidential, technical and business information relating to the Smart Grid Technology and Documentation, research and development, production and engineering processes, costs, profit or margin information, marketing, production, unreleased products, future business plans, software Source Code, release notes, bugs, or errors with respect to the Smart Grid Technology, and any other information or data not previously known that could reasonably be considered confidential or proprietary.

1.5.

“Cure” means SILVERSPRING’s obligation and actions to repair, replace or otherwise correct any failure to meet a warranty obligation or to repair, replace or otherwise correct any defect, deficiency or nonconformance with the conditions and standards prescribed herein.

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1.6.

“Documentation” means SILVERSPRING’s information manuals in printed or electronic form containing operating instructions and performance specifications that SILVERSPRING generally makes available to users of its Smart Grid Technology. Documentation includes statements of work delivered by SILVERSPRING to FPL with respect to Work. Documentation does not include marketing materials.

1.7.	“Equipment” means all of the metering equipment and consumables provided by SILVERSPRING hereunder.

1.8.	“Fees” means fees for Smart Grid Technology, Equipment, Maintenance and Work as specified in Attachment F.

1.9.

“Final Project Acceptance” means the testing of the deliverables for a particular SOW is complete, all technical specifications arc satisfied and all errors or defects found from the testing has been cured to the reasonable satisfaction of FPL. Final Project Acceptance shall be determined in accordance with the Acceptance Criteria.

1.10.

“FPL Caused Delay” means a delay or portion of a delay that (i) will actually, demonstrably and adversely affect SILVERSPRING’s ability, or otherwise increase SILVERSPRING’s cost or expense, to achieve its obligations under this Agreement, (ii) FPL has not given SILVERSPRING reasonably sufficient notice to mitigate expenditures in full, and (iii) is caused principally and directly by FPL. Any delay that is a consequence or result of (i) SILVERSPRING’s or its Subcontractor’s action or inaction or (ii) force majeure is not a FPL Caused Delay. Notwithstanding the foregoing, SILVERSPRING shall take all reasonable steps to minimize costs and expenses it incurs with respect to any FPL Caused Delay.

1.11.	“FPL Entities” means FPL, FPL Group, Inc. and its affiliates, successors, assigns, members, shareholders, officers, directors, employees and agents.

1.12.	“FPL Interface” means software designed, developed and implemented by FPL (exclusively) that use any standard interface capabilities to the SILVERSPRING Smart Grid Technology.

1.13.

“Governmental or Regulatory Authority” means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or any state, county, city or other political subdivision.

1.14.	“Hosting” means the hosting services to be provided by SILVERSPRING to FPL in accordance with Attachment C as specified in a SOW.

1.15.

“Intellectual Property” shall mean with respect to each Party such Party’s patents, copyrights, trademarks, trade secrets or other proprietary information, any ideas, concepts, techniques, inventions, processes, comprising, embodied in or practiced in connection with such Party’s products or technologies (including all modifications, enhancements, configurations, upgrades and improvements thereto including, without limitation, any developed by such Party during the course of this Agreement).

1.16.	“Maintenance” means services to be provided in accordance with the terms of the Maintenance Agreement specified in Attachments El and E2 as applicable, or as a separate agreement.

1.17.	“Party” means either FPL or SILVERSPRING.

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1.18.	“Parties” means both FPL and SILVERSPRING.

1.19.

“SILVERSPRING Caused Delay” means a delay or portion of a delay that (i) will actually, demonstrably and adversely affect FPL’s ability, or otherwise increase FPL’s cost or expense, to achieve its obligations under this Agreement, (ii) SILVERSPRING has not given FPL reasonably sufficient notice to mitigate expenditures in full, and (iii) is caused principally and directly by SILVERSPRING or its Subcontractors. Any delay that is a consequence or result of (i) FPL’s or its subcontractor’s action or inaction or (ii) force majeure is not a SILVERSPRING Caused Delay. Notwithstanding the foregoing, FPL shall take all reasonable steps to minimize costs and expenses it incurs with respect to any SILVERSPRING Caused Delay.

1.20.

“Smart Grid Technology” means the equipment and software specified in Attachment B to enable a variety of advanced smart grid applications, including advanced metering, distribution automation, demand response and others, including but not limited to:

•	Network Interface Cards (NICs) for advanced metering, distribution automation and related applications,

•	Gateway Nodes, which are the routers for the network,

•	Metro Relays, which are signals repeaters for the network,

•	Network firmware,

•	Network Operation Software for the management and control of smart grid devices on the network; and

•	Advanced Metering application software.

1.21.

“Source Code” means human-readable computer programming code, associated procedural code, related and supporting documentation corresponding to the Smart Grid Technology and any all subsequent versions of the Smart Grid Technology for which the FPL has paid a Fee.

1.22.	“Stage” means each component part of a SOW.

1.23.

“Stage Acceptance” means that the testing of the deliverables for a particular Stage is complete and all errors or defects found from the testing has been cured to the satisfaction of FPL. Stage Acceptance shall be determined in accordance with the Acceptance Criteria.

1.24.	“Statement of Work” or “SOW” means a statement of work in a form of Attachment A issued by FPL and accepted by SILVERSPRING in accordance with the terms and provisions of this Agreement.

1.25.

“Subcontractor” means any Person, firm, partnership, association, joint venture, company, corporation or other entity, regardless of tier, having an agreement formal or informal, with SILVERSPRING to provide any part of the System under the Agreement. The term Subcontractor shall include vendors and suppliers of SILVERSPRING.

1.26.	“System” means the Smart Grid Technology in conjunction with all Work provided by SILVERSPRING herein for a SOW.

1.27.

“Work” means any activities and services necessary for the execution and timely completion of SILVERSPRING’s obligations under the Agreement including, but not limited to, the activities and services which may be set forth in a SOW.

2.	GRANT OF LICENSE

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2.1.

License. SILVERSPRING grants to FPL a nontransferable, limited, perpetual, nonexclusive license to use solely for FPL’s own internal business purposes the Smart Grid Technology and any enhancements, upgrades, improvements or modifications to the Smart Grid Technology, provided by SILVERSPRING pursuant to this Agreement or any associated agreement which references this Agreement. This license transfers to FPL neither title nor any proprietary or intellectual property rights to the Smart Grid Technology, Documentation, or any copyrights, patents, or trademarks, embodied or used in connection with the license, except for the internal use rights expressly granted in this Agreement. Additionally, FPL has the right to create and use FPL Interfaces.

2.2.

Copies. FPL may make, in whole or in part, a reasonable amount of machine-readable copies of the Smart Grid Technology and Documentation for internal use, backup, disaster recovery, testing, training and archival purposes. FPL may not copy the Smart Grid Technology except as permitted by this Agreement, and may only make copies of Documentation as reasonably necessary in conjunction with FPL’s use. Whenever FPL copies or reproduces all or any part of the Smart Grid Technology or Documentation, all titles, trademarks, copyrights, legends, and other proprietary markings must be reproduced.

2.3.

Source Code. SILVERSPRING shall place the Smart Grid Technology Source Code into an escrow account with NCC Group, Inc. to act as the escrow agent (“Escrow Agent”) under the terms attached as Attachment G (the “Escrow Agreement”). A fully executed copy of the Escrow Agreement, together with a receipt from the Escrow Agent acknowledging receipt of the source code, shall be delivered to FPL within *** days after execution of this Agreement. In addition to the initial delivery of source code, SILVERSPRING shall deliver to the Escrow Agent (i) within *** days following general availability, the source code of all new releases of the Smart Grid Technology, and (ii) by January 5th of each year during the term of this Agreement, the source code as it exists on January 1st of each year during the term of this Agreement, and shall provide FPL with receipts of such additional deposits, executed by the Escrow Agent. FPL shall treat the Source Code as Confidential Information and shall provide the Source Code the security and protection required by Section 7 (Confidential Information) of this Agreement. Under all circumstances, the Source Code shall remain the property of SILVERSPRING, and the FPL shall only use the Source Code in conjunction with, and to maintain the Smart Grid Technology as provided under this Agreement, and for no other purpose.

3.	LICENSE RESTRICTIONS

3.1.

Limitations. FPL will not: (1) sell, lease, license or sublicense the Smart Grid Technology or the Documentation to any third party; (ii) decompile, disassemble, translate, or reverse engineer, or attempt to create any passwords to allow unauthorized activation of the Smart Grid Technology; or (iii) provide, disclose, divulge, make available to, or permit use of the Smart Grid Technology by any third party without SILVERSPRING’s prior written consent, except for FPL’s employees, agents or subcontractors on a need to know basis for purposes of FPL’s permitted use hereunder or (iv) create or attempt to create, any derivative works of, or otherwise convert, modify, upgrade, enhance, translate or upgrade, the Smart Grid Technology.

3.2.	Third Party Software. Use of the Software may require that FPL have third party software, if specified in Attachment B. SILVERSPRING will ensure compatibility of all

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such third party software by integrating all third party software with the Smart Grid Technology and Equipment including upgrades and updates as they are introduced to the System.

3.3.	Optional Software and Work. FPL may wish to use outside data services and other third party software products in connection with the Smart Grid Technology. Procuring any optional services and/or software, and any fees related to installation, use, and third party software or hardware requirements are the direct responsibility of FPL.

4.	SOWs AND FEES

4.1.

Forecast. FPL will provide SILVERSPRING on a quarterly basis with rolling 12-month and 5-year forecasts of FPL’s anticipated need for components of the Smart Grid Technology. Such forecasts are provided for the purpose of enabling SILVERSPRING to anticipate FPL’s projected need for the components of the Smart Grid Technology and are not otherwise binding on FPL. SILVERSPRING will use all commercially reasonable efforts to insure that its production capability is sufficient to satisfy FPL’s orders for components of the Smart Grid Technology provided such orders reasonably approximate the quarterly forecasts provided by FPL to SILVERSPRING.

4.2.

Binding Commitment. Each binding commitment on the part of FPL to purchase or license components of Smart Grid Technology from SILVERSPRING shall be evidenced by an SOW. Each SOW will define the specific components of Smart Grid Technology to be purchased by FPL and the scheduled delivery dates for such components. FPL and SILVERSPRING agree to collaborate in good faith on the release and acceptance of specific SOWs to enable SILVERSPRING to timely provide all components of the Smart Grid Technology proposed to be ordered by FPL in an SOW. Absent agreement to the contrary between FPL and SILVERSPRING, each SOW for purchase of a quantity of components not exceeding ***% of the components of Smart Grid Technology purchased by FPL in the *** preceding such SOW must be submitted no later than *** in advance of the date of the first delivery of the Smart Grid Technology under such SOW and no later than *** in advance of the first delivery of the components under such SOW if the requested quantity of components exceeds such percentage amount or there is any material change in the design requirements for such components of the Smart Grid Technology as determined in good faith by FPL and SILVERSPRING. Any SOW issued by FPL within the foregoing parameters must be accepted by SILVERSPRING and shall thereupon constitute a binding commitment between SILVERSPRING and FPL for the purchase and license of the components of the Smart Grid Technology described in the SOW.

4.3.

Minimum Allocation to FPL. In the event that SILVERSPRING is unable to fully satisfy all orders for components of its Smart Grid Technology in any calendar month, SILVERSPRING agrees to allocate to FPL an amount equal to the lesser of (i) ***% of SILVERSPRING’s production capacity for the components of Smart Grid Technology ordered by FPL or (ii) all components of the Smart Grid Technology necessary to satisfy FPL’s SOW for such calendar month required to be accepted by SILVERSPRING pursuant to Section 4.2 above.

4.4.	SOW(s). The Parties shall commence each SOW and diligently pursue Final Project Acceptance for each SOW in accordance with an Attachment A entered into with respect to each SOW.

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4.5.	Payment. FPL shall pay SILVERSPRING the Fees as specified in Attachment F for each SOW for Smart Grid Technology and Work.

4.6.

Payment Terms. All applicable Fees shall be invoiced as set forth in Attachment F. All recurring fees shall be due and payable by FPL and will be automatically invoiced by SILVERSPRING as set forth in Attachment F. FPL shall pay each invoice within *** days of the invoice date in U.S. dollars.

4.7.

Taxes. All taxes, duties, fees and other governmental charges of any kind (including sales, services and use taxes, but excluding taxes based on the gross revenues or net income of SILVERSPRING) which are imposed by or under the authority of any government or any political subdivision thereof on the Fees for the purchase of the Smart Grid Technology shall be borne by FPL and shall not be considered a part of, a deduction from or an offset against such Fees.

4.8.

Audit Rights. During the term of this Agreement and for *** after termination, FPL will maintain accurate and detailed records as necessary to verify compliance with this Agreement, including Attachments. SILVERSPRING may request that FPL complete a self-audit questionnaire in a form provided by SILVERSPRING. If an audit reveals unlicensed use of the Smart Grid Technology, FPL agrees to promptly order and pay for sufficient licenses to permit all usage disclosed. If SILVERSPRING is not adequately assured that the self-audit was performed correctly, FPL agrees that SILVERSPRING or its designee shall have the right, not more than once in any one year period, to conduct an on site audit of FPL’s use of the Smart Grid Technology. SILVERSPRING may audit these records to verify compliance at any time during FPL’s regular business hours after giving reasonable notice. Except as described below, SILVERSPRING will bear all costs and expenses associated with the exercise of its audit rights. Any errors in payments identified will be corrected by FPL by appropriate adjustment. In the event of an underpayment of more than ***, FPL will reimburse SILVERSPRING the amount of the underpayment and reasonable costs associated with the audit.

4.9.	***

5.	SCOPE OF WORK ***

5.1.	Work. SILVERSPRING shall perform all activities necessary for its completion of the Work specified in each SOW entered into in connection with this Agreement.

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5.2.

Changes. Changes in the scope of an SOW, including any and all modifications, changes and/or additions to the System, will only be performed when authorized by a Change Form (a sample of which is provided in Attachment A) signed by both Parties.

5.3.

Claims. Any claims for recovery of costs which are not clearly set forth herein or by issuance of a Change Form must be asserted by SILVERSPRING in writing within *** calendar days after the cause of such claim has occurred. In the event a dispute arises as to the equitable adjustment of such claim, SILVERSPRING, at the direction of FPL, shall proceed with the Work for up to *** days pending resolution of the dispute.

5.4.

Personnel. SILVERSPRING will assign members of its staff who, in SILVERSPRING’s judgment, have adequate education, training or experience to perform the tasks assigned to them. Upon FPL’s request SILVERSPRING will identify the key personnel (including a description of their education and experience) proposed by SILVERSPRING to perform the Work.

5.5.

Regulations. In performing any part of the Work at an FPL site, including Cure pursuant to Section 6.2, WARRANTY, SILVERSPRING employees or subcontractors shall comply with the FPL site work rules and regulations, copies of which shall be provided to SILVERSPRING upon request. If a SILVERSPRING employee or subcontractor does not work the minimum “*** cumulative per calendar year” requirement, as defined in FPL’s Safe and Secure Workplace Policy and therefore is not subject to such policy, the following shall apply to such employee or subcontractor:

5.5.1

SILVERSPRING employees and subcontractors shall not permit or suffer the introduction or use of intoxicating liquor, firearms, or drugs upon the Work, including Cure, or upon any of the grounds occupied or controlled by SILVERSPRING.

5.5.2

All SILVERSPRING and Subcontractor employees shall be subject to “post accident” and/or “reasonable suspicion” controlled substances and alcohol testing while at a FPL site. “Reasonable suspicion” shall be determined in the sole discretion of FPL. No SILVERSPRING employee or subcontractor required to take a post-accident alcohol test shall use alcohol for eight hours following the accident, or until he/she undergoes a post-accident alcohol test, whichever occurs first.

5.6.

Audit. SILVERSPRING shall maintain books and records supporting all costs for the Work. During SILVERSPRING’s customary business hours for the duration of this Agreement, and for a period of *** thereafter, FPL shall have access to such books and to all other records of SILVERSPRING as required to verify any and all reimbursable costs.

5.7.	Delays.

5.7.1

SILVERSPRING shall notify FPL in writing immediately of any delay, or anticipated delay in SILVERSPRING’s performance of a SOW and the reason for and anticipated length of the delay. FPL will extend the date of performance for a period equal to the time lost by reason of the delay if the delay is due to causes or circumstances beyond the reasonable control of

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SILVERSPRING. SILVERSPRING shall not be eligible for additional compensation due to any such extension of time unless the extension was due to an FPL Caused Delay, in which event SILVERSPRING shall be entitled to additional reasonable compensation in an amount agreed by SILVERSPRING and FPL for expenditures that were not mitigated. Any extension to a SOW shall be documented by a written amendment to the SOW.

5.7.2

FPL shall notify SILVERSPRING in writing immediately of any delay, or anticipated delay in FPL’s performance of a SOW and the reason for and anticipated length of the delay. SILVERSPRING will extend the date of performance for a period equal to the time lost by reason of the delay if the delay is due to causes or circumstances beyond the reasonable control of FPL. FPL shall not be eligible for additional compensation due to any such extension of time unless the extension was due to an SILVERSPRING Caused Delay, in which event FPL shall be entitled to additional reasonable compensation in an amount agreed by SILVERSPRING and FPL for expenditures that were not mitigated. Any extension to a SOW shall be documented by a written amendment to the SOW.

5.8.

***. SILVERSPRING will review with FPL the anticipated *** plans of SILVERSPRING associated with the *** including, without limitation, ***. Such review shall be undertaken on a *** basis pursuant to a framework mutually agreed upon by FPL and SILVERSPRING from time to time.

5.9.

SILVERSPRING ***. SILVERSPRING will establish a Smart Grid Technology *** to assist SILVERSPRING in defining ***. SILVERSPRING will use reasonable efforts to establish such *** during calendar year *** and will ***. Such *** will meet *** and as reasonably necessary to help define *** on a basis synchronized with SILVERSPRING’s planned product release schedule.

5.10.	Control of ***. SILVERSPRING shall at all times have sole and exclusive control over *** but will, as appropriate, *** in exchange for the ***.

5.11.

Quality Control Information and End of Life Information. With respect to all hardware products included in the Smart Grid Technology provided by SILVERSPRING to FPL hereunder, SILVERSPRING shall provide FPL, no more often than ***, with the following:

5.11.1	Updates and information on any potential or scheduled product discontinuance.

5.11.2	Access to all quality assurance audits prepared by or for SILVERSPRING and its suppliers with respect to the manufacture of such hardware products.

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5.11.3	A right by FPL to perform such a quality assurance audit at the facilities of SILVERSPRING and its suppliers engaged in the manufacture of such hardware products.

Such access to or performance of such quality assurance audits shall be subject to the provisions of Section 9 and any and all information received or learned by FPL during the course of its exercise of FPL’s rights hereunder shall be deemed confidential information of SILVERSPRING and its suppliers, as appropriate. FPL’s personnel engaged in any inspection of manufacturing facilities shall also comply with all policies and procedures then in effect and applicable to visitors to any such facilities.

5.12.

DVT Policies and Procedures. SILVERSPRING will adopt and implement from time to time design verification and testing policies and procedures in accordance with usual and customary industry standards. SILVERSPRING will provide FPL with copies of such policies and procedures for review and comment.

5.13.

Meter Production. FPL and SILVERSPRING will cooperate in good faith with respect to ongoing discussions with third-party meter manufacturers for the development and production of meters suitable for use with the Smart Grid Technology including, without limitation, providing such manufacturers with such information as necessary or desirable by such meter manufacturers to enable the same to determine the interoperability of their meters with the Smart Grid Technology ***. Such cooperation shall include technical and integration discussions, commercial calls, and the like as SILVERSPRING and FPL shall in good faith determine necessary or advisable. Prior to engaging in any exchange of information or meetings with such third-party meter manufacturers, such third-party meter manufacturers shall be required to execute a confidentiality agreement in usual and customary form protecting any and all information disclosed or provided to such third-party meter manufacturers by SILVERSPRING or FPL.

6.	LIMITED WARRANTY AND LIMITATION OF LIABILITY

6.1.

Warranty of Smart Grid Technology. SILVERSPRING warrants that at the time of *** and for *** days thereafter, the Smart Grid Technology will perform in substantial compliance with the Documentation. If during the applicable warranty period, the Smart Grid Technology does not perform in substantial compliance with the Documentation, FPL shall notify SILVERSPRING of the failure to perform and SILVERSPRING shall, correct the Smart Grid Technology, replace the Smart Grid Technology ***, ***. SILVERSPRING does not warrant that the Smart Grid Technology will operate uninterrupted, error-free, or achieve any particular result. SILVERSPRING represents and warrants that the Smart Grid Technology will be compatible with third party software and hardware listed in Attachment B.

6.2.

Warranty of Work. SILVERSPRING warrants that the Work furnished shall be performed in accordance with standards of care, skill and diligence consistent with (i) recognized and sound industry practices, procedures and techniques; (ii) all applicable laws and regulations; (iii) the specifications, documents and procedures applicable to the Work; and (iv) the degree of knowledge, skill and judgment customarily exercised by professional firms with respect to services of a similar nature.

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6.2.1

If any failure to meet the foregoing warranty, or any additional warranties or performance guarantees as may be specified elsewhere in the Agreement, occurs or is discovered during the performance of the Work or within *** of the Work by FPL (or such longer period of time as may be stated elsewhere in the Agreement), SILVERSPRING shall immediately Cure all Work (including payment for labor associated with such Cure inclusive of ***) affected by such failure at SILVERSPRING’s sole cost and expense. SILVERSPRING shall ***. Work so Cured shall be warranted for an additional period of *** (or such longer period of time as may be stated elsewhere in the Agreement), following completion of the Cure. Notwithstanding the above, *** on SILVERSPRING’s warranty of free and clear title with respect to the Work.

6.2.2

FPL shall give written notice to SILVERSPRING of any failure of the Work or nonconformance with the warranties or performance guarantees discovered by FPL within *** days of FPL’s discovery of any such failure or nonconformance. All warranty Work shall be performed on a schedule established by FPL as required to support system operations. FPL, shall, without impact to the warranties provided in this Section 6.2, have the right to operate and otherwise use the Work until such time as FPL deems prudent to suspend such operation or use for Cure by SILVERSPRING. If the Work has been placed in service, SILVERSPRING shall make such corrections or replacements as soon as FPL deems it prudent to remove the Work from service for any warranty Cure by SILVERSPRING, even if the warranty expires prior to the removal of the Work from service. SILVERSPRING shall provide labor for Cure on a straight time and overtime basis, at its expense, as necessary to meet FPL’s schedule. SILVERSPRING shall be provided remote access to FPL’s System via secure VPN connection to facilitate SILVERSPRING personnel’s ability to troubleshoot and support FPL hereunder.

6.2.3

Whenever Cure is required, SILVERSPRING shall bear the risk of loss or damage for Work requiring Cure during the period of such Cure. If any Work must be removed from the jobsite, transportation charges associated with any Cure shall be borne by SILVERSPRING. SILVERSPRING shall revise any and all drawings, as appropriate, to reflect any changes or modifications made during Cure.

6.2.4

If SILVERSPRING fails or refuses to effect Cure of nonconforming Work or fails to (i) identify the problem, schedule for Cure and initiate Cure within a reasonable period not to exceed *** calendar days after written notice of nonconformance and (ii) complete Cure, utilizing its commercially reasonable efforts, within a reasonable period of time not to exceed *** calendar days (or such longer period or periods as FPL may authorize in writing), FPL may effect such Cure without impairing the warranties stated in this Section 6.2, and charge the cost occasioned to FPL thereby to SILVERSPRING. In addition, if SILVERSPRING fails to furnish timely disposition instructions, FPL may dispose of the non-conforming Work in a reasonable manner, in which case FPL

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shall be entitled to reimbursement from SILVERSPRING for reasonable expenses as well as for any excess cost incurred in the disposition of said Work.

6.2.5

SILVERSPRING shall obtain, for the benefit of FPL, all available warranties of Subcontractors for all materials and equipment manufactured or furnished or Work performed by them to the extent such warranties exceed the requirement of the warranties set forth in this Section 6.2. To the extent such warranties are in written form, originals identifying FPL as the warranty beneficiary shall be furnished to FPL. SILVERSPRING’s warranty shall he primary to any additional warranties furnished under this Section 6.2.5.

6.2.6

SILVERSPRING warrants that the written instructions regarding use of the Work shall conform to accepted engineering and operating practices as of the time such instructions are prepared. If any non-conformance to this warranty occurs or is discovered, SILVERSPRING shall furnish, at no cost to FPL, corrected instructions. In the event such non-conformance causes the Work to (i) be damaged or (ii) fail to meet applicable performance standards, SILVERSPRING shall effect Cure as specified in this Section 6.2.

6.3.	Warranty of Equipment and Hosting. SILVERSPRING shall provide FPL with a warranty for the Equipment and Hosting as specified in Attachments B and C, respectively.

6.4.

Exclusions. SILVERSPRING’s limited warranties in Sections 6.1, 6.2 and 6.3 shall not apply to any non-conformities which are the result of: (i) FPL customizations, enhancements or modifications of the System, (ii) use of the System with third party software, hardware or firmware not provided or authorized by SILVERSPRING, (iii) misuse or neglect of the System, or (iv) incorrect data, or data entry or output, as applicable, by FPL, a third party or third party software, hardware or firmware not provided or authorized by SILVERSPRING.

6.5.

Indirect Damages. In no event will either Party be liable to the other for any LOSS OF REVENUE OR PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, LOSS OF DATA, COST OF COVER OR indirect, special, incidental or consequential damages of any kind in connection with or arising out of the furnishing, performance or use of the System furnished under this Agreement., whether alleged as a breach of contract or tort (including negligence or strict product liability). Except as provided in Sections 8 and 11, in no event shall SILVERSPRING’s liability to FPL exceed the ***.

6.6.

Disclaimer. THE EXPRESS LIMITED WARRANTIES CONTAINED IN THIS SECTION 6 AND IN THE APPLICABLE ATTACHMENTS ARE THE EXCLUSIVE WARRANTIES MADE BY SILVERSPRING TO FPL WITH RESPECT TO THE SYSTEM. SILVERSPRING MAKES NO OTHER WARRANTIES WHATSOEVER. SILVERSPRING HEREBY DISCLAIMS ALL OTHER REPRESENTATIONS, CONDITIONS AND WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, WRITTEN OR ORAL, WITH RESPECT TO THE PRODUCTS OR SERVICES, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE ***

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*** OR, EXCEPT AS PROVIDED IN SECTION 8, NON-INFRINGEMENT OF THIRD PARTY RIGHTS. SILVERSPRING EXPRESSLY DISCLAIMS ANY REPRESENTATION, WARRANTY OR CONDITION TO ANY PERSON OTHER THAN FPL WITH RESPECT TO THE SYSTEM INCLUDING, BUT NOT LIMITED TO, FPL’S CUSTOMER. ALL REMEDIES ASSOCIATED WITH THE EXPRESS LIMITED WARRANTIES CONTAINED IN THIS SECTION 6 AND THE APPLICABLE ATTACHMENTS ARE FPL’S EXCLUSIVE REMEDIES. AND SILVERSPRING’S ENTIRE LIABILITY, FOR BREACH OF ANY SUCH WARRANTIES.

6.7.

Limitation. No action arising out of any breach or claimed breach of this Agreement or transactions contemplated by this Agreement may be brought by either Party more than *** after the cause of action has accrued. For purposes of this Agreement, a cause of action will be deemed to have accrued when a Party knew or reasonably should have known of the breach or claimed breach.

7.	OWNERSHIP

7.1.

Warranty. SILVERSPRING represents and warrants that it owns the Smart Grid Technology and/or that it has an absolute right to allow FPL to use the Smart Grid Technology in accordance with the provisions of this Agreement. SILVERSPRING’s entire liability and FPL’s sole and exclusive remedy for breach of this warranty will be ***.

7.2.

Intellectual Property (FPL). FPL shall retain and maintain all exclusive rights in connection with FPL Intellectual Property and FPL Interfaces. FPL shall retain ownership of any Confidential Information of FPL which is incorporated into SILVERSPRING Intellectual Property, ***.

7.3.

Intellectual Property (SSN). SILVERSPRING shall retain and maintain all exclusive rights in connection with SILVERSPRING Intellectual Property. To the extent that any of SILVERSPRING Intellectual Property is embedded in any deliverables, reports, manuals or other documentation provided to FPL in connection with this Agreement, SILVERSPRING hereby grants to FPL a non-exclusive, perpetual, *** (except as provided in Section 4.2) license to use such SILVERSPRING Intellectual Property to the extent necessary to permit FPL to utilize System provided by SILVERSPRING in accordance with this Agreement solely for FPL’s own internal business purposes.

7.4

Ownership. Neither Party shall by virtue of this Agreement or the transactions contemplated by this Agreement be deemed to have conveyed any right, title or interest in or to any of such Party’s Intellectual Property, all of such rights are expressly reserved by such Party.

7.5.

No Limitation. Nothing in this Agreement shall, or is intended to, limit either Party’s ability to develop or enhance its products and services in any manner whatsoever, including use of knowledge gained as a result of the performance by either Party of its obligations hereunder, provided that neither Party shall use or disclose the Confidential Information provided by the other Party.

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7.6.

New Product Initiatives. From time to time, the parties may agree to cooperate on development of new products, ***, or *** that will result in the creating of Intellectual Property. Prior to any such development, the parties shall agree on a written statement of work setting forth the portions to be developed by each party, the ownership of any resulting Intellectual Property, and any license of rights appropriate to enable each party to market and sell *** products and services *** , and, in the event such party is not the developing party, ***, and with the understanding that *** . In addition, the parties may agree ***, provided, however, that ***.

7.7.

Commercialization of New ***. From time to time, the parties may agree that *** commercialize products *** and the parties agree in good faith to negotiate the remuneration to *** with respect to the commercialization of such products by ***.

8.	INDEMNIFICATION FOR INFRINGEMENT

8.1.

Scope. SILVERSPRING shall, at its expense, defend, indemnify or settle any claim, action or allegation brought against FPL by an unrelated third party that the Smart Grid Technology, Documentation or Work, when used within the scope of this Agreement, infringes any U.S. patent, copyright, trade secret or other proprietary right and shall pay any final judgments or settlements. FPL may not settle or compromise such claim, action or allegation, except with the prior written consent of SILVERSPRING. Additionally, in the event any such infringement, claim, action or allegation is brought or threatened, SILVERSPRING will, at its sole expense: (a) procure for FPL the right to continue use of the System or infringing component; or (b) modify or amend the System or infringing component, provided that such modified System shall have substantially the same or comparable capabilities, or replace the System or infringing component with other components having substantially the same or comparable capabilities; ***.

8.2.

Conditions. The foregoing indemnity shall not apply unless FPL (i) notifies SILVERSPRING promptly in writing of such claim, (ii) gives SILVERSPRING the exclusive authority required to defend such claim, and (iii) provides SILVERSPRING reasonable assistance in defending such claim, at SILVERSPRING’s expense. These obligations shall not apply to the extent the infringement arises as a result of modifications to the System made by any party other than SILVERSPRING, a duly authorized representative of SILVERSPRING or as authorized by SILVERSPRING in writing.

8.3.

Entire Remedy. *** states SILVERSPRING’s entire liability and FPL’s sole and exclusive remedy with respect to infringement of any unrelated third party intellectual property rights or licenses granted under this Agreement.

9.	CONFIDENTIAL INFORMATION

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9.1.

Scope. Each Party acknowledges that it may acquire information and material that is the other Party’s confidential, proprietary or trade secret information. The Parties’ respective obligations with respect to Confidential Information also extend to any third party’s confidential or proprietary information disclosed to one Party by the other Party in the course of performance of this Agreement. Confidential Information shall be identified in writing at the time of disclosure, or if not identified in writing, based on the circumstances surrounding disclosure, such information should reasonably be considered as confidential or proprietary. For purposes of this Agreement, “Confidential Information” shall also mean as it pertains to SILVERSPRING, its employees or Subcontractors access to FPL’s Intranet or computer related systems, all information, regardless of whether there is any identification or legend identifying such as “confidential” or “proprietary,” to the extent accessed by SILVERSPRING, its employees or Subcontractors on FPL’s Intranet or computer related systems, whether prepared by FPL, its parent, subsidiaries and any affiliated company or their respective officers, directors, agents and employees or otherwise, which includes, but not limited to: (a) all reports, analyses, notes or other information that are based on, contain or reflect any such Confidential Information; (b) existing or contemplated products, services, technology, designs, processes, formulas, algorithms, research, training materials, policies, procedures, standards or product developments of FPL, its affiliates or any customer or supplier of FPL thereof; (c) trade secrets of FPL or its affiliates; (d) business plans, sales or marketing methods, methods of doing business, customer lists, customer usages and/or requirements, supplier information of FPL or its affiliates thereof or any customer or supplier of FPL or its affiliates thereof; (e) any business, marketing, technical, or scientific information including, but not limited to, data records. training manuals, policies, procedures, standards of conduct, plans, specifications, business strategy documents, business events information, competitor lists, employee demographics, business organization design, values and mission statements, current projects, exit interview and call center content logs, compensation plans, key performance measures, and other proprietary documents, transmitted in any format, related to the business of FPL or its affiliates; (f) computer programs or software sources; (g) data records or data bases; (h) confidential or sensitive business information; (i) photographs; (j) plans, specifications, diagrams, documentation or other data related to the design or operation of equipment, systems or software; and (k) information, manuals, memoranda, notes, records, plots, sketches, reports, letters and materials, or copies thereof.

9.2.

Use of Confidential Information. Each Party shall take all steps reasonably necessary to hold in trust and confidence the other Party’s Confidential Information. Each Party shall hold Confidential Information in strict confidence, not to disclose it to third parties or to use, reveal, report, publish, transfer or otherwise disclose to any person, corporation or other entity, any of the Confidential Information without the prior written consent of the other Party other than as permitted under this Agreement. Each Party will limit the disclosure of Confidential Information to employees, or directly related subcontractors with a need to know who: (i) have been advised of its confidential nature; and (ii) have acknowledged the express obligation to maintain such confidentiality. FPL and SILVERSPRING shall fully indemnify each other *** for any breach of the terms of this confidentiality obligation by its employees or third party subcontractors.

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9.3.

Exceptions. Notwithstanding the other provisions of this Agreement, information and material received by one Party from the other Party will not be considered to be Confidential Information if: (i) it has been published or is otherwise readily available to the public other than by a breach of this Agreement; (ii) it has been rightfully received by the receiving Party from a third Party without confidential limitations; (iii) it has been independently developed by the receiving Party by personnel having no access to the Confidential Information; or (iv) it was known to the receiving Party prior to its first receipt from the disclosing Party. If either Party is requested or required to disclose any Confidential Information of the other Party by order of a court, governmental entity, or by applicable law, including public disclosure law, the Party so ordered will provide prompt notice to the other Party so that such Party may obtain appropriate protective orders.

9.4.

Injunctive Relief. In the event of actual or threatened breach of the provisions of this Section 9, the non-breaching Party will have no adequate remedy at law and will be entitled to immediate injunctive and other equitable relief, without bond and without the necessity of showing actual money damages or those damages are capable of quantification.

9.5.

Notice. In the event either Party knows or should reasonably know that any third party has gained unauthorized access to the (i) Smart Grid Technology, (ii) Documentation, (iii) third party Software provided by SILVERSPRING, or (iv) other Confidential Information, the knowing Party shall immediately notify the other Party in writing of the full particulars of such access or disclosure.

9.6.

Disclosure of Confidential Information. Each Party’s obligations of confidentiality contained in this Agreement shall survive the termination of this Agreement; provided, however, the Parties agree that each Parties trade secrets will remain in effect for as long as such information remains a trade secret. To the extent the scope of Work under the Agreement includes a disclosure of any FPL Customer, retiree or employee related personal information, such personal information shall be considered Confidential Information in accordance with this Section 9.0. In the event SILVERSPRING breaches its confidentiality obligations with respect to FPL’s personal information, SILVERSPRING must provide FPL written notice of any such breach promptly to include any and all such names of individuals whose personal information was breached. SILVERSPRING shall provide such written notice no later than *** calendar days from the date of the breach. For purposes of this Section 9.6, “personal information” includes, without limitation, any FPL customer, retiree or employee name accompanied by any of the following data elements that are not encrypted: (i) social security number, (ii) driver’s license number, and (iii) account, credit card number, debit card number (in combination with any required password that would permit access to the individual’s financial account). For purposes of this Section 9.6, “breach” means any unlawful and unauthorized acquisition of computerized data that materially compromises the security, confidentiality or integrity of personal information maintained by FPL.

9.7.

No Public Announcements Without Consent. Neither Party will publicly release any information concerning this Agreement, or any part thereof, or make any public announcements except as may be required by law, to any third party, member of the public, press or official body, without the prior written consent of the other Party.

10.	TERM, TERMINATION AND SUSPENSION

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10.1

Term. This Agreement will take effect on the Effective Date and will remain in force for a period of *** years from the date hereof unless earlier terminated in accordance with the terms of this Agreement. Termination of this Agreement automatically terminates all Attachments but shall not terminate any right or remedy of a Party in effect on the date of termination.

10.2

Termination ***. Either Party may terminate this Agreement without termination charge or penalty for the material breach of any term by the other Party if a material breach remains uncured for *** days after receipt of written notice of such breach from the non-breaching Party. Such termination shall be in addition to any other remedies that may be available to the non-breaching Party.

10.3

Automatic Termination. This Agreement will terminate automatically, with no further action by either Party, (i) if either Party becomes insolvent or ceases business operations unless such Party immediately provides the other Party adequate assurance of the future performance of this Agreement, or (ii) if either Party commences bankruptcy proceedings, in which case the other Party may suspend all further performance without breach of this Agreement until the Party commencing bankruptcy proceedings either assumes this Agreement and provides adequate assurance of performance or rejects this Agreement under the Bankruptcy Code, with the Parties agreeing that this is an executory contract , or (iii) if either Party is liquidated or dissolved; or (iv) if FPL breaches any material obligation related to SILVERSPRING’s proprietary rights.

10.4

Suspension ***. FPL may, *** SILVERSPRING, suspend at any time the performance of all or any portion of the Work. SILVERSPRING shall resume performance of the Work when requested. In the event FPL suspends the Work, SILVERSPRING shall promptly advise FPL of the costs to be incurred from the planned suspension of the Work. Any reimbursement shall be limited to reasonable costs incurred by SILVERSPRING as a direct result of the suspension and shall be subject to verification.

10.5

Termination ***. FPL may, upon ***, terminate, without further obligation, duties. liabilities or losses, the whole or any part of any SOW issued under this Agreement ***. Such termination shall be effective in the manner specified in FPL’s written notice. Should FPL elect to terminate this Agreement pursuant to this Section 10.5, complete settlement of all claims of SILVERSPRING arising thereunder shall be made as follows:

10.5.1	FPL shall compensate SILVERSPRING only for those services approved in advance by FPL in writing after the effective date of termination under this Section 10.5;

10.5.2

In the event FPL exercises its right to terminate for convenience under this Section 10.5, unless otherwise specified in an SOW, FPL ***. SILVERSPRING shall take all reasonable actions to minimize any such costs incurred by reason of any termination of an SOW for convenience by FPL hereunder. SILVERSPRING shall continue to provide FPL with the annual maintenance

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services (which includes upgrades, enhancements and new releases) until SILVERSPRING no longer supports the Smart Grid Technology provided under a SOW ***.

10.5.3

In the event FPL exercises its right to terminate *** under this Section 10.5, for a period of *** from the Effective Date, in the event ***, FPL agrees to provide SILVERSPRING with *** and SILVERSPRING shall have *** within which to *** to FPL. In the event FPL ***, FPL shall then have ***. Following the expiration of *** or, in the event FPL desires to ***, FPL shall *** as provided in this Section 10.5 ***. The Parties agree to cooperate in good faith to effect the purpose and intent of this Section 10.5.

10.6.	Survival. Rights and obligations under this Agreement, which by their nature, should survive, will remain in effect after termination of this Agreement.

11.	INDEMNIFICATION

11.1.

Indemnity. SILVERSPRING agrees to protect, defend, indemnify and hold FPL Entities free and unharmed, ***, from and against any liabilities related to death, personal injury or tangible property damage resulting from or in connection with the performance of the Work by SILVERSPRING, its employees, Subcontractors or Subcontractor employees, whether or not such liabilities are ***.

11.2

Maximum Amount. ***, unless otherwise specified in herein, the limit of SILVERSPRING’s indemnity obligation *** per occurrence shall not exceed the sum of ***. If SILVERSPRING is insured for liability with limits in excess of ***, SILVERSPRING’s indemnity obligation *** shall extend up to but shall not exceed the ***.

11.3.	Exclusion of ***. The limits of SILVERSPRING’s indemnity obligations *** shall not apply to or limit SILVERSPRING’s responsibility for *** under this Agreement. The selection of counsel by

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SILVERSPRING or by its insurer to represent and defend FPL Entities shall be subject to the prior written approval of FPL.

11.4	Infringement Exclusion. The limits of SILVERSPRING’s indemnity obligation contained in *** shall not apply to SILVERSPRING’s indemnity obligations pursuant to ***.

12.	INSURANCE

12.1.

Insurance. SILVERSPRING shall procure and maintain at its expense, the following minimum insurance coverage, unless otherwise specified in the Agreement, covering all operations required to complete the Work. SILVERSPRING shall provide evidence of the following minimum insurance coverage by providing an ACORD or other Certificate of Insurance in forms and with insurance companies acceptable to the Risk Management Department of FPL, before any Work under the Agreement begins: (a) all insurance requirements required by law, including but not limited to, workers’ compensation insurance for statutory obligations imposed by workers’ compensation or occupational disease laws; (b) General Liability Insurance, with minimum limits of liability for Bodily Injury and Property Damage of ***. The coverage shall insure the performance of the contractual obligations assumed by SILVERSPRING under the Agreement. The Products/Completed Operations Liability coverage shall be provided for a period of at least one year after following the completion of the Work; and (c) Professional Liability, Errors and Omissions Coverage, with the minimum limits of liability, per occurrences, of ***.

12.2	Cancellation. Insurance specified herein shall not be canceled or materially changed without *** days advance Notice to FPL’s Risk Management Department.

12.3.

Coverage Basis. In the event that any policy furnished by SILVERSPRING provides for coverage on a “claims made” basis, the retroactive date of the policy shall be the same as the effective date of the Agreement, or such other date, as to protect the interest of FPL, its parent, subsidiaries and any affiliated company of FPL, and their respective officers. directors, agents and employees. Furthermore, for all policies furnished on a “claims made” basis, SILVERSPRING’s providing of such coverage shall survive the termination of the Agreement and the expiration of any applicable warranty period, until the expiration of the maximum statuary period of limitations in the State of Florida for actions based in contract or in tort. If coverage is on an “occurrence” basis, such insurance shall be maintained by SILVERSPRING during the entire term of the Agreement.

12.4.

No Release. Neither SILVERSPRING’s failure to provide evidence of minimum coverage of insurance following FPL’s request, nor FPL’s decision to not make such request, shall release SILVERSPRING from its obligation to maintain the minimum coverage provided for in this Section 12.

13.	DISPUTE RESOLUTION

13.1.

Prior to initiation of any arbitration or court action by either Party, any disputes under this Agreement must be submitted to non binding mediation to the American Arbitration Association (“AAA”), and be conducted under the rules of AAA for non-binding mediation of commercial disputes. Mediation will take place in Florida, unless both

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Parties agree to an alternate location. All conduct and statements, whether oral or written, made in the course of the mediation by any of the Parties, their agents, employees, experts and attorneys, and by the mediator and any of the AAA employees, are confidential, privileged and inadmissible for any purpose, including impeachment, in any litigation or other proceeding between the Parties, unless such evidence is otherwise admissible or discoverable. Neither Party may commence arbitration with respect to the matters submitted to mediation until after the completion of the initial mediation session, or *** days after the date of filing the written request for mediation, whichever occurs first. The provisions of this Section 13.1 may be enforced by any court of competent jurisdiction.

13.2.

THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THAT MAY EXIST TO HAVE A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED UPON OR ARISING OUT OF, UNDER, OR IN ANY WAY CONNECTED WITH, THE AGREEMENT OR THE. PERFORMANCE OF THE WORK BY SILVERSPRING HEREUNDER.

13.3.

Any action at law, suit in equity or other proceeding against any Party with respect to any term or provision of this Agreement or in connection with any of the transactions contemplated by this Agreement shall be brought and maintained in the federal courts of the Southern District of Florida. Each of the Parties hereby submits, to the fullest extent permitted by applicable law, to the exclusive jurisdiction of such courts for the purpose of any such action or proceeding. The foregoing provisions of this Section 13.3 shall not be construed to limit the right of any Party hereto to serve any such writ, process or summons in any manner permitted by applicable law. Each Party further agrees that a final judgment or order in any such action, suit or proceeding may be enforced against such Party in any other jurisdiction by suit on such judgment or order or in such other manner as may be permitted by applicable law.

14.	GENERAL PROVISIONS

14.1.

Export Restrictions. FPL acknowledges that the laws and regulations of the United States restrict the export and re-export of Smart Grid Technology, including and Documentation. FPL shall not export directly or indirectly all or part of the Smart Grid Technology and Documentation, manuals and instructional materials, and any direct product derived from the Smart Grid Technology, such as computer models or simulations, to any country without the appropriate United States and/or foreign government licenses. FPL shall not export or re-export the Smart Grid Technology, Documentation, or any third party software provided by SILVERSPRING (including over the Internet) into any country subject to U.S. embargo.

14.2.

Force Majeure. Neither Party shall be responsible for any failure to perform due to unforeseen, non-commercial circumstances beyond its reasonable control and without fault or negligence of the affected Party, including but not limited to, acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, earthquakes, hurricanes, accidents, strikes, labor disputes among its employees, fuel or energy supply disruption. The Party affected shall promptly provide written notice to the other Party indicating the nature, cause, date of commencement thereof, the anticipated extent of such delay and whether it is anticipated that any completion or delivery dates will be affected thereby, and shall exercise due diligence to mitigate the effect of the delay. In the event of any such delay, any applicable period of time for action by such Party may be deferred for a period

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of time equal to the time of such delay, except a Party’s failure to make any payment when due under this Agreement.

14.3.

Notices and Administration Any notice required or permitted under the terms of this Agreement or required by law must be in writing and must be (a) delivered in person, , (c) sent by first class mail, or (d) sent by overnight air courier, and in each case properly posted and fully prepaid to the appropriate address set forth below. Notices will be considered to have been given at the time of (a) actual delivery in person, (c) ten (10) business days after deposit in the mail, or (d) three (3) days after delivery to an overnight air courier service. Either Party may change its address for notices by written notice to the other Party in accordance with this Section.

SILVERSPRING:	FPL:
Silver Spring Networks, Inc.	Florida Power & Light Company
2755 Campus Drive, Suite 205	700 Universe Boulevard
San Mateo, CA 94403	Juno Beach, FL 33408
Attn.: Chief Executive Officer	Attn: Legal Department

14.4.

Non-assignment/Binding Agreement. Neither this Agreement nor any rights under this Agreement may be assigned or otherwise transferred by either Party, in whole or in part without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Such consent shall not be required in the event of merger, acquisition, or consolidation of a Party. Subject to the foregoing, this Agreement will bind and benefit the Parties and their respective successors and assigns.

14.5.

Entire Agreement. This Agreement, including any attachments, sets out the entire agreement between the Parties relative to the subject matter of this Agreement and supersedes all prior or contemporaneous agreements or representations, oral or written. This Agreement may not be altered or modified, except by written amendment which expressly refers to this Agreement and which is duly executed by authorized representatives of both Parties.

14.6.

Severability. Any provision of this Agreement held to be invalid under applicable law shall not render this Agreement invalid as a whole, and in such an event, such provision shall be interpreted so as to best accomplish the intent of the Parties within the limits of applicable law.

14.7.	Waiver. The waiver or failure by a Party to exercise or enforce any right provided for in this Agreement shall not be deemed a waiver of any further right under this Agreement.

14.8.

Applicable Law. This Agreement and its interpretation shall be governed by the laws of the State of Florida without regard to its choice of law provisions. Any action to enforce any rights under this Agreement shall be brought within the State of Florida. The Parties agree that the United Nations Convention on Contracts for the Sale of Goods is specifically excluded from any transactions under this Agreement.

14.9.

Publicity. SILVERSPRING may include FPL name, logo and summary description of its use of the System in its published FPL list and SILVERSPRING web site., but will not use FPL’s name in any SILVERSPRING-related press release without FPL’s written consent.

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14.10.

Independent Contractor In connection with this Agreement, each Party is an independent contractor and as such will not have any authority to bind or commit the other. Nothing in this Agreement shall be deemed or construed to create a joint venture, partnership or agency relationship between the Parties for any purpose. No employee, agent, representative or affiliate of SILVERSPRING has authority to bind SILVERSPRING to any oral representations or warranty concerning the System. Any written representation or warranty not expressly contained in this Agreement will not be enforceable.

14.11.

Compliance with Laws. SILVERSPRING shall perform all Work in accordance with all applicable laws. If SILVERSPRING observes that any part of this Agreement is at variance with this Section 14.11 in any respect, it shall immediately notify the FPL designated representative in writing and any necessary changes shall be made by Change Form. If SILVERSPRING performs any Work contrary to applicable laws, SILVERSPRING shall assume full responsibility therefor and shall bear all costs attributable thereto, and SILVERSPRING shall, at its own expense, defend, indemnify and hold *** harmless, ***, from and against all liability, loss or damage *** assessed against or suffered by *** as a result of an allegation or claim of noncompliance by SILVERSPRING with this Section 14.11. *** If in the performance ***, SILVERSPRING determines, observes, or questions any part of the Work despite compliance with FPL-provided drawings, specifications, or designs, which may render the Work to be deficient, unsafe or not in compliance with applicable laws, SILVERSPRING shall promptly notify FPL for disposition.

14.12.

Additional Terms. No terms, provisions or conditions of any purchase order, acknowledgment or other business form that either Party may use in connection with the acquisition or licensing of the Smart Grid Technology will have any effect on the rights, duties or obligations of the Parties under, or otherwise modify, this Agreement, regardless of any failure of the other Party to object to such terms, provisions or conditions without SILVERSPRING’s specific written approval.

14.13.	No Third Party Beneficiaries. No third party is a beneficiary of any portion of this Agreement.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Agreement effective as of the Effective Date first above written.

Silver Spring Networks, Inc.		Florida Power & Light Company

By:	/s/ Scott A. Lang	By:	/s/ ***

Name:	Scott A. Lang	Name:	***

Title:	Chief Executive Officer	Title:	***

Date:	August 1, 2007	Date:	August 1, 2007

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FPL Confidential

Confidentiality/Security Warning

The information contained within this document is proprietary to Florida Power and Light Company and is confidential. It may not be disclosed to any party outside its intended audience without the written permission of FPL. This document may not be reproduced, either by photocopy or electronically without the written permission of FPL. Every recipient of this document acknowledges, by retention and use, the confidential nature of the material contained herein, and agrees to prevent the distribution of this document, by intent or otherwise, beyond its intended audience.

Document Controls

Change Record

Date	Author	Version	Change Reference
02/28/2007	***	1.0	Initial Document Creation
03/06/2007	***	1.1	SSN & FPL Mutual Review

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FPL Confidential

Statement of Work Overview

Introduction

This Statement of Work (SOW) defines the services (Services) to be performed by SSN Networks (SSN) for Florida Power & Light Company (FPL) for the AMI Project (the “Project”). The Services shall be governed by the terms and conditions of the Master Services Agreement dated                      by and between Florida Power & Light Company and SSN Networks.

Project Description

The project includes deployment the SSN Networks AMI network solution within the FPL territory to deliver AMI benefits as defined by the requirements in this document. The solution is to be deployed in an area to include approximately *** residential metered endpoints in order to complete an evaluation of the products, network and capabilities of SSN. Upon completion of the deployment of approximately *** endpoints and associated networks, Acceptance Criteria will be evaluated. At acceptance *** additional modules and associated network devices will be purchased for future deployment.

Project Objectives

The objective of this project is to implement the SSN provided

AMI network such that it can be evaluated as to the delivery of reliable data in accordance with FPL

SLAs and requirements and provide positive results towards satisfying the FPL business case for full AMI deployment.

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FPL Confidential

Description of Service

This section provides a detailed description of the hardware, software, services and other components SSN will provide for the AMI project,

This includes:

•	Statement of Work

•	Description of the SSN Project Team Roles

•	Description of the FPL Roles

•	Project Schedule

•	General Assumptions

Statement of Work

The work to be performed has been divided into stages for ease of description and management.

• Stage A:	UIQ setup, Integration and Hosting
	Predecessors: None	Successors: Stages B, C, and D
• Stage B:	Network and Meter Deployment
	Predecessors: Stage A	Successors: Stage D
• Stage C:	UIQ to IEE integration
	Predecessors: Stage A	Successors: Stage D
• Stage D:	Acceptance Testing
	Predecessors: Stage A, B & C	Successors: Stage E & G
• Stage E:	Hosted to Purchased Environment
	Predecessors: Stage D	Successors: G
• Stage F:	Product and Equipment Evaluation
	Predecessors: None	Successors: None
• Stage G:	Acquisition of *** additional modules
	Predecessors: Stage D, and E	Successors: None

Within each section outlining the stage, the following components will be outlined where applicable:

•	Stage scope

•	High level tasks to be included

•	Scope specific obligations

•	Task responsibility matrices

•	Expected performance criteria

•	Stage Acceptance Criteria

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FPL Confidential

Stage A - UIQ Setup, Integration and Hosting

Stage Scope

This stage includes all activities related to preparing an environment to run the specified UIQ applications to support a field deployment of the SSN AMI solution. This will include the minimum integration activities required to test components of the network to meet AMI service level criteria and acceptance criteria as outlined in Appendix B to the statement of work.

UIQ Application Description

UtilOS™

UtilOS is an open standards-based networking operating system for utility information & control networks. Based on open standards networking technologies and Internet protocols, UtilOS provides a proven, interoperable, extensible, scalable and secure operating system platform for advanced utility networking. Leveraging advanced Internet technologies & protocols, devices running on UtilOS can interoperate with other standards-based utility networking devices to form a heterogeneous utility information & control network infrastructure.

UtilOS provides a comprehensive suite of advanced utility networking services, including addressing, routing/switching, quality of service, health, network time, security and encryption, all of which can be implemented via an XML-based provisioning, configuration, monitoring, control & management interface.

Detailed UtilOS functional, performance and feature specifications are listed in product sheet UtilOS.

UtilityIQ NM™

UtilityIQ NM is an open-standards based utility network device management platform. UtilityIQ NM provides complete network device life-cycle management support, providing the customer with an open, secure, extensible, scalable and cost-effective utility information & control network management platform. UtilityIQ NM provides complete support for device configuration, provisioning, monitoring, enforcement, management, and control. Based on open standards, UtilityIQ NM can be easily, efficiently, and quickly integrated with the customer’s existing operational and business support systems via standards-based methods.

UtilityIQ NM’s Web Services Systems & API interfaces provide existing utility network applications, such as distribution management, outage management, load control and field services automation, with a highly secure, reliable, scalable and always-on set of networking services for implementing their application specific provisioning, configuration, data collection, monitoring and control functions on utility network devices that are being managed by UtilityIQ NM.

UtilityIQ AM™

UtilityIQ AM is an open, secure, extensible, scalable and highly configurable data acquisition and meter configuration, provisioning & management application to support a variety of advanced metering applications. UtilityIQ AMI’s intuitive web-based interface allows utility operators to configure schedules and groups across a variety of electric, water, and gas devices enabling the collection, management and analysis of consumption, time of use, interval data, power quality measures, status logs, and more.

UtilityIQ AMI’s Web Services Systems & API interfaces provide a secure, extensible and standards-based method for integration with the customer’s existing customer information, inventory management and billing systems.

Whenever UtilityIQ is referenced in this document it comprises of UtlityIQ AM and UtilityIQ NM.

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High Level Tasks

•

Installation of the application software at SSN and the configuration required to enable deployment of modules integrated into FPL accepted meters and operation of the network by SSN to communicate to modules and receive information in accordance with service level agreements

•

Creation of a quality assurance (QA) environment at FPL to host a test version of the UIQ application, associated, and at least one gateway. This will be used to complete pre-deployment testing and integration

•	Connections between SSN and FPL for purpose of connecting application and completing appropriate data transfers

•	Integration of inventory shipment receipt files to UIQ (modules in network)

•	Integration of UIQ from CIS (modules deployed) to support the UIQ endpoint acquisition process

•	Coding for interfaces to UIQ to the specifications of the APIs provided by SSN

•	Testing and acceptance of interfaces

•	Provisioning of servers to host the application and databases to support deployment

•	Creating UIQ network operations group to support deployment

•	Implementing reports and reporting mechanisms to allow for the tracking of metrics outlined in Appendix B

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Upgrading application to receive any version upgrades, releases, patches, code fixes, etc. to maintain or enhance operations of the platform. FPL will approve any and all upgrades to the environment once it is being used as an operational platform to support the deployed network

The following diagram illustrates the high-level integration expected to support stage A. This is a design suggestion to outline utilization of current interfaces in place. New interfaces are identified by x.

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Obligations of the parties for work to be completed:

•	FPL will use combinations of internal EAI architecture and point to point interfaces to complete the integration with UIQ.

•

For events labeled A, B, C & D in the diagram above, FPL has defined XML events to be used by SSN. SSN will he required to conform to the format or provide appropriate translation services to accommodate event integration.

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For event x) Inventory Load, SSN will be required to utilize standard batch meter files provided from the meter manufacturer which will hold meter information as well as the relationship from the meter to module as outlined in Attachment B-1-A unless a separate arrangement or agreement is made for meter manufacturer to supply information directly to SSN.

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A hosting environment will be created at SSN which will have appropriate resources (CPU, database, servers, etc.) to operate the required network components and include appropriate redundancy to handle failover and disaster recovery (see Attachment C - Hosting Services Terms).

•

Integration activity that requires coding as a result of data either from FPL to SSN or SSN to FPL will follow traditional SDLC lifecycle steps which will include requirements gathering, design, coding, testing, and implementation. Each step will have appropriate approvals from both parties.

•

Deployment integration, from and to FPL, will utilize file formats and processes already utilized by FPL. Changes are planned to modify certain UTC codes in the process but no file format changes are expected for events labeled G & H.

•

Connectivity provided between FPL and SSN will be sized appropriately to support peak coincident requirements of data transferred for all aspects of project including: deployment file transfers, inventory file transfers, configuration exchange, and AMI data exchange.

•	Connectivity provided between FPL and SSN will adhere to FPL security policies and procedures as outlined in Attachment D.

Task Responsibility

Activity	RESPONSIBLE PARTY
	***	***	Comments
Connection from FPL to SSN
Throughput requirements analysis	P	L
Provider selection	A	L
Installation / Connection at SSN	I	L
Installation / Connection at FPL	L	I
Application Set Up & Hosting
Provide Servers to host environment	I	L
Install Application	I	L
Provide access to FPL personnel	A	L
Train FPL personnel	P	I
Hosting of production environment	A	L	Through acceptance period ***
Application version upgrades and fixes	A	L	Through acceptance period ***
Complete stress testing of environment	A	L	Relevant to *** only
Application Integration
Integration of Inventory file to UIQ	P	L
Integration of UIQ from CIS for meter installation	P	L	May require *** based on rqmts.
Integration of deployment file to FPL’s CIS	A	L
Integration of deployment file from FPL’s CIS	P	L
Reports to measure read rates	A	L

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Legend:

L	***
P	***
A	***
I	***

Performance Criteria

Installation Deployment File Processing

•	The delivery of the installation deployment file to FPL is to be a scheduled process where the file is delivered 7 days a week within the appropriate window.

•	The file is to always contain a header and footer record even if there are no records to process.

•

The delivery of the installation deployment file to FPL is to be a scheduled process where the file is provided to FPL by 11:59 pm eastern standard time and no earlier than 10:00 pm eastern standard time.

•

Appropriate headers and footers are to be included on the files to describe the date, time and number of records in the file. If there are no installation records in the file the will include only headers and footer.

•	Files are to be delivered every day of the week.

Inventory Record File Processing

•	The inventory file with the file format as outlined in Attachment B-1-A will be delivered from FPL as shipments are accepted according to our meter sampling processes outlined in Attachment B-1-B.

•	The inventory file is to be processed and confirmation or rejection provided to FPL within 24 hours of receipt of file.

CIS to UIQ Integration

•	Events passed to UIQ via the EAI bus structure will be applied to UIQ within 1 minute of delivery.

•	Failures of UIQ event processing will be tracked and reported to SSN resources for resolution.

Reports

•	Reports are to be available within *** of the completion of the process on which the report references. Reports or system tools are to be available to track criteria as outlined in Appendix B.

Acceptance Criteria

As the project is initiated each deliverable in this stage will have acceptance criteria created and agreed upon by FPL and SSN. Acceptance criteria will primarily consist of execution of test plans that exercise the different scenarios, events and data options. Acceptance testing of each deliverable will be performed by FPL and SSN with the results being reviewed and approved by FPL.

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Stage B - Network and Meter Deployment

Stage B includes all activity related to deploying a network of meters to be read under the SSN AMI network for the *** endpoints, which will include units for deployment and *** for spares and anticipated growth SSN is to serve as primary contractor and coordinator for all activities involved.

High Level Tasks

•	Meter manufacturer form integration

•	Meter ordering/manufacturing

•	Module manufacturing

•	Meter quality testing acceptance at manufacturer

•	Meter deployment vendor assessment, selection and oversight

•	Network deployment vendor assessment, selection and oversight

•	Network planning

•	Network installation design and approval

•	Meter shipment acceptance at FPL (acceptance testing)

•	Meter shipment supply chain management

•	Deployment planning

•	Deployment site setup

•	Meter inventory tracking

•	Emergency repairs required during deployment

•	Supplies inventory (consumables; seals, lock rings, jiffy locks, etc.)

•	Backhaul connectivity for gateways

•	Installation of Meters

•	Communication testing of meters at install using field service unit

•	Endpoint provisioning in UIQ

•	Deployment of Network (routers and gateways)

•	Post installation network maintenance

•	Optimization of network

•	Pre-deployment acceptance testing

•	Pre-deployment testing of meters and *** endpoint acceptance testing as described in the stage acceptance testing section

Obligations of the parties for work to be completed:

•	SSN will use FPL approved contractors for meter deployment, network deployment, and electrical repairs. The approved list of FPL contractors is provided in Appendix C.

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SSN will act as primary contractor for deployment and be responsible for all aspects of planning, training, management, oversight, hiring, assessing, controlling, reviewing, purchasing, and interfacing with 3rd party installation vendors to complete the deployment and maintenance of the networks and the deployment of the meters with integrated modules.

•	FPL will provide facilities to stage deployment activities.

•	SSN will complete NESC Extreme Wind Loading testing for all equipment to be attached to poles.

•	FPL will provide access to approved SSN and SSN contracted personnel at the site.

•	FPL will provide badges for approved SSN and SSN contracted personnel.

•	SSN will provide vehicle identification for contracted personnel in the field.

•	SSN will provide installation vendors appropriate connectivity (e.g. DSL) to vendor hosted and or FPL systems required for data interfaces.

•	FPL will work jointly with SSN to evaluate options for gateway and relay placement.

•	SSN will adhere to FPL standard operating procedures for the attachment of devices to FPL poles

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as outlined in Attachment B-2.

•	FPL will have review authority and final approval on all plans which involve installing devices on poles and in substations as well as any meter at a customer premise.

•	SSN must submit requests for approval from FPL to move, change or alter infrastructure devices after they are installed in the field.

•	Deployment will include approximately *** endpoints in an area to be determined by FPL.

•

Deployment will include installation of SSN integrated meter at premises which currently have meter form 2S, 1S and 12S, non-demand, single phase meters (FPL meter symbols 2A, 2C, 5A, 5C, 5E, 7A, 7C, 7E, and LC.)

•	SSN will provide approved FPL meters with integrated SSN NIC chipset (endpoint) for the deployment as identified in Attachment B.

•	FPL will complete meter shipment testing at MTC per test procedures in Attachment B-1-B.

•

SSN will provide adequate sparing stock of meters with integrated NIC chips to address failures that occur upon installation or occur during the period from deployment to acceptance (which are included within the total *** endpoints referenced above).

•	Meter failures will be tested at the MTC and if a meter/module issue is encountered a Unsatisfactory Product Report (UPR) will be generated and the meter will be returned to the meter manufacturer

•

SSN will be responsible for the reimbursement to FPL for consumables used to support the deployment (see Attachment B-1-C for list of estimated consumables required to support deployment). Inventory tracking of consumables will be the responsibility of SSN with review and approval by FPL.

•	FPL will use its current supply chain to purchase consumables at FPL pricing and will be reimbursed by SSN for quantities used during the deployment.

•	Pre-deployment testing of data retrieved from the meter will occur in a lab environment at FPL with at least one gateway installed.

•

Deployment will progress in a staged manner in order for specific tests to be conducted by FPL. This will require a certain number of meters to be deployed along with the associated network to establish connectivity and then will include a pause in the deployment. FPL will provide specific criteria to be tested at each stage as outlined in the section “Acceptance Criteria”. Failure to meet acceptance criteria may delay deployment until proper investigation can occur and mitigating steps taken to resolve issues in order to not propagate issues into a larger deployment. Failure to meet acceptance criteria may result in a halt in the project. Proposed stage amounts and associated tests are:

•	*** endpoints - testing of read capability, interval aggregation, tamper flag correlation and outage notification;

•	~*** endpoints - system redundancy with gateway failure, time tests to “reconfigure” and acquire a path to a backhaul point

•	SSN will provide the installation vendor with the field service unit (FSU) to test the communication of the NIC installed in the meter at time of meter deployment/installation at premises.

•	SSN will be responsible for returning meters that fail at the time of the installation to FPL (with UPR sticker).

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In the event of a required delay in the deployment plan to investigate and/or implement mitigation tasks, SSN will be responsible for managing deployment resources during the idle period. FPL Suspension for Convenience shall be addressed in accordance with the MSA.

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Repairs required during the deployment to provide for a completed, safe installation will be the responsibility of SSN. All costs associated to the repair work, management of electrical vendors, and coordination with customers required to complete the repairs will be the responsibility of SSN. FPL will work with SSN to define processes and procedures to minimize the amount of repairs required and how to identify conditions that require attention. Conditions requiring

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repair include but are not limited to: discoloration of the meter terminals(to be described in materials to be compiled by FPL and SSN for training), melting or damage to the meter base, discoloration of the meter current coils inside the meter, arcing on the meter terminals where contact is made to the socket jaw, discoloration of the socket jaws, melting of conductor insulation, and obvious differences in the gap between the two sides of a jaw as compared to the other jaws.

•	SSN will be responsible for coordinating with local electrical contractors to make emergency repairs to meter cans that can not be safely installed or made safe through the act of installation.

•	SSN will be responsible for the deployment of the network infrastructure required to operate the network.

•	SSN will be responsible for the coordination and installation of the backhaul required to each gateway device.

•	FPL will be responsible for all costs associated with the installation of the backhaul and ongoing fees related to monthly expenses for the required backhaul services from the gateways.

•	SSN will use an FPL approved contractor as listed in Appendix C for the deployment of the network.

•

SSN will adhere to FPL’s standard operating procedures for attaching equipment to our infrastructure. Designs for attaching devices will be submitted by SSN for approval prior to attaching any devices.

•	SSN will provide all components required to install gateway and relay devices (e.g. mounting straps, mounting hardware, power taps) for each specific installation.

•	SSN will be responsible for pre-deployment customer communication in the form of a letter or postcard prior to the meter change event.

•	Customer communication verbiage is to be approved by FPL.

•

SSN will be responsible for customer communication mediums required to support the deployment. Specifically, door hangers required when the meter can not be safely accessed or to notify of or schedule repairs.

•	SSN will be responsible for working with meter manufacturer and FPL to implement a process to mark meter pallets with bar codes to indicate meter serial number range and quantity.

•

SSN will be responsible for conducting deployment to minimize the “unable to complete” conditions. Reasonable effort should be made in at least 3 attempts to deploy a meter at a premise. After 3 attempts are made the premise record may be passed back to FPL for processing.

•	Detail test plans will be created prior to testing stages. Acceptance criteria may be changed through the course of detail planning with the approval from both parties.

•

Meter flags to be collected through the system include all flags available in the current meter 2S meter form of the 1210+; Metering Problem, Reverse Energy Flow, Service Error, DC Detection, Meter Inversion, Sag and Swell Counts, and Power Fail Count.

•	IEEE reliability indices in the meter relating to sags and swell event capture are to be set to detect at 80% of nominal voltage for 1 cycle for sags and 120% of nominal voltage for swells.

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SSN will provide 1 (one) field service unit to FPL for the purpose of testing meters with integrated NIC card for instances where meters are removed for various reasons by FPL personnel after the initial deployment. Removed meters are tested at MTC to determine if the communication and/or meter have failed. If a failure is determined an unsatisfactory product report is generated and the meter/ module is sent back to the manufacturer for processing under warranties outlined.

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Certain data collection situations may arise during deployment where building construction, location or other physical challenges attenuates wireless signals. FPL and SSN agree to collectively resolve these unique situations with building owners, municipalities and other stakeholders to enable practical meter reading solutions, such as installing external antennae or additional relays.

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•	Approved contractors need to adhere to FPL safe and secure polices as outlined in the MSA.

Meter Deployment Installation Vendor Obligations:

Workforce Recruitment, Selection and Training

Vendor will attempt to recruit from the Dade, Broward and Palm Beach county areas. All potential employees will undergo background; drivers license/driving record and drug/alcohol checks. FPL will be consulted regarding prospective candidates who have previously worked for FPL, or for contractors who performed work on FPL’s behalf, prior to the candidate being hired.

Trainees will receive at least one week of training including classroom and field components, for which passing grades must be achieved on both an in-class test and field evaluation form. As part of the training, FPL will develop and deliver specific current diversion training to Vendor’s trainees.

Candidates successfully passing the classroom and field training components will be paired with an experienced installer in the field for observation and questions prior to being issued their own meter allotment. The duration of this training will be two to four days, depending on the Vendor’s assessment of the individual installer’s training needs. Periodic refresher training will be provided based on the results of QA inspections and completion data analysis.

Installer’s Manual

Vendor will submit a complete installer’s training manual for review by FPL prior to the implementation of meter installations. This manual will contain instruction in:

•	Safety; including driver safety

•	Quality

•	Installation Processes

•	Data Collection

•	Handheld Operations

•	Inventory Management

•	Customer Service

•	Current Diversion Identification (to be provided by FPL)

Safety Program

All Vendor safety procedures implemented for this program will be in accordance with FPL’s safety procedures. Vendor will also provide all safety equipment needed to protect workers, motorist and general public from injury. All Vendor personnel will strictly enforce and adhere to all safety rules and procedures.

Vendor’s commitment to safety will be emphasized through initial trainee safety training and reinforced by daily, weekly and monthly workforce safety meetings for the duration of the project. Additionally, “on the job” auditing is to occur at an agreed upon rate per installations to insure installers are adhering to safety policies and procedures throughout the deployment. On the job auditing can be combined with quality assurance programs/audits to test adherence to installation procedures. A program is to be defined and agreed upon between the Vendor and FPL to determine levels of audit adherence and actions to be taken for failure to pass audit qualification. Reports are to be summarized on a weekly basis and provided to FPL for review.

Meter Exchange Process

Vendor’s installers will complete the following steps to physically install a meter:

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•	Attempt to contact each customer at the time of installation. If unable to directly advise the customer, a door hanger will be left at the premise advising the customer of the installation.

•

Ensure service is not interrupted without customer notice on accounts with medically essential equipment (identified on deployment file). If the customer cannot be directly advised, alternate arrangements (e.g., appointment) will be made with the customer.

•	Assess overhead / underground feed to the meter for damage and suitability of installation.

•	Assess the meter enclosure and lid for damage and suitability of installation.

•	Remove the existing meter seal, seal ring and meter enclosure lid

•	Visually examine the meter enclosure and meter jaws for damage and suitability of installation.

•	Refer any damaged meter enclosures or facilities that preclude safe and complete installation to their Field Supervisor for documentation and to initiate repairs.

•	Re-examine the meter enclosure and meter jaws for damage and suitability of installation,

•	Identify and report current diversion condition found. The installer will notify their Field Supervisor of such conditions for digital imaging of the condition and labeling of the meter.

•	Remove the existing meter and capture removal reading. All readings that fail high/low validations will require that the meter be re-read and the reading be re-entered in the handheld.

•

Capture new meter and module data from device bar codes. Meters whose meter-module serial. number combinations fail validation against the meter-module relationship table provided by FPL will not be installed. These meters will be tagged separately and returned to FPL for investigation / correction.

•	Install new meter and capture set reading.

•	New meters will be set as the existing meter was found (e.g., on, off) and their installed disposition communicated via the installation file.

•	Verification will be performed to insure the meter and communication module are working as intended.

•	New meters set “off” will have the load-side meter blades booted and the meter set so the line-side blades are energized.

•	New meters set “off” in high theft areas identified by FPL will be locked with appropriate locking device

•	Specific installation processes for non-standard meter sets or non standard meter can configurations will be jointly developed.

•	Replace meter enclosure lid and seal ring

•	Re-seal the meter enclosure lid and seal ring with a new seal and or locking device where appropriate.

•	Clean up work site.

Skipped Meter Installation / UTC Criteria

All skips will receive up to three calls from Vendor requesting an appointment. If contact with the customer cannot be achieved by telephone, Vendor will send an installer to perform a second in-person attempt to complete the installation. If after two in-person attempts and three telephone attempts the customer has not been completed, the premise record will be returned to FPL as unable to complete (UTC).

Quality Assurance Program

“On the job” auditing is to occur at an agreed upon rate per installations to insure installers are adhering to defined processes and procedures throughout the deployment. On the job auditing can be combined with safety assurance programs/audits to test adherence to installation procedures. A program is to be defined and agreed upon between the vendor and FPL to determine levels of audit adherence and actions to be taken for failure to pass audit qualification. Reports are to be summarized on a weekly basis and provided to FPL for review.

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Post installation audit should also be incorporated to review installation after the installer has left the premises. Criteria will be reviewed for adherence to procedures, how the job site was left, customer interaction (if applicable), etc. Reports are to be summarized on a weekly basis and provided to FPL for review.

Project Work Hours

Meter installation vendor will use flexible workweeks and days to facilitate customer satisfaction with meter installations and appointments. Installations could occur Monday through Saturday, from 8:00am to 8:00pm, depending on the time of season and length of daylight hours.

Call Handling

Vendor’s office (office location/locations) will be staffed with a Vendor supplied resource during installation work hours to respond to FPL inquiries, customer calls to schedule appointments (from UTC visits), and customer inquiries. FPL will provide a 1-800 number to be used on printed material and will also provide call routing from the FPL switch to route calls to the Vendor site during work hours. Any calls received outside of normal work hours via the phone number provided will be routed to the FPL care center for handling.

Other Work Materials

In addition to the labor necessary to perform and support deployment activities, Vendor-supplied materials include:

•	Tools and equipment necessary for the installation (FPL will sign out Revenue Protection tools to Installers.)

•	Handhelds and reports for data capture at meter installation including communication testing

•	PPE - personal protection equipment

•	Computers and peripheral equipment for contractor work site

•	Installer uniforms

•	Personnel identification (FPL Badges will be provided)

•	Meter installation vehicles

•	Cell phones and service as required

•	Vehicle signage for identification

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Deployment / Installation Information

FPL will make available on a daily basis an electronic file for the project areas identifying the pertinent information needed for scheduling and deployment. Data will be provided only for meter types/forms to be exchanged. Data exchange may be “throttled” by routes to only provide routes to be deployed in the current stage or phase.

Daily Extract File - To Installation Vendor
FIELD NAME	FORMAT	SIZE	COMMENTS
Premise Number	***	***	***
District	***	***
Service Point Number	***	***
Cycle Day	***	***
Route	***	***
Read Sequence	***	***
House / Building Number	***	***
Directional	***	***	***
Street Name	***	***
Directional Suffix	***	***	***
Street Suffix	***	***	***
Apt / Unit Number	***	***
City	***	***
State	***	***
Zip Code	***	***
Customer Name	***	***
Customer Middle Name	***	***
Customer Last Name	***	***
Bill Account Phone	***	***
Other Phone	***	***
Medical Equipment	***	***	***
Hazard Code	***	***	***
Hazard Text	***	***
Meter Rdg Instructions	***	***
Meter Location Code	***	***	***
Customer Key Number	***	***
Prior Current Diversion	***	***	***
Meter Symbol	***	***	***
Meter Number	***	***
Meter Status	***	***	***
C/D Switch Flag	***	***	***
Unused Flag	***	***
Dwelling Type	***	***	***
Last Read	***	***
Last Read Date	***	***
Read Source	***	***	***
Average Daily Usage	***	***	***

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The following table illustrates the tasks and associated roles and responsibilities of FPL and SSN to complete the work necessary for Stage B.

Activity	RESPONSIBLE PARTY
	***	***	Comments
Deployment Planning
Area Selection	L	I
Deployment Planning (when, where, how many)	L	I	For *** endpoints
Meter Supply Chain
Meter vendor selection	A	L
Meter form integration	I	L
Meter form acceptance	L	P	***
Module ordering and manufacturing	I	L
Meter ordering and manufacturing	I	L
Meter and module integration		L
Quality assurance and testing	I	L
Meter delivery / supply chain	I	L
Meter inventory file formats	A	L
Meter shipment acceptance at MTC	L	I
Device Supply Chain
Device manufacturer selection	I	L
Device quality assurance		L
Device acceptance testing	L	P	***
Device delivery / supply chain		L
Device setup and provisioning	A	L
Network Deployment
Installation vendor selection	A	L
Installation training	A	L
Installation planning	A	L
Resource management		L
Installation	A	L
Backhaul communication Setup in Subs	L	P
Device inventory management		L
Device maintenance / field investigation	I	L
Optimization of network (adding or moving devices)	A	L
Device asset inventory management	I	L
Device failure and issue tracking	I	L
Meter Deployment
Installation vendor selection	A	L
Installation training	A	L
Installation planning	A	L
Resource management		L
Meter can repair process definition	A	L
Installation	A	L
Repairing unsafe meter can conditions	I	L
Repair tracking	I	L

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Meter inventory control	I	L	***
Meter testing and disposal	L	I	Requires ***
Consumable use and inventory Tracking	P	L
Processing “unable to complete” (UTC) orders	L	I	Orders that cannot be deployed after ***
Administer QA Program	I	L
Administer Safety Program	I	L
Weekly Performance Reporting	P	L
Site Set Up
Acquiring staging site	L	P
Providing access to personnel	L	P
Ordering and purchasing consumables	L	P
Site connectivity for data transfers	A	L
Deployment Application integration setup	A	L	***
Stage Acceptance Testing
*** Endpoint Test Plan Creation	L	P
*** Endpoint testing	L	I

Legend:

L ***

P ***

A ***

I ***

Performance Criteria

Network

•	The network is to operate in such a manner to meet or exceed service level criteria as described in Appendix B.

***

***

***

***

***

***

***

***

***

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***

***

***

Stage Acceptance Criteria

Acceptance Criteria for deployment will consist of ***.

Deployment - Stage Acceptance

•	Pre-deployment Testing - Prior to deployment of metering in the field the following will be evaluated (test plans assume a lab test site is used with an operational gateway in place):

•	Data Validation

•	Daily read data - The data collected over the network will be compared to FPL data collected from visual inspection. Acceptance will be to insure the data is within and acceptable variance.

•	Interval Read Data - Interval read data will be aggregated and compared to read data collected. Aggregated interval data must equal the difference in read data for the period evaluated.

•	Tamper flags - Tamper conditions will be created within the lab and flags delivered through the network will be compared to the conditions created.

•	Functional Validation

•	Read Rate Validation - Read rates will be evaluated based on infrastructure to understand expected read rate vs. delivered.

•	Outage notification - Single outage conditions will be created within the lab and the network will be monitored to evaluate capabilities of the system.

•

Gateway Failure and Restore - The gateway will be taken off line for a period of time and then restarted. Time to restart will be evaluated and then time to collect data measured and evaluated. Data will be evaluated to insure no gaps were encountered during the gateway outage period from the endpoints in the lab.

•	*** endpoints - At completion of the *** endpoint deployment and associated network optimization the following will be evaluated (test plans assume multiple gateways deployed):

•	Data Validation

•	Daily read data - The data collected over the network will be compared to FPL data collected via field personnel. Acceptance will be to insure the data is within and acceptable variance.

•	Interval Read Data - Interval read data will be aggregated and compared to read data collected. Aggregated interval data must equal the difference in read data for the period evaluated.

•	Tamper flags - Tamper conditions will be created within the deployment and flags delivered through the network will be compared to what was created in the

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field.

•	Functional Validation

•	Read Rate Validation - Read rates will be evaluated based on infrastructure to understand expected read rate vs. delivered.

•

Outage notification - A multiple outage condition will be created within the deployment and the network will be monitored to evaluate capabilities of the system. The outage scenario include up to a lateral outage scenario as described in Appendix B.

•

Gateway Failure and Network Failover - A gateway will be taken off line for a period of time to test the ability of the network to heal and for endpoints to obtain connectivity with an alternate gateway. Time for endpoints will be measured to obtain new gateway connection for all endpoint impacted. Data provided from impacted endpoints will also be evaluated for completeness. Additionally, all routing tables in endpoints will be cleared to test the time for a network of *** endpoints to optimize routing paths and become active on the network to deliver data.

Deployment - Endpoint Installation Acceptance (required for start of acceptance testing)

Deployment will be assumed complete when:

•	All endpoints designated to receive SSN metering devices have been deployed or attempted to have been deployed according to the UTC procedures and policies,

•	Outstanding UTC work is less than *** premises (*** of total selected for deployment),

•	Outstanding emergency repair work in progress is less than *** premises and associated work to complete emergency repairs is scheduled, and

•	Optimization including the placement of gateways and relays has been completed according to SSN to allow the network to achieve stated data delivery requirements.

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Stage C UIQ IEE Integration

Stage C includes completing data transfers from the UIQ application to the Itron Enterprise Edition application which is FPL’s platform for meter data management.

High Level Tasks

•	Integration of UIQ to a meter data warehouse TEE to supply data collected from the network,

•	Coding for interfaces from UIQ to the specifications provided by FPL,

•	Loading of data accumulated prior to acceptance or completion of the interface

The following diagram illustrates the high-level integration expected to support stage C.

FPL / UIQ Integration Events

Assumptions on work to be completed:

•	FPL will use combinations of internal EAI architecture and point to point interfaces to complete the integration with UIQ.

•	For events S1, S2, and S3, SSN will be required to utilize already defined XML formats currently used. FPL will provide the format and structure required to conform.

•	All data collected is expected to be transferred to FPL per SLA as defined in Appendix B.

•

Collection data integration will be scheduled to be completed after the testing and acceptance of the *** endpoint deployment. Data values will be validated at this point and it will be acceptable to load to IEE.

•	All data collected via UIQ should be loaded to TEE. Data collected prior to the interface completion will need to be stored and loaded to IEE once the interface has been completed.

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The following table illustrates the tasks and associated roles and responsibilities of FPL and SSN to complete the work necessary for Stage B.

Activity	RESPONSIBLE PARTY
	***	***	Comments
Daily Read Delivery Integration
Provide formats and requirements	L	P
Design output formats	A	L
Code output formats	I	L
Test output formats	P	L
Design interface schedules	A	L
Implement output formats and schedules	A	L
Load accumulated data to IEE	P	L
Interval Read Delivery Integration
Provide formats and requirements	L	P
Design output formats	A	L
Code output formats	I	L
Test output formats	P	L
Design interface schedules	A	L
Implement output formats	A	L
Load accumulated data to IEE	P	L
Tamper Flag Delivery Integration
Provide formats and requirements	L	P
Design output formats	A	L
Code output formats	I	L
Test output formats	P	L
Design interface schedules	A	L
Implement output formats	A	L
Load accumulated data to IEE	P	L

Legend:

L	***
P	***
A	***
I	***

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Stage D – Acceptance Criteria Testing for Final Project Acceptance

This stage includes all activities related to conducting intensive evaluation on the reliability, performance, validity and operational capabilities of the UIQ platform to meet Final Project Acceptance Criteria based on the deployment of the SSN network and approximately *** meters with integrated SSN NIC chipset.

High Level Tasks

•	Evaluating reliability of data delivered over the network

•	Evaluating validity of data delivered over the network

•	Evaluating network and system capability to deliver data are required

•	Evaluation of functional capabilities of network to support real time reads, tamper detection, and outage detection

•	Evaluation of application performance

•	Evaluation of network healing and failover capabilities

•	Stress testing simulation exercise to achieve agreed upon performance and throughput

Assumptions on work to be completed:

•

Criteria will be monitored and tracked for the duration of the project. The period to start measurement against the acceptance criteria (Appendix B) will start no later than 30 days after deployment has been completed per endpoint installation deployment criteria outlined in stage B.

•	Criteria to signal deployment completion will be agreed upon by both SSN and FPL.

•	Optimization must be completed by SSN within 30 days of deployment completion.

•

At completion of optimization any mitigation actions, network changes, device changes, application changes, or any other change that would affect the performance of the network must be formally requested to FPL by SSN and approved by FPL.

•	FPL will track all metrics concerning the daily operations of the environment.

•	Metrics tracked will be shared with SSN on a weekly basis.

•	FPL and SSN will work together to build a comprehensive test plan for acceptance.

•	Specific testing criteria will occur according to test scenario outlined in Appendix B.

•	Testing to meet acceptance criteria will occur after optimization has been completed.

•	Test results for specific scenarios will be shared with SSN at test completion.

•	SSN will be responsible for tracking CPU performance for duration of acceptance and provide weekly reporting to FPL.

•	FPL will coordinate with SSN to schedule specific tests. As requested by FPL SSN will capture specific application performance criteria encountered during tests as requested by FPL.

•	FPL will perform data validation tests after deployment has been completed.

•	FPL will share results with SSN and allow *** for SSN to confirm or contest the results.

•	Any mitigation actions, network changes, application changes or upgrades required during the acceptance period are to be approved by FPL prior to implementation.

•	SSN will complete a network performance and throughput analysis (e.g, throughput, prioritization scheme effectiveness, frequency of change in routing, message round trip measurements of latency RTT).

•	FPL will coordinate with SSN to schedule specific tests. As requested by FPL SSN will capture specific application performance criteria encountered during tests as requested by FPL.

•	FPL will perform data validation tests after deployment has been completed.

•	FPL will share results with SSN and allow *** for SSN to confirm or contest the results.

•	Any mitigation actions, network changes, application changes or upgrades required during the acceptance period are to be approved by FPL prior to implementation.

•	SSN will complete a network performance and throughput analysis (e.g, throughput, prioritization scheme effectiveness, frequency of change in routing, message round trip measurements of latency RTT).

Stage Acceptance Criteria

Specific testing to meet Acceptance Criteria will be based on the criteria outlined in Appendix B. Detail test plans will be created collaboratively by FPL and SSN to insure criteria is tested and reported correctly for the acceptance.

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The following table illustrates the high level tasks and the associated roles and responsibilities of FPL and SSN to complete the work necessary for Stage D.

Activity	RESPONSIBLE PARTY
	***	***	Comments
Deployment Completion
Identify trigger for “deployment completion”	A	L
Network Optimization to mitigate issues	A	L

Performance Evaluation
Track and report application performance	A	L
Track and report daily read rates	L	A
Track and report interval read rates	A	L

Data Validation
Daily read validation	L	I
Interval read validation	L	I
Tamper flag validation	L	I
Outage flag validation	L	I

Legend:

L	***
P	***
A	***
I	***

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Stage E – Hosted to Purchased Environment

This stage includes all activities related to upon system acceptance, transferring the UIQ application and associated components from the SSN hosting site to the FPL location. This phase will not be triggered until complete acceptance has been reached. If acceptance is not reached this phase will not be executed.

High Level Tasks

•	Porting Linux version of application to be run in AIX environment

•	Evaluation of transition from JBOSS to Websphere

•	Installation of application servers and application software for production environment

•	Installation and integration of database servers for production environment

•	Transfer/migration of data from Linux/San Mateo to AIX/ FPL

•	Acquisition of appropriate Licenses

•	Hosting of current environment from acceptance to transition

•	Installation of platform on AIX vs. LINUX environment

•	Installation of application servers and application software for quality assurance environment

•	Installation and integration of database servers for quality assurance environment

•	Operations training and transition

Obligations for work to be completed:

•	SSN will be responsible for porting of the application and associated databases from Linux environment to AIX environment.

•	FPL will be responsible for creation of production environment at FPL to host the UIQ application and associated databases.

•	FPL will create a quality assurance environment at FPL to host a test version of the UIQ application, associated, and at least one gateway.

•	FPL will create a gateway environment to test the communications module at meter shipment acceptance testing.

•	SSN will be responsible for transition of “production data” from the UIQ instance previously hosted at SSN for FPL to the production environment at FPL.

•

FPL will acquire hardware (servers) and application software licenses to support environments. FPL to purchase hardware based on recommendations from SSN to optimal systems performance or FPL has an option to purchase hardware from SSN.

•	SSN will perform training of FPL personnel for the administration of the new environments.

•	SSN will perform training of FPL personnel for the operations of the environments.

•	The production environment is to be sized to handle data and processing requirements to support up to *** endpoints.

•	The quality assurance (QA) UIQ environment is to be sized to handle data and processing requirements to support up to *** endpoints.

•	Environments at FPL will be segregated to accommodate failover capabilities.

•	Data backup and restoration procedures will be installed and tested prior to change over.

•	Software licensing will be provided at a cost as outlined in Appendix F - Pricing.

•	Data related to inventory and asset management will be transitioned to FPL.

•	At acceptance SSN to provide maintenance as described in Appendix E - Maintenance,

•	During this stage SSN to provide first line service personnel as outlined in Attachment E-1.

Acceptance Criteria

Acceptance Criteria for transition from hosted to owned environment will be determined jointly by FPL and SSN during the project.

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The following table illustrates the high level tasks and the associated roles and responsibilities of FPL and SSN to complete the work necessary for Stage E.

RESPONSIBLE PARTY
Activity	***	***	Comments
Transfer of platform assets to FPL
Disassembly of hardware platform	P	L
Data backup and preservation	P	L
Shipment to FPL.	I	L
Reassembly of hardware platform	P	L
Site verification of platform operation and training
UIQ operational verification	P	L
Legacy systems connection verification	L	P
Network asset transfer
Title transfer of hard assets to FPL	A	L

Legend:

L	***
P	***
A	***
I	***

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Stage F – Product and Equipment Evaluation to Support Business Value

This stage includes all activities related to the demonstration and evaluation of next generation of products and services that can be supported on the SSN Network.

High level tasks include:

•	Identification of potential smart grid applications

•	Business value quantification

•	Technical issue identification

•	Potential integration of demonstration concepts into existing *** or *** deployments

•	Analysis to understand business value

•	Validation of network simulation

Assumptions on work to be completed:

•	FPL and SSN teams will jointly identify, evaluate and implement advanced smart grid applications that could be enabled by the SSN Network.

•	Applications desired by FPL under this section will be considered out of scope and require a change order.

•	Any SSN equipment that is required for evaluation during this phase ***.

•	***.

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The following table illustrates the high level tasks and the associated roles and responsibilities of FPL and SSN to complete the work necessary for Stage E.

RESPONSIBLE PARTY
Activity	***	***	Comments
Deployment Planning
Area Selection	L	I
Deployment Planning (quantities and location)	A	L	***
Module Supply Chain
Module ordering and manufacturing	L	I
Module manufacturing	I	L
Module quality assurance	I	L
Module acceptance testing	L	P
Module delivery / supply chain	I	L

Legend:

L	***
P	***
A	***
I	***

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Project Roles Required

SSN Project Team Roles

The SSN project team roles and descriptions are listed here for reference. An individual may assume one or more roles.

If SSN reassigns or changes any key team member, the replacement will have a skill level equal to or greater than the skill level of the individual replaced. SSN will provide a sufficient overlap period, approved by FPL, to ensure no adverse impact to the project.

Project Roles	Role Description

Project Manager	The Project Manager manages all units of project work required by SSN to complete the overall project. They are for responsible for working with the FPL Program Manager as well as specific SSN resources to support on time project delivery and project communication efforts.

Software Lead	The SSN Software Lead is one of the most senior consultants with substantial experience implementing software solutions and managing complex client situations. He or she oversees the project at a sponsorship level. He or she works with your project sponsors to define project scope and manage risk. He or she has the authority to escalate issues on your behalf within any department of SSN should the need arise. In addition, he or she is involved from the project kickoff to project completion. He or she is responsible for managing scope, cost, resources and the day-to-day activities of other consultants working on your project.

Hardware Lead	The SSN Hardware Lead is heavily involved throughout the project. They are principally involved in the support and rollout of the Hardware associated with the SSN solution. This includes meter deployment, gateway deployment and relay deployment as well as UIQ installation and management. In addition, this individual will also responsible for managing scope, cost, resources and the day-to-day activities associated with hardware deployment components on the project.

Business Consultant	SSN Business Consultants are consultants with experience in business analysis and data modeling. They are SSN product and energy industry experts. They will work with FPL project manager and domain experts to understand your business objectives and processes. They will assist you in determining to how use SSN products to meet those objectives and automate the business processes.

Technical Consultant	SSN Technical Consultants are consultants with experience in the technologies required to run SSN products. Technical Consultants will work with your administrators to determine the proper configuration and sizing of your hardware, networking and software environment. They manage the installation, configuration and system test of SSN products.

Development Consultant	SSN Development Consultants are consultants with years of technical design and programming experience. They will work with your business process owners and developers to design the “custom” technical details of the solution, as well as provide hands-on programming services.

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Florida Power & Light Company Roles

Florida Power & Light Company is required to provide the resources to work on the implementation with the SSN team. The responsibilities of these roles are defined in the table below. An individual may assume one or more roles. Florida Power & Light Company must identify the individuals to assume these roles and communicate this information within 30 days of the execution of the statement of work.

If FP&L reassigns or changes any key team member, the replacement will have a skill level equal to or greater than the skill level of the individual replaced. FP&L will provide an overlap period sufficient to ensure no adverse impact to the project.

Project Roles	Role Description

Program Sponsor	The Program Sponsor typically does not participate in the day-to-day activities of the project. The Project Sponsor drives the need for SSN in the organization. The Program Sponsor is not normally the Project Manager; however, they may be the same.

Program Manager

The Program Manager manages FPL resources and oversees SSN activities to meet objectives of the project. They are for responsible for working with the SSN Project Manager to support on time project delivery and project communication efforts.

Note: The Business Owner and Program Manager is often the same person.

Project Manager

The Project Manager manages specific units of project work required to complete the overall project. They are for responsible for working with the FPL Program Manager as well as specific SSN resources to support on time project delivery and project communication efforts.

Note: A Project Manager and a Technical Lead may be interchangeable depending on the size and scope of the unit of work assigned.

Business Owner	The Business Owner should understand the business challenges, the energy market and value proposition proposed. They are responsible for working with the SSN and FPL Project Managers to: review business requirements and design, develop and test a solution to meet those requirements. In addition, they are responsible for scheduling and facilitating training programs and preparing support materials.

Technical Lead	The Technical Lead is heavily involved throughout the project. They will be working closely with the SSN Technical Consultant during the following activities: reviewing the hardware and software requirements; installing and configuring the servers and software; system testing all applications, modules and connectivity; and, finally, supporting the deployment. The Technical Lead may also be required to learn the basic architecture and administration tasks for any 3rd Party data sources integrating with the solution.

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Project Schedule

The following table shows the high level project tasks, estimated duration expected and start and completion dates for the stated stages outlined in the Statement of Work. Project schedule dates will be adjusted based on the actual start date.

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Service Center (4401 NW 112th Avenue, Sunrise). Desks and chairs will be provided for office personnel.

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Service Center (4401 NW 112th Avenue, Sunrise). Desks and chairs will be provided for office personnel.

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UIQ Setup, Installation and Hosting

1.	Installation of UIQ Collection Engine will be followed by installation of network components, then meters, followed by optimization efforts using additional relays as required.

2.	SSN will be responsible for operational management of the UIQ Collection Engine through the term of this agreement at which time FPL will make a determination regarding ongoing Operations and Maintenance of the UIQ system. This effort includes verifying system performance on an ongoing basis. FPL has the option of taking responsibility for operational management of the UIQ Collection Engine prior to the termination of this agreement.

Network and Meter Deployment

1.	There are a total of approximately *** residential and commercial electric accounts in the FPL specified deployment territory (deployment area).

2.	SSN will be responsible for AMR route saturation and deployment of meters throughout the specified deployment territory through Stage D Acceptance.

3.	SSN will be responsible for installation of relay devices and gateway devices throughout the specified deployment territory through Stage D Acceptance.

4.	SSN will be responsible for Gateway and Relay optimization throughout the deployment area after initial meter deployment of each endpoint through Stage D Acceptance.

5.	SSN will be responsible for Field Service Maintenance of Gateways and Relays through Stage D, Acceptance, at which time FPL will make a determination regarding ongoing Operations and Maintenance of the UIQ network. FPL has the option of taking responsibility for Field Service Maintenance of the Gateway’s and Relay’s and ongoing O&M of the UIQ system prior the termination of this agreement.

6.	SSN will be responsible for all network management from gateways to the UIQ application through Stage D Acceptance. FPL will be responsible for all maintenance costs and expenses related to the communication backhaul through the term of this agreement.

7.	No meters will require a meter module retrofit.

8.	FPL is responsible for all Meter Maintenance after acceptance. SSN is responsible for all meter maintenance prior to Stage D Acceptance.

9.	SSN will be responsible for site selection of gateways and relays throughout the FPL service territory, through Stage D Acceptance.

UIQ to IEE Integration

No additional assumptions

Acceptance Testing

No additional assumptions

Hosted to Purchased Environment

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1.

FPL will provide SSN employees remote access to the FPL UIQ servers (Terminal Services/WebEx) in adherence to FPL Network & Connectivity Policy as required to support application if applications are hosted on site.

Acquisition of *** additional endpoints

No additional assumptions

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Related Details

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Appendix A

Change Control Request

A. General Information

Provide basic information about the project including: Project Title - The proper name used to identify this project; Project Working Title - The working name or acronym that will be used for the project; Proponent Secretary -The secretary to whom the proponent agency is assigned or the Secretary that is sponsoring an enterprise project; Proponent Agency - The agency that will be responsible for the management of the project; Prepared by - The person(s) preparing this document; Date/Control Number - The date the request is initiated and the change or configuration item control number assigned.

Project Title:	Project Working Title:

Project Manager:	Proponent Agency:

Prepared by:

B. Change Request Information

The requester provides information concerning the requested change along with any supporting documentation.

1. Proposed Change Description

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Justification for Proposed Change

Impact of Not Implementing Proposed Change

4. Alternatives

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C. Analysis of Change Request

The change requester or designated individual provides an explanation of the impact that this change will have on the project.

Describe Impact on Change or Configuration Item

2. Impact on Project Budget

3. Impact on Project Schedule

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4. Impact on Project Resources

D. Change Request Initial Review

The Project Manager, Program Manager, or other designated Manager conducts an initial review and makes a recommendation(s) regarding the implementation of the request before it is proposed to an established Change or Configuration Management Review Body. Results and recommendations based on the review are provided in this section.

Review Date: Reviewers Name:

Reviewer’s Position (Project Relationship):

Approve for Implementation Reject Defer Until:

Rational for Recommendation:

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E. Management Decision

The management conducts a final review and decides to approve or disapprove the request. In the blocks below record and authenticate the decision.

Approval or Disapproval and Special Instructions:

Change or Configuration Management Reviewing Body:

Name: Position: Signature:

Name: Position: Signature:

Name: Position: Signature:

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Change Control Request Instructions

A.	General Information - Basic information that identifies the project.

Project Title – The proper name used to identify this project.

Project Working Title – The working name or acronym used to identify the project. If an acronym is used, define the specific meaning of each letter.

Proponent Secretary – The Secretary to whom the proponent agency is assigned or the Secretary that is sponsoring an enterprise project.

Proponent Agency – The agency that will be responsible for the management of the project.

Prepared by – The person(s) preparing this document.

Date/Control Number – The date the request is initiated and the change or configuration item control number assigned.

B.	Change Request Information - The requester provides information concerning the requested change along with any supportive documentation.

1.	Proposed Change Description - Describe the proposed change.

2.	Justification for Proposed Change - Provide a justification for the proposed change.

3.	Impact of Not Implementing Proposed Change - Explain the impact of not implementing the proposed change.

4.	Alternatives - Identify other actions that may be taken as an alternative to making the proposed change.

C.	Analysis of Change Request - The change request originator or other designated individual will provide detailed information on the impact the change will have on the project.

1.	Describe Impact on Change or Configuration Item - Describe the impact on change and configuration control items.

2.	Impact on Project Budget - Detail the impact of implementing the change to the Project Budget.

3.	Impact on Project Schedule - Detail the impact of implementing the change to the Project Schedule.

4.	Impact on other Project Resources - Detail the impact of implementing the change to the other project resources.

D.

Change Request Initial Review - A manager within the project organization completes this portion of the request. Typically, the project or program manager reviews the change request. The project manager, program manager, or other designated manager conducts initial review and makes recommendations before the request is submitted to an established change or configuration management review board. Results and recommendations based on the review are provided in this section.

E.

Final Review Results - The change or configuration management review board conducts a final review and decides to approve or disapprove the request. In the blocks provided, record and authenticate the decision.

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Appendix B

Deliverable Acceptance Process

At delivery by SSN of any deliverable (to include products and services), FPL shall notify SSN if the deliverable fails to conform to the specifications set forth in the applicable Statement of Work (“Specifications”), such notification being referred to as an “Objection.” FPL shall identify with particularity in each Objection all failures of the deliverable to conform to the Specifications. In the event that FPL notifies SSN of an Objection to the deliverable in a timely manner, SSN shall rectify any failures identified in such Objection. Upon notification by SSN to FPL that the identified failures have been cured (“Cure Notification”) and redelivery of the deliverable to FPL, FPL shall validate to provide an additional Objection, which SSN shall then cure as described above. The deliverable shall be deemed accepted by FPL on the earlier of: (a) the date FPL notifies SSN of its acceptance; (b) the *** following SSN’s delivery of the deliverable, provided FPL has not notified SSN of an Objection during such ***; or (c) the date *** following receipt by FPL of a Cure Notification with respect to the deliverable, provided FPL has not notified SSN of another Objection during such ***. FPL agrees that it will not unreasonably withhold its acceptance of any deliverable.

1) The FPL will initiate Acceptance Testing as defined within a Statement of Work within *** of initial delivery of hardware or software.

2) SSN’s personnel will be allowed to observe Acceptance Testing.

3) Software and Hardware shall be installed in accordance with SSN instructions.

4) All Hardware shall be found operational prior to beginning Software testing.

5) FPL shall record all testing results to document Objections and passing criteria.

6) In the event that the FPL believes that any part of the Acceptance Test was not successfully met, the FPL shall inform SSN and repeat the testing on the items in question.

8) If after repeating the test, if FPL still believes that the testing was not successful, SSN will have the right to repeat the test under the observation of the FPL.

If SSN is unable to rectify any failures identified in Company’s Objection *** of receipt of Objection, SSN will be deemed to have not delivered the deliverable. FPL may then terminate the specific Statement of Work, or part thereof, in accordance with section 10 Term, Termination and Suspension.

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1.	General AMI Service Level Requirements

1.1.	On-cycle Billing Data.

1.1.1.	Read Rates.

1.1.1.1.	Billing Day. *** of reads delivered for accounts that are scheduled to bill that day.

1.1.1.2.	Billing Window. *** of reads delivered for accounts that are scheduled to bill at the end of ***.

1.1.2.	Data Delivery

1.1.2.1.	Delivery of expected data required for billing, total consumption and or peak demand, by ***.

1.1.3.	Data Validation.

1.1.3.1.

Completion of sampling exercise to validate data delivered over network compared to date read from the face of the meter while installed in the field. Representative sample to be taken by FPL to meet ***.

1.2.	Daily Read Data

1.2.1.	Read Rates

1.2.1.1.	*** of reads provided for all meters under network.

1.2.2.	Data Delivery

1.2.2.1.	Delivery of expected daily read data export by ***.

1.2.3.	Data Validation

1.2.3.1.

Completion of sampling exercise to validate data delivered over network compared to date read from the face of the meter while installed in the field. Representative sample to be taken by FPL to meet *** confidence level +/- *** confidence interval that the readings correlate (n=***) (same exercise as 1.1.3).

1.3.	Interval data.

1.3.1.	Read Rates

1.3.1.1.	*** of intervals provided for modules which any intervals were provided the ***. Excluding ***.

1.3.2.	Data Delivery

1.3.2.1.	Delivery of all intervals for the prior day is expected by ***.

1.3.3.	Data Validation

1.3.3.1	Completion of dual metering exercise or alternate method to compare interval data capture at the meter and compare to meter data collected and provided over the network. Method TBD.

1.4.	Health Flags.

1.4.1.	Read Rates

1.4.1.1.	n/ a.

1.4.2.	Data Delivery

1.4.2.1.	Delivery of *** of critical meter event flags retrieved ***. Actual events for the *** are to include: ***.

1.4.3.	Data Validation

1.4.3.1.	Validation of sample of meters for which flags have been provided over the network.

1.4.3.1.1.	No more than *** of investigated meters are to be categorized as “false positives” meaning there is no explainable reason for the flag to be produced.

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1.5.	Outage. Delivery of outage indication for the following scenarios should occur from the head end collection system.

1.5.1.	Read Rates. To be validated through scheduled outages to meet the prescribed scenario.

1.5.1.1.	Single Outage. Delivery of single outage messages with a delivery rate of *** or better.

1.5.1.2.	Transformer Outage. Delivery of transformer scale outages with a delivery rate of *** or better for a simultaneous outage of ***. Detect correctly *** of all devices impacted

1.5.1.3.	Lateral Outage. Delivery of lateral scale outages with a delivery rate of *** or better for a simultaneous outage of ***. Detect correctly *** of all devices impacted

1.5.1.4.	Feeder/Primary Outage. Delivery of a feeder scale outage with a delivery rate of *** or better for a simultaneous outage of ***. Detect correctly *** of all devices impacted

1.5.1.5.

Network infrastructure outage. Alarm the loss of communication with a network collection point for greater than a *** interval with differentiation between a ***. Measured with timestamp of outage on meter and timestamp of message received on UIQ

1.5.2.	Data Delivery - Latency Test

1.5.2.1.	Outage messages within scenario are to be delivered within ***. Message is to be delivered within *** and outage must be sustained for at least ***.

1.5.3.	Data Validation.

1.5.3.1.	Validation of sample of meters to occur for which outage indication has been provided over the network.

1.5.3.1.1.	No more than *** of investigated meters are to be categorized as “false positives” meaning there is no explainable reason for the outage message to be produced.

1.6.	Restoration. Delivery of restoration indication for the following scenarios should occur from the head end collection system.

1.6.1.	Read Rates.

1.6.1.1.	Single Restoration. Latency of less than *** with a reliability rate of *** or better.

1.6.1.2.	Transformer Outage. Latency of less than *** with a reliability rate of *** or better for a simultaneous outage of ***. Detect correctly *** of all devices impacted.

1.6.1.3.	Lateral Outage. Latency of less than *** with a reliability rate of *** or better for a ***. Detect correctly *** of all devices impacted

1.6.1.4.	Feeder/Primary Outage. Latency of less than *** minutes with a reliability rate of *** or better for a simultaneous outage of *** outages. Detect correctly *** of all devices impacted.

1.6.1.5.	Network infrastructure restoration. Alarm the restoration of communication with a network collection point for greater than a *** interval after a communication outage or power outage.

1.6.2.	Data Delivery - Latency Test

1.6.2.1.	Outage messages within scenario are to be delivered within *** of restoration classification.

1.6.3.	Data Validation.

1.6.3.1.	Validation of sample of meters to occur for which outage indication has been provided over the network.

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1.6.3.1.1.	No more than *** of investigated meters are to be categorized as “false positives” meaning there is no explainable reason for the restoration message to be produced.

1.7.	Real Time Data Requests.

1.7.1.	Energy. Delivery of a request from the control application for any current register read values measured at the meter/module.

1.7.1.1.	For up to *** requests, return all requests within *** of request, for *** devices disbursed throughout the network, to simulate customer service investigation requests.

1.7.1.2.	Average response time should be no greater than ***.

1.7.1.3.	*** of responses must be within ***.

1.7.2.	Status. Deliver of a request from the control application for current status of meter/module (ping) to check for power for use in restoration verification and outage assessment.

1.7.2.1.	For up to *** requests, return all requests within *** of request.

1.7.2.2.	Average response time should be no greater than ***.

1.7.2.3.	*** of responses must be within ***.

1.7.3.

System Status. Delivery of request from the control application to obtain current status of meter/module (ping) to check for power to be returned for all endpoints in an area (zip code, district, other) within ***. This will be used to verify large scale storm restoration efforts.

1.7.3.1.	For up to *** requests return within *** devices.

1.7.3.2.	Average response time should be no greater than ***.

1.7.3.3.	*** of responses must be within ***.

1.8.	Gateway failover and network healing.

A gateway will be taken off line for a period of time to test the ability of the network to heal and for endpoints to obtain connectivity with an alternate gateway. Time for endpoints will be measured to obtain new gateway connection for all endpoint impacted. Data provided from impacted endpoints will also be evaluated for completeness.

1.7.4.1.	Gateway outage. Connectivity with alternate gateway for up to *** meters will be no more than ***.

1.7.4.2.	Data completeness. Data provided from impacted endpoints will be *** complete.

1.9.	Platform Performance Stress Testing.

The goal of performance stress testing is to prove the application, application servers, database servers and associated network components can handle normal activity for up to *** endpoints on the current SSN supported environment. A proposed process would be to build a sample system with *** meter endpoints, appropriate ratio of repeaters, appropriate ratio of gateways, and using appropriate simulation tools to emulate transactions throughput and processing. Goal is to demonstrate/document system performance and average response time under the following scenarios. Scenarios for testing are to be built collaboratively by SSN and FPL.

1.9.1.	***.

***. This would be used as the base line to understand the impact of further scenarios.

1.9.2.	***.

In addition to the base scenario add some level of outage conditions, at a normal day level, ***.

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1.9.3.	***.

In addition to the base scenario add extreme outage conditions, ***, where *** of endpoints are issuing from up to ***.

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2.	Project Specific Acceptance Criteria.

Acceptance will be evaluated in the period after the deployment of and optimization of up to *** endpoints has been completed.

2.1.	Network Design Adherence. Assessment of final state deployed *** network including optimization. Dependent upon final network design, ratios will be provided by SSN

2.1.1.	Relays to Gateways.

2.1.1.1.	Ratio of relays to gateways will average ***.

2.1.2.	Endpoints to Gateways.

2.1.2.1.	Ratio of Endpoints to gateways will average ***.

2.2.	System Availability.

2.2.1.	Unplanned outages.

2.2.1.1.	Application head end must experience *** of system stability including application and associated databases where there is no unplanned system unavailability.

2.3.	General SLA Acceptance.

2.3.1.	Read Rates.

2.3.1.1.	For section 1.1, 1.2 and 1.3 daily measurements will be tracked by FPL for read rates and a pass/fail provided for data delivery.

2.3.1.1.1.	Metrics for read rate and delivery must be met for *** after optimization efforts are complete.

2.3.1.2.	Outage and Restoration are to be validated by FPL through scheduled outages to meet the prescribed scenario. One prescribed outage will be planned.

2.3.1.2.1.	Metrics for scenarios tested must be met within *** of post installation acceptance.

2.3.2.	Data validation. To be completed by FPL up to 2 times and a pass/fail provided.

2.3.2.1.	Must meet criteria outline in 1.1.3, 1.2.3, 1.3.3, 1.4.3, 1.5.3 and 1.6.3 within *** of post installation acceptance.

2.3.3.	Real Time Data Requests testing to be completed by FPL up to 2 times and a pass/ fail provided for meeting criteria outlined.

2.3.3.1.	Must meet criteria outlined in 1.7 within *** of post installation acceptance.

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Gateway and Relay Installation

The following vendors have been certified by FPL to conform to FPL standard operating procedures in the maintenance of transformers and other equipment on our low voltage portion of the distribution infrastructure. By utilizing these vendors in the current deployment areas the tasks of reviewing and qualifying vendors can be removed from the required work. This statement of work assumes one of the following vendors will be used. If an alternate vendor is selected, a review and qualification process will need to be included which is currently not part of this Statement of Work.

Name: Address: City/St.:	Pike Electric Corporation 100 Pike Way P.O. Box 868 Mount Airy, NC 27030	Name : Wilco Address: 7320 NW 43rd Street City/St.: Miami, FL Contact: 305 5999-9622

Name : Address: City/St.: Contact:	Kilowatt 7659 Southern Boulevard West Palm Beach, FL 561 204-6569	Name : Horsepower Address: City/St: Contact:

Name : Address: City/St.: Contact:	HDS 12500 NW 35th St Coral Springs, FL 954 340-1191	Name : Riggs Distier Address: 510 Douglas City/St.: Altamont Springs, FL Contact: 407 862-9111

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Electrical Repairs

The following vendors have been certified by FPL to conform to FPL standard operating procedures in the maintenance of on premise service components to deliver electric service to customers. By utilizing these vendors in the current deployment areas the tasks of reviewing and qualifying vendors can be removed from the required work. This statement of work assumes one of the following vendors will be used. If an alternate vendor is selected, a review and qualification process will need to be included which is currently not part of this Statement of Work.

Name: Address: City/St.: Attn: Phone: Fax: Area:	AES Electric 5000 S.W. 52 St. Davie, FL 33314 Ed Tombley (954) 327-9212 (954) 327-0865 (South/East)	Name: Address: City/St.: Attn: Phone: Fax: Area:	BIT Electric 120 E. Oakland Prk Blvd Wilton Manors, Fl. 33334 Rick (954) 382-6183 (954) 382-6184 (South)

Name: Address: City/St.: Attn: Phone: Fax: Area:	Meli Electric 10275 N.W. 46 St. Sunrise, Fl. 33351 Rick Meli (954) 748-0663 (954) 748-5772 (South)	Name: Address: City/St.: Attn: Phone: Fax: Area:	Langer Electric 8901 N.W. 7 Ave Miami, Fl. 33150 Roger Langer, Jr. (305) 759-5777 (305) 759-3553 (South/East)

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Silver Spring Networks/FPL SOW – Confidential 08/08/2009	Page | i

Confidentiality/Security Warning

The information contained within this document is proprietary to Florida Power & Light Company and Silver Spring Networks, and is confidential. It may not be disclosed to any party outside its intended audience without the written permission of FPL and SSN. This document may not be reproduced, either by photocopy or electronically without the written permission of FPL and SSN. Every recipient of this document acknowledges, by retention and use, the confidential nature of the material contained herein, and agrees to prevent the distribution of this document, by intent or otherwise, beyond its intended audience.

Document Controls

Change Record

Date	Author	Version	Change Reference
06/09/2009	***	2.0	Document cleanup and reformatting
07/01/2009	***	2.1	FPL Comments
07/04/2009	***	2.2	SSN Response
07/21/2009	***	2.3	Rewrite to reflect SSN contracting directly with FPL’s chosen installation contractor
07/15/09	***	2.4	Inserted additional language and attachments
07/27/2009	***	2.5	SSN review
07/29/2009	***	3.0	Pulling out phases 1 and 2
08/08/2009	***	3.1	Final Document

Silver Spring Networks/FPL SOW – Confidential 08/13/2009	Page | ii

1	Overview	I

	1.1 Purpose of Document	1

	1.2 Definitions	2

2	Description of Services	3

	2.1 Project Overview Description	3

3	***	3

	3.1 ***	4

4	Fees	4

5	Approvals	5

Attachment I: Pricing		I

Attachment II: K-9 Standard		II

Silver Spring Networks/FPL SOW – Confidential 08/13/2009	Page | iii

1	Overview

1.1	Purpose of Document

This Statement of Work (“SOW”) is entered into as of July 31, 2009 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“SSN”) and Florida Power & Light Company (“FPL”) and is part of the terms of that certain Master Services and Software License Agreement effective 8/1/2007 between SSN and FPL (“Agreement”). Capitalized terms used but not defined in this SOW shall have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between the terms and conditions of this SOW and those contained in the Agreement, the terms of the Agreement shall prevail, unless the parties explicitly state the intention to supersede the terms of the Agreement with respect to such conflict or inconsistency.

For clarity, the parties note that the Agreement is comprised of the following:

Master Services and Software License Agreement

Attachment A, Form of Statement of Work and Acceptance Criteria

Attachment A-1, AMI Network Design (this document)

Attachment A-2, AMI Network Design and Installation

Attachment B, Equipment Terms

Attachment B -1, Metering Equipment Specifications

Attachment B -2, Infrastructure Equipment Specifications

Attachment B -3, Metering Installation Consumables

Attachment B-4, AMI Infrastructure Devices

Attachment B-5, Software

Attachment C, Hosting Services Terms

Attachment C-1, UIQ Expansion

Attachment C-2, In-house UIQ Design and Installation

Attachment C-3, UIQ Managed Services

Attachment D, Security and Connectivity Terms

Attachment El, Services Level and Response

Attachment E2, Maintenance

Attachment E3, Maintenance for *** Units

Attachment F, Pricing (Revs)

Attachment G, Source Code Escrow

Silver Spring Networks/FPL SOW – Confidential 08/08/2009	Page | 1

1.2	Definitions

The following defined terms used in the SOW shall have the meanings specified below:

AMI shall mean Advanced Metering Infrastructure which includes meters, Access Points (AP), Relays and related network software.

AP shall mean SSN network Access Point.

Area is defined as the geographical territory in which meters will be deployed over approximately a 90 day period. (Meter deployment dates by area will be included in the Meter Deployment Plan.)

Contractor shall mean FPL selected supplier that is contracted with and managed by SSN for network installation

Installation Data shall mean the data collected by SSN or the Contractor using ***.

Materials shall mean items supplied to Contractor by SSN for use by Contractor to perform the Services. Network shall mean installed AP, relay and meter devices to support AMI.

Network Installation Services shall mean the services provided by SSN as defined herein.

Network Installation Schedule shall mean the established schedule of installation of Network Components provided by SSN and outlined herein.

Network Node shall mean any AP or Relay.

Project shall mean the Network Installation Services required to provide an AMI System to FPL in accordance with the agreement between SSN and FPL.

Quality Standards shall mean quality levels for Services as defined Section 3.

Region Operations Lead shall mean the FPL Distribution business unit point of contact

Relay shall mean SSN network repeating device.

Schedule(s) shall mean the set of schedules, Network Installation Schedule.

SOW Effective Date shall mean the date the SOW is signed by all parties.

WOMS shall mean SSN’s Work Order Management System for collecting installation data required for the project

Silver Spring Networks/FPL SOW – Confidential 08/13/2009	Page | 2

2	Description of Services

2.1	Project Overview Description

This document defines the scope of work to be performed by SSN on behalf of FPL. SSN will conduct Network site surveys and design the Network. Managing the Contractor training, Network installation, and post installation field Network optimization will be the subject of a separate Statement of Work, Attachment A-2. Network design will include:

•	Phase I — Full Territory Network Assessment — Timeline TBD

•	Initial Network design — initial map design based on meter and power pole locations, and to include a forecast to address growth and new applications

•	Approximate equipment locations

•	Definition of scope of geographic areas

•	Backhaul provider options and recommendations for redundancy

•	Equipment totals

•	Phase II — Detailed Deployment Plan by Area

•

This detailed design shall specify each installation site and be provided to the Network installation crews nominally 120 days prior to meters being deployed in that Area. As part of finalizing this design, each installation site shall be verified and in compliance with all K-9 or alternate mounting standards as referenced in Attachment II: K-9 Standards, Where feasible, this verification is completed in advance of FPL ordering material for this site, keeping in mind the prescribed procurement lead times of paragraph 4 of the Agreement and Attachment B-4 to the Agreement.

•

All efforts will be made to locate installation sites so that field installations will comply with the standard outlined in Attachment II: K-9 Standards or to alternative standards as they are subsequently released by FPL. In the event no such suitable site is available and a unique or new installation standard will be required to accommodate a necessary installation, where feasible SSN will notify FPL (120) days prior to meters being deployed in that Area so that alternatives can be evaluated.

•	Detailed Deployment plans will be delivered approximately every ***.

•	Maps of detailed deployment area

•	Site Surveys - verify actual field conditions and suitability of pole and location

•	Must incorporate physical site survey results including vendor clearance approvals

•	Cellular Carrier coverage

•	RF interference

•	Build Design — modified map design based on Site Survey results

3	***

FPL will purchase the *** tool (as defined in Attachment B-5) and SSN will *** to be used with the ***. *** will be developed by SSN for each of the following *** meter types: ***, and ***.

Silver Spring Networks/FPL SOW – Confidential 08/13/2009	Page | 3

3.1	***

***

***

***

***

***

3.2	***

***

***

***

***

***

***

3.3	***

***

***

***

***

***

***

3.4	***

***

***

***

***

***

***

***

4	Fees

SSN will perform the Services described in this SOW for the fees identified in Attachment 1. - Pricing. The fees will be invoiced as follows.

•	Network Design - ***.

•	*** will be invoiced upon completion of the Full Territory Network Assessment outlined in paragraph 2.1.

•	The remaining *** will be invoiced in equal increments upon completion of the individual Area detailed deployment plans outlined in paragraph 2.1, currently

Silver Spring Networks/FPL SOW – Confidential 08/13/2009	Page | 4

projected *** over *** of the planned deployment (***).

•	*** - ***

•	*** will be invoiced upon receipt of the purchase order

•	*** - ***

•	*** will be invoiced upon execution of this SOW.

•	The remaining *** will be invoiced upon delivery of the *** to FPL.

•	Note that this price assumes that FPL has purchased at least one copy of the ***.

5	Approvals

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the SOW Effective Date.

Florida Power & Light Company		SILVERSPRING NETWORKS, INC.

By:	/s/ ***	By:	/s/ Steve Ingram
Name:	***	Name:	Steve Ingram
Title:	***	Title:	Vice President
Date:	8/13/2009	Date:	8/8/2009

Silver Spring Networks/FPL SOW – Confidential 08/13/2009	Page | 5

Attachment I: Pricing

FPI Network Design Pricing
	Catalog Number	Quality	Price		Total
Network Design	075-000103	1	*	**	*	**
***	864 01002	1	*	**	*	**
***	075-000102	1	*	**	*	**

Total					*	**

Silver Spring Networks/FPL SOW – Confidential 08/13/2009	Page | I

Attachment II: K – 9 Standard

Silver Spring Networks/FPL SOW – Confidential 08/13/2009	Page | II

Silver Spring Networks/FPL SOW – Confidential 08/08/2009

Silver Spring Networks/FPL SOW – Confidential 08/08/2009

Confidentiality/Security Warning

The information contained within this document is proprietary to Florida Power & Light Company and Silver Spring Networks, and is confidential. it may not be disclosed to any party outside its intended audience without the written permission of FPL and SSN. This document may not be reproduced, either by photocopy or electronically without the written permission of FPL and SSN. Every recipient of this document acknowledges, by retention and use, the confidential nature of the material contained herein, and agrees to prevent the distribution of this document, by intent or otherwise, beyond its intended audience.

Document Controls

Change Record

Date	Author	Version	Change Reference
06/09/2009	***	2.0	Document cleanup and reformatting
07/01/2009	***	2.1	FPL Comments
07/04/2009	***	2.2	SSN Response
07/21/2009	***	2.3	Rewrite to reflect SSN contracting directly with FPL’s chosen installation contractor
07/15/2009	*** & ***	2.4	Inserted additional language and attachments
07/29/2009	***	3.0	Split out network implementation
08/26/20	***	3.1	SSN Legal Review
08/31/2009	***	3.2	Final

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	ii

1	Overview	1
1.1	Purpose of Document	1
2	Definitions	2
3	Description of Services	3
3.1	Project Overview Description	3
3.2	Acceptance Criteria	4
3.3	Services Quantity Schedule	5
3.4	Proposed Schedule of Events	5
3.5	SSN Management of FPL Selected Contractor	5
3.6	Field Installation Services Project Management	5
3.7	Tools	6
3.8	Reports	6
3.9	Warehousing of Materials	6
4	FPL Network Device Installation Contractor, SSN and FPL Obligations	6
4.1	Installer’s Manual	7
4.2	Damage to Property	7
4.3	Field Installation Procedures	7
5	Performance Requirements Expected of SSN	7
5.1	SSN Responsibility to Ensure Service Quality	7
5.2	Services Quality	7
5.3	Services Adherence to Field Installation Schedule	7
5.4	Network Equipment Completion and Acceptance	7
5.5	Installation Audits	7
5.6	Damaged or Lost Materials	7
6.	Failure to Perform	7
7	Changes	8
8	Fees	8
9	Approvals	9

Attachment I: Pricing	I
Attachment II: Additional Terms and Conditions for Network Installation Services performed by Subcontractor	II

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	1

1. Overview

1.1. Purpose of Document. This Statement of Work (“SOW”) is entered into as of 8/31/2009 (“SOW Effective Date”) between Silver Spring Networks, Inc. (“SSN”) and Florida Power & Light Company (“FPL”) and is part of the terms of that certain Master Services and Software License Agreement effective 8/1/2007 between SSN and FPL (“Agreement”). SSN and FPL are referred to herein as the “Parties” or a “Party”, as applicable. Capitalized terms used but not defined in this SOW shall have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between the terms and conditions of this SOW and those contained in the Agreement, the terms of the Agreement shall prevail, unless the parties explicitly state the intention to supersede the terms of the Agreement with respect to such conflict or inconsistency.

For clarity, the parties note that the Agreement is comprised of the following:

Master Services and Software License Agreement

Attachment A, Form of Statement of Work and Acceptance Criteria

Attachment A-1, AMI Network Design

Attachment A-2, AMI Network Installation (this document)

Attachment B, Equipment Terms

Attachment B -1, Metering Equipment Specifications

Attachment B -2, Infrastructure Equipment Specifications

Attachment B -3, Metering Installation Consumables

Attachment B-4, AMI Infrastructure Devices

Attachment B-5, Software

Attachment C, Hosting Services Terms

Attachment C-1, UIQ Expansion

Attachment C-2, In-house UIQ Design and Installation

Attachment C-3, UIQ Managed Services

Attachment D, Security and Connectivity Terms

Attachment El, Services Level and Response

Attachment E2, Maintenance

Attachment E3, Maintenance for *** Units

Attachment F (rev 1), Pricing

Attachment G, Source Code Escrow

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	1

2. Definitions. The following defined terms used in the SOW shall have the meanings specified below:

AMI shall mean Advanced Metering Infrastructure which includes meters, Access Point (AP), Relays and related network software.

AP or Access Point shall mean the SSN Network Device that serves as the interface between the NAN and the utility’s WAN.

Area shall mean a geographical territory in which the meter deployment has been completed and saturated therein.

FPL Requirements shall mean the Subcontractor specific obligations FPL requires for the Network Installation Services and are set forth in Attachment II.

Installation Data shall mean the data collected by SSN or its Subcontractor using ***.

Materials shall mean Network Devices, mounting kits, and other equipment required to install the Network Devices provided to the Subcontractor by FPL or SSN.

Network shall mean installed AP, relay and meter devices to support AMI.

Network Devices shall mean AP, Relays, and associated batteries.

Network Installation Services shall mean the services described herein, which Subcontractor will perform.

Network Installation Schedule shall mean the established schedule for installation of the Network Devices outlined herein.

NAN shall mean a Neighborhood Area Network.

Project shall mean the Network Installation Services required to provide an AMI System to FPL in accordance with the Agreement between SSN and FPL.

Quality Standards shall mean quality levels for Network Installation Services as defined in Section 3. Region Operations Lead shall mean the FPL Distribution business unit point(s) of contact.

Relay shall mean SSN network repeating device.

SOW Effective Date shall mean the date the SOW is signed by the Parties.

Subcontractor shall mean FPL selected supplier that is contracted with and managed by SSN for network installation

WAN shall mean a Wide Area Network, which is the network supporting communications between the Access Points and the routers terminating IPSEC/RFC2893 tunnels.

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	2

WOMS shall mean SSN’s Work Order Management System for collecting installation data required for the Project

3. Description of Services.

3.1 Project Overview Description. This document defines the scope of work to be performed by SSN or its Subcontractor for FPL. This Project includes Network deployment and installation and optimization of the SSN AMI Network devices within FPL’s service territory (collectively, the “Services”). FPL will be responsible for selecting the field deployment Subcontractor, with whom SSN will contract on behalf of FPL. SSN will manage the Subcontractor and provide training on the proper procedures for the Network Installation Services, FPL Construction standards (attached as Appendix C in Attachment 11) and any subsequently released versions of the FPL Construction standards which FPL will promptly notify SSN in writing when released, and conduct the post installation Network optimization. Subcontractor shall perform the Network Installation Services. Network deployment includes:

Phase III - Network Installation. SSN or FPL will issue installation work orders to Subcontractor based on the detailed Area network design to support the deployment Area schedule provided by FPL. Network installation Service performed by SSN shall consist of:

•

Installation of Network Devices in compliance with the SSN Network design specifications (when completed), FPL-’s Construction Standards (attached Appendix B) (and any subsequently released) standards, and the Project schedule. Any changes to the standards or Project schedule shall be documented by the Parties pursuant to Section 7.0 of this SOW. Subcontractor shall perform the Network Installation Services.

•

Training-SSN will provide training to the Subcontractor on the proper procedures related to SSN Network installation, FPL Construction standards (and any subsequently released versions of the FPL Construction standards).

•	SSN will use an FPL approved WOMS to assign the work order to each field team ***.

Phase IV - Performance Validation / Network Optimization by Deployment Area.

This phase is conducted in an iterative fashion - the analysis conducted by SSN’s Network Operations Center team will lead to the Network validation and tuning to optimize the performance of the NAN. This validation and optimization of the NAN consists of the following:

•	Initial health and performance check

•	Assess WAN reliability to each Access Point (signal strength and throughput)

•	Measure link quality between Network Devices

•	Passive measurement tests

•	Meter Read Statistics

•	Plot Unread Meters

•	WAN Connectivity for each AP

•	AP Network Performance

•	Multiple APs per Meter

•	Route Churn

•	Alternate Routing

•	Good Neighbors per Mode

•	Hop Counts per AP

•	Active Measurement Tests

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	3

•	Network Failover and Healing

•	Network Activation and Convergence

•	Alternate Routing following AP Failure

•	Ambient RF Noise

•	Perform Network enhancements and adjustments

•	Add more Network Devices to an Area or an adjacent Area

•	Move an AP or Relay

•	Final Optimization

•	Repeat the passive and active measurements as appropriate

•	Repeat the process as required

SSN shall provide the Network performance metrics to FPL within an agreed upon time frame (***) after an Area’s meter saturation rate is ***.

3.2 Acceptance Criteria. The following are the acceptance criteria for validation and optimization phase.

•	Median hop count per Access Point of three hops or less

•	Median path cost of 200 or less

•	Access Points’ average WAN bandwidth utilization of 30kbps or less

•	Meter read success rate of *** or greater

•	Network changes — if needed, recommend changes to improve network redundancy and recoverability

In the event that the validation and optimization does not meet the acceptance criteria, additional Network Devices may need to be sited and mounted by the Subcontractor. SSN will have *** days from an Area saturation to locate, survey and direct installation of additional Network Devices and/or relocation of current Network Devices in order to meet the acceptance criteria as outlined. Efforts will be made to maintain network parameters to achieve a *** ratio of Access Point to Relay to meter. These parameters are used as a guide to achieve efficiencies in the network and to avoid overbuilding the network.

FPL understands that to achieve the acceptance criteria outlined above, additional Network Devices may be required and FPL will purchase such additional devices at the price identified in Attachment F Pricing (revision 1) in the Agreement. Costs associated with installing new devices at new locations to achieve acceptance or optimize the network will be billed as outlined herein. Costs associated with moving devices (removal and re-installation) to achieve acceptance or optimize the network beyond *** percent of the projected total devices (projected to be ***) will be borne by SSN. Costs associated with moving devices (removal and/or installation) as requested by FPL for any other needs will be billed as outlined herein.

The deployment Area will be considered operational and accepted when both SSN and FPL agree that the above acceptance criteria have been met.

The following table represents the initial estimate of Network deployment quantities for 2009 through 2013 (Access Points and Relays). Actual numbers will be determined through the design efforts from Phases I and II, and further refined through the Network validation and optimization phase as outlined in Phase IV.

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	4

AMI Network Installation Estimates

Installation Year	# of Installations
2009	*	**
2010	*	**
2011	*	**
2012	*	**
2013	*	**

Totals	*	**

3.3 Services Quantity Schedule. SSN will be responsible for the installation of approximately *** network devices within the FPL service territory.

3.4 Proposed Schedule of Events

Task (dates subject to change)	Resp.	Start	End
Selection of a Subcontractor	FPL	6/1/09	7/10/09
Finalization of Contract with Subcontractor	SSN	7/20/09	9/1/09
Subcontractor Training	SSN	9/1/09	9/15/09
Deployment and Optimization of the Network	SSN	9/2009	12/2013

3.5 SSN Management of FPL Selected Subcontractor. SSN will contract directly with the Subcontractor under terms and conditions as close as are reasonably practical to those negotiated by FPL.

3.6 Installation Services Project Management. SSN shall require the Subcontractor to provide a Network Installation Services Project Manager who will be responsible for:

•	Adherence of Network Installation Service requirements and the FPL Requirements

•	Serving as the primary communication interface to SSN Project Manager

•	Adhering to the Network Installation Schedule

•	Coordination of all Network Installation Services

•	All Materials provided by SSN or FPL for the Network Installation.

•	Pro-actively communicating with the SSN Project Manager for any issues that may affect Subcontractor’s ability to perform the Network Installation Services as scheduled

•	Resolving all complaints filed against Subcontractor employees by FPL or FPL’s customers

•	Fully complying with FPL Requirements, including those involving safety rules and other policies and procedures related to Network installations

•	Daily managing Subcontractor’s installation crews throughout the duration of the Network Installation Services. FPL shall approve the crews’ staff prior

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	5

to each crew working on FPL’s system. SSN and FPL shall mutually agree upon an approval system for Subcontractor’s crews.

•

Providing daily activity reports detailing the progress of the Network Installation Services. These activity reports shall include totals for both successful and non-successful installations. Subcontractor shall deliver all daily activity reports to the FPL AMI Project Manager and the SSN Project Manager by 9am ET on the following morning.

3.7 Tools to be used by Subcontractor.

Subcontractor will use specific and common project tools during the Network Installation process. FPL requires the following tools:

•	Personal Protection Equipment (“PPE”)

•	Banding tools, banding material and through-pole bolts

•	Bucket trucks with proper signage approved by FPL, clearly indicating Subcontractor company name

•	Cell phones

•	WOMS, process, and data forms to be provided by SSN

•	GPS device to capture latitude/longitude coordinates as part of the WOMS process

*** system, and an appropriate number of handheld devices and software licenses for use by the Subcontractor which such purchase shall not exceed seven units of handheld devices and software licenses. Upon expiration or termination of this SOW, Subcontractor shall return the handheld devices to FPL.

3.8 Reports. The Activity Reports shall include totals for both successful and non-successful installations. The detail and format of this Activity Report shall be agreed between SSN and FPL, and will include at least the following:

•	Date and time of each installation completion

•	AP or Relay serial number

•	MAC number

•	AP’s backhaul type & carrier — (e.g., cellular, ethernet or other carrier)

•	Complete address

•	Pole transformer location number (“TLN”) or other location information (Substation/ Tower / Building/ etc)

•	Latitude & longitude of each installation

•	Electronic map noting installation sites with serial number (Google Map preferred)

•	Installer identification

Additional reporting requirements may be mutually agreed between FPL and SSN.

3.9 Warehousing of Materials. FPL will be responsible for receiving and storing Materials in its facilities until such time as they are issued to SSN or their designee. FPL will issue Materials to Subcontractor for the upcoming period and at the direction of SSN. SSN will be responsible for the Materials from the time of issuance to the time of acceptance.

4. FPL Network Device Installation Subcontractor, SSN and FPL Obligations.

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	6

All Network Installation Services performed by the Subcontractor shall be subject to the additional terms found in Attachment II of this SOW. SSN shall make best effort to ensure its Subcontractor complies with FPL’s requirements for installing Network Devices within the FPL service territory

4.1 Installer’s Manual. SSN will provide all training materials related to installing SSN’s Network Devices in SSN installation guides.

4.2 Damage to Property. Subcontractor shall be responsible for the cost of repair to property and other items damaged due to the actions of or faulty workmanship on the part of the Subcontractor.

4.3 Installation Procedures. SSN’s Network installation procedures for installing SSN Network Devices within FPL’s service territory shall conform to FPL Construction standards, or if superseded, the applicable FPL standard at the time of installation.

5.0 Performance Requirements Expected of FPL Selected Subcontractor(s)

5.1 SSN Responsibility. SSN will manage Subcontractor while Subcontractor is performing the Network Installation Services. SSN will provide Subcontractor with all of the requirements as outlined in Attachment II, and will use its best efforts to ensure Subcontractor’s compliance with all FPL requirements relating to installing SSN Network Devices within FPL’s service territory.

5.2 Services Quality. SSN shall meet FPL required Construction Standards for the Services provided. ***.

5.3 Services Adherence to Network Installation Schedule. Subcontractor shall provide Services to meet the approved Network Installation Schedule as provided by FPL.

5.4 Network Equipment Completion and Acceptance. SSN will issue the Subcontractor all work orders and FPL will issue Materials required for each installation. Individual installations of Relays will be deemed complete and accepted by FPL when the work order issued has been properly completed by Subcontractor and accepted by the FPL Project Manager or designee. Individual installations of APs will be deemed complete and accepted by FPL when the work order issued has been properly completed by Subcontractor and accepted by the FPL Project Manager and the device is registered on the network.

5.5 Installation Inspections. For newly trained crews, SSN will inspect *** of the first installs until such time that the Subcontractor crew completes *** consecutive installs that fully comply with FPL installation standards and procedures as outlined in Attachment II. For all installs completed thereafter, SSN will *** no fewer than *** of Subcontractor installs within *** of installation to confirm accurate placement and adherence to FPL standards and procedures. FPL reserves the right to inspect all installations completed. SSN will review and monitor all Network Installation inspection data to confirm crews are delivering consistent and predictable Network Installations compliant with SSN’s design and FPL’s installation standards. SSN will provide additional training for any Subcontractor crew having greater than *** of their inspected installs identified as non-compliant, and will inspect *** of the crew’s installations throughout this re-training period until such time they reach the consecutive install threshold set forth above. SSN shall work with Subcontractor to correct any identified installation problems ***.

5.6 Damaged or Lost Materials. SSN shall be responsible for all Materials issued by FPL to Subcontractor. SSN shall replace any damaged or lost Material ***.

6.0 Failure to Perform. If, at any time FPL or SSN determines, in its sole discretion, that: (i) Subcontractor has failed to show adequate progress toward the completion of the Services by any date required herein or in accordance with the Project schedule; or (ii) Subcontractor has failed to complete any work by any date required herein or in accordance with the Project schedule, then, within five (5) business days after

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	7

requested by FPL or SSN, Subcontractor shall provide a written recovery plan to SSN detailing the activities or sequence of events Subcontractor will implement to assure completion of the work by the dates required by the Project schedule. SSN and FPL will jointly approve such recovery plan. In the event that Subcontractor fails to comply with such recovery plan or thereafter fails to complete any portion of the work by the dates required herein or in accordance with the Project schedule, FPL shall have the right to direct SSN to accelerate the work by means of overtime, additional personnel, additional shifts, additional equipment and/or re-sequencing of the work. Approval by SSN and or FPL of a recovery plan, implementation thereof, or acceleration as directed by SSN shall not: (i) be deemed in any way to have relieved SSN of its obligations under the Agreement, including those relating to the failure to perform and complete the work or any other guaranteed dates provided for in the Agreement; (ii) be a basis for an increase in the SOW price; or (iii) limit the rights of FPL under the Agreement. SSN reserves the right to replace Subcontractor with FPL’s approval in the event Subcontractor fails to comply by the approved recovery plan and does not complete the Network Installation Services.

7.0 Changes. To the extent FPL needs to modify or adjust the Project schedule for any reason, the Parties shall enter into additional negotiations and agree on any appropriate Project schedule adjustments through a mutually executed amendment and issuance of a Change Form prior to the commencement of such work.

8.0 Fees. SSN will perform the Network Installation Services described in this SOW for the fees identified in Attachment 1— Pricing. The fees will be invoiced as follows.

•	Project Management and Field Support - ***

•	*** will be invoiced in advance in *** installments over the ***, currently projected to be ***.

•	The remaining *** will be invoiced ***. For example, if in a given quarter ***, SSN will invoice FPL for ***

•	FPL accepts the full cost of this stage is *** and any remaining payments will be due and payable upon the ***

•	Installation Coordination *** - will be invoiced in advance in ***, currently projected to be ***.

•	Network Access Installation - *** (approximately) will be invoiced ***.

Network Device Installation services to install approximately *** Access Points (AP) and Relays for this deployment will be paid per accepted *** as defined in Section 5.4 at the unit rate of *** per standard installation.

For clarity, all rates/units billed by SSN for non-standard installations of Network Devices shall include a ***.

•

Performance Validation and Network Optimization - *** - will be invoiced on ***, and based on the percentage of Network devices accepted as compared with the total number of Network devices projected for the

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	8

Project, i.e., ***. As an example, if an Area containing *** Network devices is accepted, then SSN will invoice FPL for ***, calculated as follows: ***.

•	*** Work Order Management System - ***

•	*** will be invoiced upon SSN’s implementation of the ***.

•

*** will be invoiced annually on the anniversary of the implementation of the *** for so long as the *** is in use for the AMI deployment. This maintenance fee will be invoiced and payable in advance, i.e., at the beginning of the year, and no credit will be afforded for partial years or refunds for termination of Network Installation Services.

9. APPROVALS

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the SOW Effective Date.

Florida Power and Light Company:		SILVERSPRING NETWORKS, INC.:

By:	/s/ ***	By:	/s/ Steven R. Ingram
Name:	***	Name:	Steven R. Ingram
Title:	***	Title:	Vice President
Date:	09/02/2009	Date:	8/31/2009

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	9

ATTACHMENT I: PRICING

FPL Network Installation Management Pricing

	Catalog Number	Quantity	Price	Total

Project Management and Field Support	075-000103	1	***	***
Installation Coordination	075-000103	1	***	***
Network Device Installation	NA	***	***	***
Performance Validation and Network Optimization	290-000201	1	***	***
*** Work Order Management System	NA	1	***	***
*** Work Order Management System Annual
Maintenance Fee	NA	3	***	***
Total				***

Note 1. Network device installation will be charged on a per device basis. *** is the initial estimate of the number of devices to be installed over the course of the deployment. The actual number may vary. The price quoted above is for a Standard installation.

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	I

Attachment 2: Additional Terms and Conditions for Network Installation Services performed by Subcontractor

Power Systems Eye & Face Protection Policy

The following is the eye and face protection policy in effect for all Florida Power & Light Co. Power Systems (“FPL”) locations:

A.	Approved eye and face protective equipment shall be constructed in accordance wide ANSI Z87.1-1989.

B.

Approved eye protection with acceptable side shields shall be worn by all personnel at PS work locations except for personnel in offices, control centers, vehicles, locker rooms, lunchrooms, meeting rooms and similarly protected areas, as determined by the Local Joint Advisory Safety Committee and as explained in the Local Safety Plan. Personnel must always wear approved eye and/or face protection when machines or operations present a potential of eye or face injury from physical, chemical or radiation agents.

C.	Personnel whose vision requires the use of corrective lenses shall use one of the following methods to achieve the appropriate level of eye protection.

1.

By use of approved prescription safety glasses. Only prescription glasses with full side shields and “Z87” engraved in the temple are acceptable. “Z87” indicates the glasses were manufactured in accordance with ANSI Z87.1-1989.

2.	By use of non-approved prescription glasses covered with approved goggles.

3.	By use of contact lenses covered with either approved safety glasses or goggles.

Note: Contact lenses and non-approved prescription glasses by themselves do not constitute approved eye protection.

ACCEPTABLE/NON ACCEPTABLE SIDE SHIELD

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	II

FPL Protective Footwear Policy

Approved work boots or shoes shall be worn in all work areas with the exception of the following locations:

1)	Office environments and the control room

2)	While entering and leaving the plant for a person’s work shift

3)	While traveling in pre-established and identified walkways which are designated free of hazards that may cause foot injury.

Approved work boots or shoes are those with leather uppers and heavy soles which meet the requirements of the ANSI Z41-1991, American National Standard for Personal Protection - Protective Footwear. All personnel shall assure that their work boots or shoes provide adequate protection from foot injuries due to falling or rolling objects as identified in the hazard assessment. Deck and athletic style shoes which meet the ANSI Z41 standard are not considered an approved work shoe and therefore are not to be worn in work areas. Persons handling hot compounds, hot solder, or other hot materials, including welding or torch cutting operations shall wear approved all leather high top boots. The upper portion of high top shoes/boots shall extend far enough above the ankle to provide protection from hot metal particles accidentally entering the area between the leg and cuff of the footwear.

Electrical bench soldering does not require high top shoes. Shoes shall be maintained in good repair.

Chemical resistant protective footwear shall be worn when there is a possibility of hazardous chemicals coming in contact with the foot, and shall also meet the requirements of ANSI Z41- 1991. Chemical protective footwear shall be resistant to the type of chemical to which it is exposed

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	III

TERMS AND CONDITIONS

FPL General Conditions for Contract Work Form 456 (Non-Stocked) Rev. 1/09 (“General Conditions”).

BUSINESS FUNCTION:

1. Public Property Damage: The FPL customer (“Customer”) will be notified by Kilowatt the same day any property damage results from Work performed by Kilowatt. Kilowatt shall follow FPL’s property damage process, which is attached hereto and incorporated herein by this reference as Appendix A, Operational Model- CC-01E.C, Revised 02/25/04. Kilowatt will provide to Customer, on damage notification hanger (form 954-P), the name and phone number of Kilowatt’s designated representative who will work with Customer to handle the claim. Kilowatt must notify an authorized FPL Representative as well as SSN via facsimile and e-mail the same day the property damage occurred, and provide a complete and detailed history regarding the course of events of the property damage, as well as what steps the Kilowatt has taken to rectify the property damage. It is not acceptable nor is it permissible for Kilowatt to ask Customer to wait for insurance settlement before repairs are done. In addition, arrangements and/or repairs to damaged essential equipment which includes, without limitation, A/C unit, refrigerator, water lines, water heater, stove, must be made within two (2) hours of the earlier of (i) Kilowatt’s knowledge of property damage occurrence or (ii) notice to Kilowatt of by FPL/or customer. Once Kilowatt has access to FPL’s systems, a history and daily updates of damage situations must be entered into the remarks area by Kilowatt.

2. FPL Property Damages. Pictures of damaged facilities, e.g. conduits, etc., with a visual point of reference are to be taken by Kilowatt. Kilowatt will be required to complete the “FPL Property Damage Report,” a sample of which is attached hereto as Appendix B, and incorporated herein by this reference. Both the pictures and the Property Damage Report are to be turned into the authorized FPL representative and SSN or the appropriate service center within two (2) days of discovery. The pictures and Property Damage Report shall become the property of FPL.

3. Job Site Safety Controls: Normally used Maintenance of Traffic (“MOT”) items such as barricades, signs, cones, and flashing signs, are incorporated in Kilowatt’s rates and no additional compensation will be given for those instances when these are necessary. MOT that is required through a permit or from a municipality exceeding the MOT parameters described previously, e.g. road closures, lane closures, will be reimbursed but must be pre-approved by the authorized FPL representative for reimbursement to Kilowatt. Kilowatt is expected to conform to existing processes. Kilowatt shall verify and sign for all Materials (Major Material & Units of Property only- examples are poles, xarms, transformers, disconnect switches, St. lights, capacitors, Regulators, reclosers, meters, etc.) issued to them on jobsite and/or Kilowatt’s designated location (“Jobsite”), and promptly remove all items from FPL storage facilities, unless otherwise agreed with the authorized FPL Representative. Kilowatt shall document all discrepancies must in writing and reported to the authorized FPL Representative and SSN within two (2) business days. Kilowatt may not use Materials on

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	IV

another job unless the proper paperwork transferring the Material charge is in place. Kilowatt shall return all Materials to FPL Inventory services within three (3) business days of job completion, and prior to job closing. FPL shall properly tag all Material with Material Returned Memo (“MRM”) or Property Salvage Report (“PSR”). Kilowatt shall utilize the referenced MRM form to document all materials items being returned to stores at the time of return.

4. Insurance: Whenever Kilowatt is performing work in a Seminole Gulf Railway Right-of-Way, they must furnish an AAR Form - Railroad Protective Public Liability Insurance to the railway company. The Railway Company must have the signed (by Kilowatt) actual policy or binder for this insurance, prior to the commencement of any Work. This is required from the time a job is assigned through to its completion. This insurance can be purchased, as an addition, to other liability insurance policies

5. Proof of Certifications: Kilowatt’s employees, while working on FPL property, must carry on their person proof of any required certifications or licenses to perform assigned Work and operate equipment. During the term of the Agreement and one (1) year after the termination or expiration of the Work performed under the Agreement, Kilowatt shall not, without FPL’s prior written consent, directly or indirectly solicit for employment or otherwise employ, whether as an employee, contractor, or agent, any employee or former employee of FPL who is, or was, involved in the Work under the Agreement or with the administration of the Agreement.

6. Safety: Kilowatt shall be required to complete and submit a yearly recertification in November of each year to remain on FPL’s active vendor list. This recertification will consist of the reevaluation of Kilowatt’s EMR, OSHA recordable, etc. to ensure Kilowatt has remained in compliance with all State, Federal and other Municipalities rules, regulations and ordinances, as well as all FPL policies and procedures.

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APPENDIX A

For purposes of this Appendix A, “Contractor” shall mean Kilowatt Electric Company

FPL Operational Excellence (OE) process CC-01E.C.

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	VI

APPENDIX B

PROPERTY DAMAGE REPORT: FIELD INFORMATION

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	VII

APPENDIX C

K-9 Standards

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	VIII

Silver Spring Networks / FPL SOW - Confidential 9/2/2009	Page	IX

Florida Power & Light Company

SSN Master Service Agreement

Attachment B - Equipment Terms

Date: 02/27/2007

Attachment B

Equipment Terms

Confidentiality/Security Warning

The information contained within this document is proprietary to Florida Power and Light Company and is confidential. It may not be disclosed to any party outside its intended audience without the written permission of FPL. This document may not be reproduced, either by photocopy or electronically without the written permission of FPL. Every recipient of this document acknowledges, by retention and use, the confidential nature of the material contained herein, and agrees to prevent the distribution of this document, by intent or otherwise, beyond its intended audience.

Document Information and Revision History

Version	Date	Author(s)	Revision Notes
1.0	02/27/2007	***	Original
1.1	03/05/2007	***	FPL & SSN Mutual Review

These Equipment Terms are part of the Master Services and Software License Agreement between SSN and FPL, which incorporates these Equipment Terms by reference (the “Agreement”). The equipment components referenced in the MSA and associated documents are defined in this attachment. The equipment is to be provided as described. Any modification to product, substitution of product, change in functionality to product or design change to product must be submitted to FPL for approval.

The primary equipment to be used in this project is divided into 4 areas:

•	Meters

•	Network Hardware

•	Deployment Consumables

•	Other devices to be provided

A high level definition is provided in this document and detail specifications are provided for the meters, network AMI components, and deployment consumable in the respective Attachments B 1, B-2, and B-3.

1.	Product Descriptions

1.1. Meters - Meters to be provided by SSN must meet FPL specifications as outlined in attachment B-I. Meters provided are to have the NIC as described in section 1.2 integrated within the meter, sealed, and the meter calibrated per requirements outlined in attachment B-1 prior to delivery to FPL.

1.2. Network Hardware - Detailed product specifications for network hardware are provided in attachment B-2. Network hardware includes the Network Interface Card, the Relay SG, the Gateway SG, and hardware required to attach network components to the distribution infrastructure.

Attachment B

Equipment Terms

Network Hardware to be included is described below.

Network Interface Card

Synonyms: NIC, chip, chipset, communication board, module, AMI module

The SSN Networks NIC is an open standards-based, reliable and secure 902-928 MHz-based radio network interface card that provides advanced two-way networking capabilities for a variety of commercial and industrial electric meters.

The NIC can be read via SSN Networks wireless network, and being based on the UtilOS networking operating system, can securely and dynamically join a standards-based utility information & control network.

Detailed Network Interface Card functional, performance and feature specifications are listed in product datasheet UtilOS Network Interface Card.

Relay SG

Synonyms: Relay, repeater, network extender

The SSN Networks Relay SG is an open standards-based, reliable and secure 902-928 MHz-based utility networking relay that provides advanced relaying capabilities. Relay SG provide a low-cost, efficient method for extending the range between networked electric, water, and gas meters and the SSN Networks Gateway SG.

Relay SG is packaged in a variety convenient form factors. The Relay SG can be pole mounted with photocell power/power tap adapter plug device, or wall mounted with 120v plug device. Based on the UtilOS network operating system, Relay SG can securely and dynamically join a standards-based utility information & control network.

Gateway SG

Synonyms: Gateway, takeout point, access point, router

The SSN Networks Gateway SG is an open standards-based, reliable and secure utility networking gateway that provides advanced utility networking services, including addressing, routing/switching, quality of service, health, network time, security and encryption, all of which can be implemented via an XML-based provisioning, configuration, monitoring, control & management interface. Gateway SG comes with a 902 -928 MHz-based radio LAN interface, and can be configured with a variety of WAN technologies including, CDMA telephony WAN interface, a POTS telephony WAN interface, a 10Gb Ethernet interface, WiMAX a variety of digital cellular interfaces. Gateway SG provides a low-cost, efficient method for implementing the last mile utility information & control network. The Gateway SG is packaged in a variety convenient form factors. Gateway SG is available as a pole mounted with photocell power/power tap adapter plug device, and as a wall mounted with 120v plug device. The Gateway SG supports a battery back-up power supply that enables it to support automated power outage reporting and restoration. Based on the UtilOS network operating system, the Gateway SG can securely and dynamically join a standards-based utility information & control network. NOTE: The product description in attachment B-2 should indicate Gateway SG not Gateway NG.

Network Installation Attachment Hardware & Tools

Any hardware equipment required to install and secure devices are to be provided by SSN. This may include cables, connectors, brackets, bands, photocell connections, bolts, screws, washers, etc. All network components installed on the distribution infrastructure are to be installed with an in-line, U.L rated sized appropriately for SSN equipment, fuse and follow designs that are to be provided by SSN to FPL and approved by FPL. 1/2” Stainless steel bandings are to be used to attach to poles as shown in appendix A of this document, note #5 of UH 14.0.1 & UH-14.0.2. Alternatively, street light brackets may be used as also shown in appendix A, C 9.2.2.

Attachment B

Equipment Terms

1.3. Meter Deployment Consumables - Meter deployment consumables are items used in the process of meter installation at individual premises. These consumables are used per FPL policies and procedures to secure every meter to the associated meter can. Installations can be unique as within the FPL territory the customer is responsible for and owns the meter can. Although there are minimum requirements for safety, the cans are not always consistent and may require different mechanisms to secure the meter to the can. There are also specific processes to address previous theft or to deter continued theft. In these cases alternative securing methods are used. FPL has estimated the amount of consumables that will be used in the deployment. FPL currently has supply chain processes in place for these items that will be used to supply the devices to the installation vendor. SSN will be responsible, as indicated in the statement of work, for the inventory use tracking, reporting, ***. FPL will also track the ordered quantities versus usage and ***. The item unit *** as indicated in attachment F. One exception is noted for blade boots. This item will be provided to avoid overhead of tracking the high use/low cost item. FPL will provide boots to SSN to be used as prescribed. A list of consumables has been provided in attachment B-3 along with the use scenario and estimated quantities required to complete the deployment of *** meters as described in Attachment A. Not included in consumables are standard tools, revenue protections tools, safety equipment, training material, and customer communication media (letters and door hangers). As per the statement of work in Attachment A these components are to be provided to the deployment Vendor by SSN.

1.4. Other Hardware Devices - Equipment is also required to support communication board testing at installation time and for any meters that are returned to FPL/MTC as defective. The installation vendor will be required to utilize equipment to test the communication capability at the time of installation. FSU units, or like components, will be provided to all installation contractors to use during the install. At least one FSU, or similar, device will be provided to the Meter Technology Center (MTC) to test the communication components of the devices if they are removed from the field.

The field service tools are described below:

The field service tools consist of a combination of hardware and software that allow technical personnel to configure, test and troubleshoot all elements of the network. The field service tools are designed to operate on standard Microsoft Windows XP - enabled devices and consist of:

Field Service Unit

Synonyms: Installation device, FSU

The SSN Networks Field Service Unit is a Smart Grid networking radio using the same IP-based RF communications technology as other Smart Grid devices. The FSU enables the PC or handheld computing device, via a USB port, to create a communications link to other Smart Grid devices. The FSU specification sheet is provided in Attachment B-2.

CATT Software

The Communication Access Test Tool (CATT) is a Smart Grid software application that allows the user to perform field based testing and programming functions. When operating on a computer equipped with an FSU, CATT Software allows the user to

Attachment B

Equipment Terms

transmit messages to NICs, receives messages from NICs, and provides tools for analyzing received messages.

Field Service Tools allow the user to program devices, verify communications, analyze communications strength, upload new firmware images and reprogram the communications parameters of Smart Grid devices.

2.	Warranty

2.1 (NIC) - SSN warrants to FPL that the NIC chipsets integrated in the meter or delivered stand alone, when delivered will conform to the applicable specifications and will be free from defects in material and workmanship when used under proper and normal use for a period of the shorter of *** or ***. FPL shall notify SSN of the serial numbers of all NIC installed by FPL, along with the month of installation, for the purpose of establishing the relevant warranty expire date. Such notification shall be provided monthly, or at other intervals as may be mutually agreed upon between SSN and FPL. FPL will provide serial numbers and installation data in Excel Spreadsheet format that can be sent. Should any failure to conform to the above warranty appear within the warranty period, SSN agrees, upon prompt written notification thereof and confirmation that the NIC has been stored, installed, operated and maintained in accordance with recommendations of SSN which have been provided to FPL and standard industry practice, to correct the nonconformity at SSN’s option either by repairing any defective part or parts or by making available at SSN’s plant a repaired or replacement part. The liability of SSN to FPL based on warranty claims, shall not in any event exceed the cost of correcting defects in the NIC or replacing the NIC as herein provided, and upon the expiration of the warranty period, all such liability shall terminate. *** shall be borne by *** so long as the ***. If, however, the ***. SSN shall package and ship, ***, the repaired or replacement items of material and equipment to FPL.

2.2 (Network Hardware) - SSN warrants to FPL that the GatewaySG and RelaySG when delivered to FPL will conform to the applicable specifications and will be free from defects in material and workmanship when used under proper and normal use for a period of the shorter of *** or ***. Should any failure to conform to the above warranty appear within the warranty period, SSN agrees, upon prompt written notification thereof and confirmation that the Hardware has been stored, installed, operated and maintained in accordance with recommendations of SSN which has been provided to FPL and standard industry practice, to correct the nonconformity at SSN’s option either by repairing any defective part or parts or by making available at SSN’s plant a repaired or replacement part. *** for any of the Network Hardware that fail to conform to the above warranty shall be borne by ***.

Attachment B

Equipment Terms

2.3 (Applicable to NIC, Network Hardware and Meters) No warranty is made with respect to equipment not manufactured by SSN, such being subject only to warranties made by their respective manufacturers, which are passed through by SSN to FPL. SSN shall in no event be responsible or liable for modifications, alterations, misapplication or repairs made to the products or equipment by FPL or others, or for damage caused thereto by negligence, accidents, overloading or improper use by FPL or others.

2.4 (Field Service Unit) - SSN warrants to FPL that the Field Service Unit when delivered to FPL will conform to the applicable specifications and will be free from defects in material and workmanship when used under proper and normal use for a period of the of *** from date of delivery to the FPL. Should any failure to conform to the above warranty appear within the warranty period, SSN agrees, upon prompt written notification thereof and confirmation that the Hardware has been stored, operated and maintained in accordance with recommendations of SSN which has been provided to FPL and standard industry practice, to correct the nonconformity at SSN’s option either by repairing any defective part or parts or by making available at SSN’s plant a repaired or replacement part. *** of the field service units that fail to conform to the above warranty shall be borne by ***.

2.5 (Meter Deployment Consumables) - SSN offers no warrants to FPL over Meter Deployment Consumables used during the deployment.

Attachment B

Equipment Terms

Appendix A

| UH-14.0.1 | PVC/PE U-GUARD RISER INSTALLATION | UH-14.0.1 |
|---|---|---|

| CABLE TYPES | DIM. "X" |
|---|---|
| 1/C ALL TYPES | 6" TO 7" |
| 3/C DUCT CABLE | 3" TO 6" |
| 3/C ARMORED OR CORRUGATED SHEATH | 6" TO 5" |

POTHEAD BRACKET
"X"
CABLE
POLE GROUND
ENCLOSE ALL CABLE THE FULL LENGTH OF RISER, BUTTING SECTIONS TIGHT ABOVE FIRST TWO SECTIONS (20 FEET).
BACK PLATE REQUIRED ON FIRST 10' ABOVE GROUND.
USE TAPCON FASTENERS
ON WOOD POLES
PVC/PE U-GUARD
CONDUIT 3" MAX. ABOVE GRADE
BOOT
WOOD POLE

USE TAPCON FASTENERS ON CONCRETE POLES
PVC/PE U-GUARD (SEE NOTE #4)
CABLE
CONDUIT 3" MAX. ABOVE GRADE
CONCRETE POLE

(FOR MORE DETAILS OF CONCRETE POLE INSTALLATIONS SEE UH-14.0.3) & NOTE #4

NOTES:

1. INSTALL RISER ON POLE QUADRANTS OPPOSITE TO TRAFFIC FLOW, WHENEVER POSSIBLE.
2. PVC/PE U-GUARD REQUIRES NO BONDING.
3. USE 3" U-GUARDS FOR 1ø AND 5" U-GUARDS FOR 2ø AND 3ø INSTALLATIONS.
4. FOR CONCRETE POLES, USE AT LEAST TEN TAPCON FASTENERS PER 10-FOOT U-GUARD SECTION. TWO AT THE TOP, TWO AT THE BOTTOM, AND AT LEAST SIX OTHER LOCATIONS IN BETWEEN. FOR SHORTER SECTIONS, USE AT LEAST SIX TAPCON FASTENERS.
5. 1/2" S.S. BANDING (MAS #140-083-002) SHOULD BE USED TO INSTALL THE U-GUARD ON CONCRETE POLES ONLY IF THE TAPCON FASTENERS ARE NOT AVAILABLE. INSTALL 3 EQUALLY SPACED BANDS ON THE BASE 10' SECTION, THE BACKPLATE MUST BE USED. AND 2 BANDS ON EACH OF THE UPPER SECTIONS WHEN USING THE 1/2" S.S. BANDING. CARE SHOULD BE TAKEN NOT TO EXPOSE THE CABLE.
6. ON WOOD POLES, USE TAPCON FASTENERS IN ALL HOLES OF THE U-GUARD ON BASE SECTION AND IN EVERY OTHER HOLE FOR TOP SECTIONS.
7. THE BACK PLATE IS REQUIRED BY THE NESC. FOR THE FIRST 10 FEET ON BOTH WOOD AND CONCRETE POLES.
8. FOR DIRECT-BURIED CABLE, INSTALL THE BOOT/U-GUARD 12" BELOW GRADE

SUPERSEDES UH-14.0.1 LAST REVISED ON 6-30-13

F P L

OH & UG DISTRIBUTION SYSTEM STANDARDS

| NO | DATE | REVISION | ORIG. | DRAWN | APPR. |
|---|---|---|---|---|---|
| 5 | 5/16/[illegible] | UPDATE DRAWING ADDED TAPCON FASTENERS | [illegible] | ELS | JJM |
| 4 | 03/25/[illegible] | CLARIFY BACK PLATE REQ'D FOR WOOD & CONC POLES | RAP | ELS | JJM |
| 3 | [illegible] | UPDATE DRAWING & TEXT | RAP | JES | JJM |
| 2 | [illegible]/98/[illegible] | UPDATE DRAWING (NOTES & TEXT) | RAP | JES | JJM |
| 1 | [illegible]/09/96 | REVISED U-GUARD DESCRIPTION. REVISED BACKPLATE REQUIREMENT. | [illegible] | [illegible] | JJM |

ORIGINATOR: [illegible] DRAWN BY: [illegible]

DATE: [illegible] APPROVED: [illegible] SUPERVISOR, DIST. PRODUCT SUPPORT SERVICES NO SCALE

UH

Attachment B

Equipment Terms

Attachment B

Equipment Terms

C-9.2.2

# S & C "SCADA-MATE" RADIO REPEATER

C-9.2.2

TOP OF ARM
SEE ENLARGED DETAIL BELOW

JOINT USE POLE WITH 2' - 6" STREET LIGHT BRACKET
SCALE: N.T.S.

MOUNTING BRACKET SEE DETAIL
POWER CABLE
ANTENNA
POWER CABLE TO SPLICE AT SECONDARY POWER LINE
2'-6"

ENLARGED DETAIL
SCALE: N.T.S.

NOTES:

1. The illustration to the left shows the radio as provided and shows the proper mounting technique, with the carriage bolts pointed down and a flat washer between the radio casting and the lower locking nut.
2. The radio is to be installed on a 2'-6" street light bracket or on an existing street light bracket as appropriate.
3. Radio is to be installed on a horizontal part of the bracket
4. Splice power cable is needed. Polarity is not an issue
5. Use 120v source

FPL
OH & UG DISTRIBUTION SYSTEM STANDARDS

| REV | DATE | REVISION | ORIG. | DRAWN | APPR. |
|---|---|---|---|---|---|
| 1 | 10/30/03 | UPDATE DIMENSIONS | GEA | KSB | JIM |

ORIGINATOR: GEA  DRAWN BY: J. SHARP

DATE: 05/05/01  APPROVED: J.J. MCEVOY, SUPERVISOR, OH/UG PRODUCT SUPPORT SERVICES  NO SCALE

Florida Power & Light

Manufacturer’s Test Data Transfer File Specification

For

Meter Technology Center’s Meter Database

April 23, 2002

Overview

By following the specifications meter manufacturer test data can be imported directly into FPL’s meter database via a common format.

The meter test data is contained in one file with the following characteristics:

•	MS-DOS disk format when data is transferred by floppy disk.

•	ASCII code set.

•	Carriage return / line feed delimited records.

The data file may contain the following types of records:

•	A Header Record (general information).

•	A Common Meter Data Record (used to group commonly configured meters).

•	A Statistical Record (for each group of meters).

•	Individual Meter Data Records (one or more per file containing ‘As Found’ test data).

•	Individual Meter Data Records (one or more per file containing ‘As Left’ test data).

•	AMR Module Data Records (one or more per file).

•	A File Trailer Record (last record in file).

The Header record defines the data type and date the file was created. It may contain site specific information as well. There is a column designated as TESTTYPE_CODE. The TEST_TYPE_CODE is set to ‘MFG_TST’ for files containing new meter tests or ‘VENDOR_TST’ for a file containing third party test results.

The Common Meter Data Record Area is used to group common meters together. It contains meter specific information that is common to that group.

The Statistical Record provides statistical results for each group. This record must immediately follow a Common Meter Data Record when statistical data is provided. The record is mandatory however, if statistical data is not available all fields except the RECORD_TYPE field can be left blank.

There are two types of Individual Meter Data Records, an ‘AFR’ or ‘As Found Data’ record and ‘IDR’ or ‘As Left Data’ record. Each is used as necessary based on the test type. There can only be one of each record type for each meter. AFR records are ‘NOT’ created on ‘MFG_TST’ file types. If an AFR and IDR record both exist for a given meter, the IDR record must immediately follow the AFR record. Please note that accuracies that are not applicable to the type of device are left blank (filled with ASCII space characters), and accuracies that are zero filled are maintained in the database as zero registration for the test. The User Defined Area is used to allow site-specific information that is unique to each device to be included in the file. Individual AMR module data records may differ by manufacturer. Manufacturer specification information is included in Appendix A.

The File Trailer Record will contain the text “TRAILER” and the total count of records in the file, inclusive of all record types. The record count is right justified, leading zero filled.

Disk Label Requirements

Files transferred by disk should use a special disk label. It is affixed to the front of the diskette with the following typewritten information:

Vendor Name	Date Diskette Created
Customer Name	Disk Number
PO Number	Total Diskette Count
Line Item	Manufacturer Meter Type
Release Number	Total Meters On Diskette

Table Layout Conventions

Field #:	The field number represents a column position.
Short Description:	Short field description.
Format:	Information will be displayed according to the format indicated. (This format is the default).
Field Length:	Number of characters that make up the length.
Field Position:	Columns in which data resides.

All decimal points, commas, slashes, and other field separators are ASSUMED positions (i.e., the characters DO NOT actually appear in the data records).

General:	Dates:	Time:	Miscellaneous:

x-alpha-numeric	y-year	h-hours	L-logic (yes / no)
a-alphabetic	m-month	t-minutes	P-pass / fail
9-numeric	d-day	s-seconds	_ -embedded space

(n) enclosed length character

i.e.: x(17) = 17 character alpha numeric string.

ALL numeric fields will contain the actual character representation of the numeric value for each position of the numeric field. Packed decimal, compressed numeric, or other numeric representations WILL NOT be accepted by the system.

ALL numeric values will he right justified, leading zero filled.

ALL text will be in UPPER case, left justified.

Any fields defined in this document that are not required by FPL or not provided by the vendor should be included and filled with spaces (ASCII 32).

3

•	Header Data Record Format (New Record)

FIELD	SHORT DESCRIPTION	FORMAT	FIELD LENGTH	FIELD
***
01	***	***	***	***
02	***	***	***	***
03	***	***	***	***
***
04	***	***	***	***
05	***	***	***	***
***
06	***	***	***	***
07	***	***	***	***
08	***	***	***	***
***
09	***	***	***	***
10	***	***	***	***
11	***	***	***	***
***
12	***	***		***
13	***	***		***

The TEST_TYPE_CODE is set to ‘MFG_TST’ for files containing new meter tests or ‘VENDOR_TST’ for a file containing third party test results.

All decimal points, commas, slashes, and other field separators are ASSUMED positions (i.e., the characters DO NOT actually appear in the data records).

4

•	Common Data Record Format

FIELD	SHORT DESCRIPTION	FORMAT	FIELD LENGTH	FIELD POSITION

***
01	***	***	***	***
02	***	***	***	***
03	***	***	***	***
04	***	***	***	***
***
05	***	***	***	***
06	***	***	***	***
07	***	***	***	***
***
08	***	***	***	***
09	***	***	***	***
10	***	***	***	***
***
11	***	***	***	***
12	***	***	***	***
13	***	***	***	***
14	***	***	***	***
15	***	***	***	***
16	***	***	***	***
17	***	***	***	***
18	***	***	***	***
19	***	***	***	***
20	***	***	***	***
21	***	***	***	***
22	***	***	***	***
23	***	***	***	***
24	***	***	***	***
***
25	***	***	***	***
26	***	***	***	***
27	***	***	***	***
28	***	***	***	***
29	***	***	***	***
***
30	***	***	***	***
31	***	***	***	***
32	***	***	***	***
33	***	***	***	***
34	***	***	***	***
	***		***	***
***
35	***	***		***
36	***	***		***

5

•	Individual Meter Data Record Format (As Found or ‘AFR’ New Record)

FIELD #	SHORT DESCRIPTION	FORMAT	FIELD LENGTH	FIELD POSITION

***
01	***	***	***	***
02	***	***	***	***
03	***	***	***	***
***
04	***	***
05	***	***	***	***
***
***
06	***	***	***	***
07	***	***	***	***
08	***	***	***	***
***
09	***	***	***	***
10	***		***	***
11	***	***	***	***
***
12	***	***	***	***
13	***	***	***	***
14	***	***	***	***
15	***	***	***	***
16	***	***	***	***
17	***	***	***	***
18	***	***	***	***
21	***	***	***	***
22	***	***	***	***
23	***	***	***	***
24	***	***	***	***
25	***	***	***	***
26	***	***	***	***
27	***	***	***	***
***
28	***	***	***	***
29	***	***	***	***
30	***	***	***	***
***
31	***		***	***
***
32	***	***		***
33	***	***		***

7

•	AMR Module Data Record Format

FIELD #	SHORT DESCRIPTION	FORMAT	FIELD LENGTH	FIELD POSITION

***
01	***	***	***	***
02	***	***	***	***
03	***	***	***	***
***
04	***	***	***	***
05	***	***	***	***
***

Note: See Appendix ‘A’ for device specific information by manufacture.

•	Trailer Record Format

FIELD #	SHORT DESCRIPTION	FORMAT	FIELD LENGTH	FIELD POSITION
***
01	***	***	***	***
02	***	***	***	***
***
03	***	***		***
04	***	***		***

9

•	Appendix A: Device Specific Information By Manufacture

FIELD #	SHORT DESCRIPTION	FORMAT	FIELD LENGTH	FIELD
***
06	***	***	***	***
07	***
08	***	***	***	***
09	***	***	***	***
10	***	***	***	***
11	***	***	***	***
12	***	***	***	***
13	***	***	***	***
14	***	***	***	***
15	***	***	***	***
16	***	***	***	***
17	***	***	***	***
18	***	***	***	***
19	***	***	***	***
***
20	***	***		***
21	***	***		***

All decimal points, commas, slashes, and other field separators are ASSUMED positions (i.e., the characters DO NOT actually appear in the data records).

10

Test Procedures

and Test Plans

For

Metering Devices

Florida Power & Light Co.

April 3, 1997

FPL Metering Device Test Procedures & Test Plans

RECORD OF REVISIONS

Rev. No.	Date	Description	By	Approval

0	1/06/97	Original Issue	ECM	JJM

1	4/03/97	Minor revisions/additions to Sections VI-C, VIl-C & D, VIII-B, E & G	ECM	JJM

Page 1 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

RECORD OF REVISIONS		1

TABLE OF CONTENTS		2

I.	Laboratory Standards	5
	A. General	5
	B. Accuracy	5
	C. Traceability	5
	1. NIST MAP	5
	2. Independent Laboratory	5
	D. Intercomparison Of Standards	5
	E. Excessive Variation	5
	F. Records	6

II.	Portable Standards	7
	A. General	7
	B. Accuracy	7
	C. Comparison with Reference Standards	7
	D. Excessive Variation	7

III.	Meter Testing - Shop	8
	A. General	8
	B. Test Board Accuracy	8
	C. Comparison with Portable Standards	8
	D. Watthour Meter Tests	8
	1. *** Watthour Meters	8
	2. *** Watthour Meters	8
	3. *** Watthour Meters	8
	4. *** Watthour Meters	9
	5. *** Watthour Meters with or without Demand	9
	6. *** Watthour Meters	9
	7. *** Watthour Meters	9
	E. Pulse Recorders	9
	F. Instrument Transformers	10

IV.	Meter Testing Field	11

Page 2 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

	A. General	11
	B. Field Test Set Accuracy	11
	C. Comparison with Reference Standards	11
	D. Watthour Meter Tests	11
	1. Single Phase Electro-Mechanical Watthour Meters	11
	2. Polyphase Electro-Mechanical Watthour Meters	11
	3. Lagged Demand Registers Associated with Electro-Mechanical Watthour Meters	12
	4. Electronic Demand Registers Associated with Electro-Mechanical Watthour Meters	12
	5. Totally Solid State Watthour Meters with or without Demand	12
	6. Pulse Initiating Watthour Meters	12
	7. Time Of Use (TOU) Watthour Meters	12
	E. Pulse Recorders	12

V.	Average Meter Error	14
	A. General	14
	B. Constant Load C. Single Phase Varying Load	14
	C. Polyphase Varying Load	14

VI.	Acceptance Testing New Equipment	15
	A. General	15
	B. ANSI Standards	15
	C. New Meters	15

VII.	In Service Testing	16
	A. General	16
	B. ANSI Standards	16
	C. Instrument Transformers	16
	D. In Service Meters	16

VIII.	Random Sampling Plans	17
	A. General	17
	B. Meter Lots and Populations	17
	C. Military Standards	18
	D. Savings	18
	E. Analysis of Results	18
	F. Lots Not Meeting Acceptance Criteria	18
	G. Attributes Plan For New Meters	19
	H. Variables Plan For New Meters	22
	I. Attributes Plan For In Service Meters	25
	J. Variables Plan For In Service Meters	27

IX.	Recordkeeping	30
	A. General	30
	B. Test Record Contents	30

Page 3 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

C. Accounting Information	30
D. Records of Tests for Incoming Purchases	30
E. Records of Periodic and Annual In-Service Meter Tests	31
F. Meter Data Collection System	31
G. Reports	32
1. Production Reports	32
2. Annual Reports	32

Page 4 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

I. Laboratory Standards

A.

General - Florida Power & Light (FPL) has available one or more watthour meters and/or watthour meter standardization systems used as basic reference standards, of capacity and voltage range adequate to test all portable standards used by FPL.

B.

Accuracy - Watthour meters or watthour meter standardization systems used as basic reference standards will not be in error by more than ± *** at 1.00 power factor or by more than ± *** at 0.5 lagging power factor, after the application of standard correction factors.

C.	Traceability to National Standards - Traceability of FPL’s basic reference standards to the national watthour standards is established annually using one of the following methods:

1.

NIST MAP - FPL establishes traceability to the national watthour standards through the Measurement Assurance Program (MAP) of the National Institute of Standards and Technology (NIST). With this method, the transport standard is provided by NIST.

2.

Independent Laboratory - FPL establishes traceability to the national watthour standards through an independent laboratory. With this method, the transport standard is provided by the independent laboratory, and is of the same nominal value and of quality equal to the basic reference standards used by FPL. FPL intends to utilize Radian Research, Inc. of Lafayette, Indiana as its independent laboratory. Radian Research meets all the Independent Standards Laboratory requirements of ANSI C12.1, and provides a level of accuracy comparable to NIST. Other laboratories meeting the requirements of ANSI C12.1 may be utilized in the future.

D.

Intercomparison Of Standards - The percent registration of each FPL basic reference standard watthour meter or watthour meter standardization system is compared against the percent registration of every other FPL basic reference standard watthour meter watthour meter or watthour meter standardization system at frequent intervals.

E.

Excessive Variation - If excessive variation in the percent registration of a basic reference standard watthour meter or watthour meter standardization system is observed in the comparisons of C. or D. above, the source of the variation will be investigated. If the source of the variation cannot be corrected, then the use of this watthour meter or watthour meter standardization system as a basic reference standard will be discontinued.

Page 5 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

F.	Records - Historical performance records for each watthour meter or watthour meter standardization system used as a basic reference standard are maintained by FPL as follows:

1.	***.

2.	***.

Page 6 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

II. Portable Standards

A.	General - FPL utilizes one or more watthour meters to be used as portable standards, of capacity and voltage range adequate to test all watthour meters used by FPL for billing purposes.

B.

Accuracy - Watthour meters used as portable standards will not be in error by more than ± *** at 1.00 power factor or by more than ± *** at 0.5 lagging power factor, after the application of standard correction factors.

C.	Comparison with Reference Standards - Each FPL watthour meter used as a portable standard is compared with a basic reference standard at least once a year.

D.

Excessive Variation - If excessive variation in the percent registration of a watthour meter used as a portable standard is observed in the comparisons of C. above, the source of the variation will be investigated. If the source of the variation cannot be corrected, then the use of this watthour meter as a portable standard will be discontinued.

Page 7 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

III. Meter Testing - Shop

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

Page 8 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

Page 9 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

***

***

***

***

***

***

***

***

Page 10 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

IV. Meter Testing - Field

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

Page 11 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

Page 12 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

Page 13 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

V. Average Meter Error

***

***

***

***

***

***

***

***

Page 14 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

VI. Acceptance Testing New Equipment

***

***

***

***

Page 15 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

VII. In Service Testing

***

***

***

***

***

***

***

***

***

***

Page 16 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

VIII.	Random Sampling Plans

***

***

***

***

***

***

Page 17 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

***

***

***

***

Page 18 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

***

***

***

***

***

***

***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***

Page 19 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

***

***

***

***

***

***

***

Page 20 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

Page 21 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

***

***

***

***

***

***

***

***

***

Page 22 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

***

***

***

***

***

***

***

***

Page 23 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

Page 24 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

***

***

***

***

***

***

***

***

***

***

***

***

Page 25 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

***

***

***

***

***

Page 26 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

***

***

***

***

***

***

***

***

***

Page 27 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

***

***

***

***

***

***

***

***

Page 28 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

***

Page 29 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

IX.	Recordkeeping

***

***

***

***

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Page 30 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

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Page 31 of 32	April 3, 1997

FPL Metering Device Test Procedures & Test Plans

***

***

***

***

Page 32 of 32	April 3, 1997

Spec. No. 6.6 Revision No. 4 Date 3/07/07 Page 1 of 11

SPECIFICATION

Watthour Meter

Bar Codes

SPECIFICATION TITLE NAME

RECORD OF SPECIFICATION APPROVALS:

SPECIFICATION METER SERVICES ENGINEERING Department Name WATTHOUR METERS BAR CODES Specification Title Name	Spec. No. 6.6 Revision No. 4 Date 3/07/07 Page 2 of 11

This Specification is approved for the procurement of subject product by

Florida Power & Light Company (FPL).

Approved:
Name

Title

Date

➢ Denotes “Additions” or Revisions”

SPECIFICATION METER SERVICES ENGINEERING Department Name WATTHOUR METERS BAR CODES Specification Title Name	Spec. No. 6.6 Revision No. 4 Date 3/07/07 Page 3 of 11

SPECIFICATION REVISIONS

Rev. No.	Date	Description	By	Approval

0	3/17/89	Original Issue	APD	JJM

1	3/11/97	Revised to reflect latest ANSI C12 Standards & Renumber	ECM	JJM

2	11/7/03	Revised to reflect latest ANSI C12 Standards & Renumber	JFD	JJM

3	07/27/04	Updated manufacturer list and added typecode to the barcode description	JFD	JJM

4	3/07/07	Revised dates on referenced standards	JFD	DDR

➢ Denotes “Additions” or Revisions”

SPECIFICATION METER SERVICES ENGINEERING Department Name WATTHOUR METERS BAR CODES Specification Title Name	Spec. No. 6.6 Revision No. 4 Date 3/07/07 Page 4 of 11

➢ Denotes “Additions” or Revisions”

SPECIFICATION METER SERVICES ENGINEERING Department Name WATTHOUR METERS BAR CODES Specification Title Name	Spec. No. 6.6 Revision No. 4 Date 3/07/07 Page 5 of 11

1.0	SCOPE

***

***

2.0	CONFORMANCE WITH INDUSTRY STANDARDS

***

***

3.0	TECHNICAL DESCRIPTION

***

***

4.0	BAR CODED INFORMATION FOR METERS

***

***

***

***

***

***

➢ Denotes “Additions” or Revisions”

SPECIFICATION METER SERVICES ENGINEERING Department Name WATTHOUR METERS BAR CODES Specification Title Name	Spec. No. 6.6 Revision No. 4 Date 3/07/07 Page 6 of 11

***

***

***

***

➢ Denotes “Additions” or Revisions”

SPECIFICATION METER SERVICES ENGINEERING Department Name WATTHOUR METERS BAR CODES Specification Title Name	Spec. No. 6.6 Revision No. 4 Date 3/07/07 Page 7 of 11

FIGURE 1- MANUFACTURER’S CODES - POSITION 3

***	***	***	***
***		***
***		***	***
***	***	***
***		***
***		***
***	***	***
***	***	***
***		***
***		***
***		***
***		***
***	***	***
***		***
***		***
***		***
***		***
***		***
***		***
***	***	***
***		***
***		***

➢ Denotes “Additions” or Revisions”

SPECIFICATION METER SERVICES ENGINEERING Department Name WATTHOUR METERS BAR CODES Specification Title Name	Spec. No. 6.6 Revision No. 4 Date 3/07/07 Page 8 of 11

***

***

***

***

***

***

***

***

***

***

***

***

5.0	BAR CODE ORGANIZATION

***

***

***

***

***

➢ Denotes “Additions” or Revisions”

SPECIFICATION METER SERVICES ENGINEERING Department Name WATTHOUR METERS BAR CODES Specification Title Name	Spec. No. 6.6 Revision No. 4 Date 3/07/07 Page 9 of 11

6.0	BAR CODE DIMENSIONS

***

***

***

***

***

7.0	BAR CODE LOCATION

***

8.0	PHYSICAL REQUIREMENTS AND APPLICATION

***

***

***

***

***

➢ Denotes “Additions” or Revisions”

SPECIFICATION METER SERVICES ENGINEERING Department Name WATTHOUR METERS BAR CODES Specification Title Name	Spec. No. 6.6 Revision No. 4 Date 3/07/07 Page 10 of 11

9.0	FREE TEXT LINE

***

***

***

***

***

***

***

***

***

***

***

10.0	VERIFICATION

***

➢ Denotes “Additions” or Revisions”

SPECIFICATION METER SERVICES ENGINEERING Department Name WATTHOUR METERS BAR CODES Specification Title Name	Spec. No. 6.6 Revision No. 4 Date 3/07/07 Page 11 of 11

FIGURE 2

Examples of Free Text Characters

Self Contained Meter Free Text Characters

***	*** ***	***	*** ***

***	*** ***	***	*** ***

***	*** ***	***	*** ***

Transformer Rated Meter Free Text Characters

***	*** ***	***	*** ***

***	*** ***	***	*** ***

***	*** ***	***	*** ***

NOTES:

***

***

***

➢ Denotes “Additions” or Revisions”

Spec. No. 6.1

Revision No. 8

Date 3/7/07

Page 1 of 23

SPECIFICATION

Watthour Meter

SPECIFICATION TITLE NAME

SPECIFICATION	Spec. No. 6.1
METER SERVICES ENGINEERING Department Name	Revision No. 8
Date 3/7/07
WATTHOUR METERS Specification Title Name	Page 2 of 23

RECORD OF SPECIFICATION APPROVALS:

This Specification is approved for the procurement of

subject product by Florida Power & Light Company (FPL).

Approved:

Name

Title

Date

SPECIFICATION	Spec. No. 6.1
METER SERVICES ENGINEERING Department Name	Revision No. 8
Date 3/7/07
WATTHOUR METERS Specification Title Name	Page 3 of 23

SPECIFICATION REVISIONS

Rev. No.	Date	Description	By	Approval
0	02/12/92	Total revision to original specification dated 3-24-89 – Upgrade and reformat contents.	ECM	JJM
1	4/10/92	Commodity Planning revised throughout – see rev “arrows”	ECM	JJM
2	03/04/97	Revised to reflect latest ANSI C12 Standards, to add RUG’s and manufacturer test data	ECM	JJM
3	11/06/98	Revised Section 2.9 Recorder Under Glass and added section 2.10 Power Quality	JFD	JJM
4	2/01/02	Reviewed and updated to MS-Word format	JFD	JJM
5	10/22/02	Added Section 3.17 “Compatibility with FPL Systems	JFD	JJM
6	10/13/04	Removed AMP Connector from Pigtails, Meter Cover UV protection	JFD	JJM
7	1/27/06	Added Black Painted Meter Dials	JFD	JJM
8	3/07/07	Revised referenced dates to latest standards, updated references to electronic meters.	JFD	DDR

SPECIFICATION METER SERVICES ENGINEERING Department Name WATTHOUR METERS SpecicicationTiltle Name	Spec. No. 6.1 Revision No. 8 Date 3/7/07 Page 4 of 23

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3.0	DOCUMENTATION AND TRAINING

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SPECIFICATION METER SERVICES ENGINEERING Department Name WATTHOUR METERS Specification Title Name	Spec. No. 6.1 Revision No. 8 Date 3/7/07 Page 23 of 23

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5.0	UNSATISFACTORY PERFORMANCE REPORTING

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ATTACHMENT B-2

Datasheet

Where customer endpoint devices converge with the enterprise.

Gateway NG

SILVERSPRING

Enhanced, flexible network connectivity—upstream and downstream.

- ***> Lowers overall cost of ownership by managing thousands of network-enabled electric, water, and gas endpoints***
- ***> Supports a variety of WANs to leverage both existing utility networking infrastructures and low-cost public carrier networks***
- ***> Reduces installation costs by serving as the distributed control point of a self-configuring, dynamically-discovered network***
- ***> Enables remote upgrades to reduce expenses and allow advanced, value-added services to be added***
- ***> Provides full security for today's cyber-security requirements***

Overview

The Gateway NG provides the central link between endpoint devices and the utility's enterprise management system, enabling intelligent network control and monitoring. Its flexible communication features extend the reach and coverage of the network to thousands of customer premises, through scalability that lowers ownership costs. Since it has a backup battery, the Gateway NG can reliably execute scheduled read and management tasks, even during an outage. And it features robust security, to ensure full regulatory compliance and network safety.

Downstream, the Gateway NG provides a highly-reliable connection to electric, water, and gas meters over a Local Area Network (LAN). It contains a Silver Spring Networks' Network Interface Card (NIC), which communicates with intelligent endpoints, including meters, DR load switches, and T-stats. The Gateway NG can also pass information through multiple Relay SGs, or through Silver Spring Networks-enabled electric meters. And it offers multiple paths to each endpoint, through sophisticated mesh network routing that ensures greater reliability and redundancy.

Upstream, the Gateway NG provides Wide Area Network (WAN) connectivity to the utility's enterprise management system applications, through digital cellular, Ethernet, or a telephony modem over PSTN. This flexibility enables the utility to leverage existing infrastructures or use low-cost public carrier infrastructures.

Two-Way Communications with the Smart Grid

The Gateway NG is a vital part of the Smart Grid network, which extends secure, real-time measurement and control interfaces—with full, two-way communications—to the customer premise.

From end-to-end, the Smart Grid network is managed and controlled by UtilityIQ™. This feature-rich, Web-based interface collects and displays critical network statistics and alarms from numerous data sources, including electric, water, and gas meters. UtilityIQ provides at-a-glance views that give complete visibility into the health of the utility network, the status of endpoint devices, and more. And it gives utilities a scalable platform that enables advanced applications to be deployed—both now and in the future—to add even more value to service offerings.

About Silver Spring Networks

Silver Spring Networks leverages the power of open, standards-based IP technology, to create a two-way Smart Grid network that connects utilities with their customers. This advanced network provides a scalable, reliable infrastructure from the substation to the customer premise, to dramatically improve efficiency, lower costs, and ensure reliable delivery of services. Customers gain insight and control of their energy more efficiently, while utilities can vastly improve the way they interact with customers. This innovative network gives your utility greater flexibility to adapt to new technologies, products, and services—and can make a substantial difference to your bottom line, too.

ATTACHMENT B-2

# Features and Specifications

UTILITY
ADVANCED UTILITY NETWORK
CUSTOMER PREMISE
Communications
Gateway
Relay
Electric, Gas, & Water Meters

The Gateway NG is the central link between the utility's enterprise management systems and endpoint devices such as Silver Spring Networks-enabled electric, water, and gas meters.

## Features

- *Full two-way, 902-928 MHz spread spectrum communications to endpoints*
- *One-watt transmitter*
- *Dynamic network discovery and self healing*
- *Robust security including downstream endpoint communications, upstream wide area communications, and platform intrusion detection*
- *Sophisticated routing functions ensure multiple paths to each endpoint*
- *Tracks and manages up to thousands of endpoints*
- *Provides automated scheduling and network management*
- *Manages long-reach, multi-hop networks, providing high meter-to-Gateway deployment ratios*
- *Enables "over-the-air" network firmware upgrades*
- *Features weather-resistant outdoor enclosure, for longer life and greater durability*

## Specifications: Gateway NG

| | |
|---|---|
| Physical Dimensions | 28 cm (11") L x 23 cm (9") W x 10 cm (4") H |
| Enclosure | IP67, white, aluminum |
| Weight | 3.63 kg (8 lbs.) |
| Power | 120 - 277 VAC, 50-60 Hz |
| Communications | Data Rate: 100 kbps<br>Frequency: 902-928 Mhz<br>Spread Spectrum Technology: Frequency Hopping (FHSS)<br>Transmitter Output: 30 dBm<br>Receiver Sensitivity: -102 dBm<br>Interface:<br>LAN: Silver Spring Networks UtilOS (GFSK/FHSS)<br>WAN: Digital cellular, Ethernet, PSTN |
| Approvals | FCC Part 15.247<br>Industry Canada, ANSI C-12 |
| Antenna | Collinear or High Gain Directional |
| Environmental | Operating Temperature: -30°C - 70°C (-22°F - 158°F)<br>Humidity: 0% to 95%, non-condensing |
| Protocols/Security | Addressing: Internet Protocol Version 6 (IPv6)<br>Encryption: 256 bit Advanced Encryption Standard (AES-256)<br>Security: Internet Protocol Security (IPsec) |
| Product Numbers | 200-0100001, PSTN<br>200-0100002, CDMA<br>200-0100003, Ethernet |

Copyright © 2007 Silver Spring Networks. All Rights Reserved. Protected by one or more of the following US Patents: #5,659,300, #6,369,769. Other patents pending. All trademarks and registered trademarks are the properties of their respective owners. Part Number: SSN-DS-GatewayNG-020207

2755 Campus Drive, Suite 205
San Mateo, CA 94403
Tel 650.357.8770
Fax 650.357.8771
www.silverspringnetworks.com

ATTACHMENT B-2

Datasheet

Network Interface Card (NIC) for GE I-210® Singlephase Meter

It's how the best price/ performance meter becomes even better

- *One watt transmitter provides full, two-way wireless communications*
- *Easily fits under the glass of the I-210*
- *Enables "over-the-air" firmware upgrades and meter programming to reduce expenses*
- *Supports advanced metering and demand response functions*
- *Provides full security and encryption to meet tough industry standards*
- *Compact, cost-effective construction saves space and simplifies installation and handling*
- *Large, easy to read LCD display minimizes reading errors*

Add real-time, two-way communications between the utility and customers

The Network Interface Card (NIC) is an option board that easily installs inside the GE I-210 Singlephase Meter, to provide internal wireless networking AMR capability. This module meter can then become part of a standards-based, two-way information and control network—the Smart Grid network. With the NIC/I-210 combination, each utility can step up to a network that ensures greater efficiency, more reliable service delivery, improved customer satisfaction, and a scalable platform for adding advanced services—today and tomorrow.

Greater efficiency, reliability, and accuracy—by design

The I-210* Singlephase Meter is an electronic watthour meter that measures energy consumption in singlephase services, delivering outstanding operational efficiency and reliable measurement. With its innovative, simplified sensor design and mechanical construction, it provides high quality, solid-state measurement performance, accuracy, and reliability—and dramatically reduces lifetime meter ownership costs. It meets or exceeds GE's operation standards, at temperatures from –40°C through +85°C. And it's available in all popular meter forms, in 2-wire or 3-wire transformer-rated or self-contained residential or commercial singlephase services.

About Silver Spring Networks

Silver Spring Networks leverages the power of open, standards-based IP technology, to create a two-way Smart Grid network that connects utilities with their customers. This advanced network provides a scalable, reliable infrastructure from the substation to the customer premise, to dramatically improve efficiency, lower costs, and ensure reliable delivery of services. Customers are empowered to manage their energy more efficiently, while utilities can vastly improve the way they interact with customers. This innovative network gives your utility greater flexibility to adapt to new technologies, products, and services—and can make a substantial difference to your bottom line, too.

UTILITY
ADVANCED UTILITY NETWORK
CUSTOMER PREMISE
Datacenter
Communications
Gateway
Relay
Electric, Gas, & Water Meters

An advanced utility infrastructure creates an IP-based network, from the operating center to the customer premise.

ATTACHMENT B-2

SILVERSPRING
NETWORKS

Features and Specifications

Network Interface Card Features

- *Full, two-way 902-928 MHz FHSS communications*
- *Robust security and encryption*
  One-watt transmitter
- *Dynamic network discovery and self-healing*
- *Supports scheduled and on-demand meter reads*
- *Alarm detection and clearing*
  Time synchronization and management
- *Supports a wide range of meters and forms*
- *Continuous neighbor monitoring and route calculation*
- *"Over-the-air" firmware upgrades and meter programming*
- *"Under glass" design*
- *Low meter burden*
- *Power outage and restoration notification*

GE I210 Meter Features

- *Simplified sensor design and mechanical construction for reliability*
- *Low starting watts captures energy consumption at levels typically not registered by electromechanical meters*
- *Low burden minimizes utility system losses*
- *Programmable to register energy when meter inverted.*
- *Compatible with existing I-70 cover stock to minimize utility cover inventory*
- *Compatible with existing utility operational practices*

Specifications: NIC

Communications	Data Rate: 100 kbps Frequency: 902-928 MHz Spread Spectrum Technology: Frequency Hopping (FHSS) Transmitter Output: 30 dBm Receiver Sensitivity: -102 dBm
Environmental	Operating Temperature: -40°C - 85°C (-40°F - 185°F) Humidity: 0% to 95%, non condensing Voltage Range: 96 to 277 VAC, single phase Burden: <1 W average
Protocols/Security	Addressing: Internet Protocol Version 6 (IPv6) Encryption: 256 bit Advanced Encryption Standard (AES-256) Security: Internet Protocol Security (IPsec)
Approvals	FCC Part 15.247 Industry Canada: RSS-210 ANSI: C12.20

Specifications: GE I210 Singlephase Meter

Available Models	ANSI form 1S, 2S, 3S, 4S CL 20, CL 100, CL 200, CL 320 120 V, 240 V models available 50 or 60 Hz
Applicable Standards	Meets or exceeds: ANSI C12.1, C12.10, C12.20, C37.90.1
Operating Range	Voltage: +20% -20% (or ±20%)
Watts	Typical Starting Watts: <=5.0 Watts (Form 2S 240V CL200) Typical Watts Loss: 0.5 Watts
Operating Temperatures	-40°C - 85°C (-40°F - 185°F)
Typical Accuracy	within +/-.02%

© 2005 General Electric Company. All rights reserved. Some contents of this document are the property of General Electric Company. No part of this work may be reproduced or transmitted in any form or by any means, except as permitted in written license agreement with General Electric Company. General Electric Company has made every reasonable attempt to ensure the completeness and accuracy of this document. However, the information contained in this document is subject to change without notice and does not represent a commitment on the part of General Electric Company. Certain portions ©2007 Silver Spring Networks, Inc. All rights reserved. Part Number: SSN-DS-NIC-I210-020207

SILVERSPRING NETWORKS
2755 Campus Drive, Suite 205
San Mateo, CA 94403
Tel 650.357.8770
Fax 650.357.8771
www.silverspringnetworks.com

ATTACHMENT B-2

ATTACHMENT B-2

Features and Specifications

UTILITY
ADVANCED UTILITY NETWORK
CUSTOMER PREMISE
Datacenter
Communications
Gateway
Relay
Electric, Gas, & Water Meters

The Relay SG passes information to and from the Gateway NG and electric, water, and gas meters, or other network-compliant devices.

Features

- Full, two-way 902-928 MHz Frequency Hopping Spread Spectrum (FHSS) communications
- One-watt transmitter
- Dynamic network discovery and self-healing
- Simple installation and testing
- Acts as signal relay for electric, water, and gas devices
- Supports multi-hop relaying
- Robust built-in data security and device authentication
- Supports "over-the-air" firmware upgrades
- Available adapter bracket for non-poletop installations
- Battery backup and support for outage reporting and route maintenance and recovery

Specifications: Relay SG

Dimensions	23 cm (9") L x 20 cm (8") W x 10 cm (4") H Weight: 1.37 kg (3 lbs.)
Enclosure	IP65, white, aluminum
Weight	1.37 kg (3 lbs.)
Power	120 - 277 VAC, 50-60 Hz
Communications	Data Rate: 100 kbps Frequency: 902-928 MHz Spread Spectrum Technology: Frequency Hopping (FHSS) Transmitter Output: 30 dBm Receiver Sensitivity: -102 dBm Modulation: GFSK LAN Interface: Silver Spring Networks UtilOS (GFSK/FHSS)
Approvals	FCC Part 15.247 Industry Canada, RSS-210
Environmental	Operating Temperature: -40°C - 85°C (-40°F - 185°F) Humidity: 0% to 95%, non-condensing Wind Loading: 16.56 lbs. Force @ 100 MPH
Protocols/Security	Addressing: Internet Protocol Version 6 (IPv6) Encryption: 256 bit Advanced Encryption Standard (AES-256) Security: Internet Protocol Security (IPsec)
Product Numbers	210-030001

Copyright © 2007 Silver Spring Networks. All Rights Reserved. Protected by one or more of the following US Patents: #5,659,300, #6,369,769. Other patents pending. All trademarks and registered trademarks are the properties of their respective owners. Part Number: SSN-DS-RelaySG-020207

SILVERSPRING NETWORKS
2755 Campus Drive, Suite 205
San Mateo, CA 94403
Tel 650.357.8770
Fax 650.357.8771
www.silverspringnetworks.com

ATTACHMENT B-2

SILVERSPRING NETWORKS

Datasheet

Where customer endpoint devices converge with the enterprise.

Access Point SG

Enhanced, flexible network connectivity—upstream and downstream.

- > *Lowers overall cost of ownership, by managing thousands of network-enabled electric, water, and gas endpoints*
- > *Supports a variety of WANs, to leverage both existing utility networking infrastructures and low-cost public carrier networks*
- > *Reduces installation costs, by providing routing services for a dynamically-discovered network*
- > *Enables remote upgrades, to reduce expenses and enable advanced, value-added services to be added in the future*
- > *Provides full security for today's cyber-security requirements*

Overview

Access Point SG provides the central link between endpoint devices and the utility's enterprise management system, enabling intelligent network control and monitoring. Its flexible communication features extend the reach and coverage of the network to thousands of customer premises, providing cost-effective scalability that lowers ownership costs. And its robust security ensures full regulatory compliance and network safety.

Downstream, Access Point SG provides a highly-reliable connection to electric, water, and gas meters over a Local Area Network (LAN). It contains a Silver Spring Networks' Network Interface Card (NIC), which communicates with intelligent endpoints, including meters, DR load switches, and T-stats. Access Point SG can also pass information through multiple Relay SGs or through Silver Spring Networks'-enabled electric meters. And it offers multiple paths to each endpoint, through sophisticated network routing that ensures greater reliability and redundancy.

Upstream, Access Point SG provides Wide Area Network (WAN) connectivity to the utility's enterprise management system applications, through digital cellular, Ethernet, or a telephony modem over PSTN. This flexibility enables utilities to leverage their existing infrastructures or use low-cost public carrier infrastructures.

Enabling Two-Way Communications Through the Smart Grid Network

Access Point SG is a vital part of the Smart Grid network, which extends secure, real-time measurement and control interfaces—with full, two-way communications—to the customer premise.

From end-to-end, the Smart Grid network is managed and controlled by UtilityIQ™. This feature-rich operating system collects and displays critical network statistics and alarms from numerous data sources, including electric, water, and gas meters. UtilityIQ software provides at-a-glance views that give complete visibility into the health of the utility network, the status of endpoint devices, and more. And it gives utilities a scalable, "future-proof" platform that enables advanced applications to be deployed—both now, and in the future—to add even more value to service offerings.

About Silver Spring Networks

Silver Spring Networks leverages the power of open, standards-based IP technology, to create a two-way Smart Grid network that connect utilities with their customers. This advanced network provides a scalable, reliable infrastructure from the substation to the customer premise, to dramatically improve efficiency, lower costs, and ensure reliable delivery of services. Customers gain insight and control to manage their energy more efficiently, while utilities can vastly improve the way they interact with customers. This innovative network gives your utility greater flexibility to adapt to new technologies, products, and services—and can make a substantial difference to your bottom line, too.

ATTACHMENT B-2

SILVERSPRING NETWORKS

Features and Specifications

UTILITY
ADVANCED UTILITY NETWORK
CUSTOMER PREMISE

Access Point SG is the central link between the utility's enterprise management systems and endpoint devices such as Silver Spring Networks-enabled electric, water, and gas meters.

Features

- Full two-way, 902-928 MHz spread spectrum communications to endpoints
- Full 30 dBm transmitter
- Dynamic network discovery and self healing
- Robust security including downstream endpoint communications, upstream wide area communications, and platform intrusion detection
- Sophisticated routing functions ensure multiple paths to each endpoint
- Tracks and manages up to thousands of endpoints
- Routes automated scheduling and network management tasks
- Manages long-reach, multi-hop networks, providing high meter-to-gateway deployment ratios
- Enables "over-the-air" network firmware upgrades
- Features weather-resistant outdoor enclosure, for longer life and greater durability

SILVERSPRING NETWORKS

2755 Campus Drive, Suite 205
San Mateo, CA 94403
Tel 650.357.8770
Fax 650.357.8771
www.silverspringnetworks.com

Copyright © 2007 Silver Spring Networks. All Rights Reserved. Protected by one or more of the following US Patents: #5,659,300, #6,369,769. Other patents pending. All trademarks and registered trademarks are the properties of their respective owners. Part Number: ASG-DS-030707

Communications

Data Rate	100 kpbs
Frequency	902-928 MHz
Spread Spectrum Technology	Frequency Hopping FHSS, FCC 15.247
Transmitter Output	30 dBm
Output Impedence	50 ohms
Receiver Sensitivity	-102 dBm for 10-3 PER
Modulation	GFSK
UtilOS	3.2
WAN	CDMA 1xRTT, GPRS, EDGE, Ethernet, PSTN

Physical Interfaces

Antenna Connector	N Type, Female
Antenna	J-Pole or High-Gain Directional

Environmental

Operating Temperature	-30°C to +70°C (-22°F to +158°F)
Humidity	0% to 95%, non-condensing
Voltage Range	96 to 277 VAC, 50 to 60 Hz
Battery	Backup operation, 8 hr

Mechanical

Size	23cm (9") L x 20cm (8") W x 10cm (4") H
Weight	1800g (4 lbs.)
Enclosure	IP65, white, aluminum

Protocols/Security

Addressing	Internet Protocol Version 6 (IPv6)
Security	Internet Protocol Secure (IPsec)
Encryption	256 bit Advanced Encryption Standard (AES-256)

Approvals

FCC	Part 15.247
Industry Canada	RSS-210
Others	IEC/UL 60905-1 IEC 61000-4

Attachment B-3

Meter Deployment Consumables

Item	Slang Term/Description	FPL. MSS Numbers	Usage Description
***	***	***	***

***	***	***	***

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Attachment B-3	FPL SSN MSA	4/2/2007

Statement of Work

Attachment B-4

AMI Infrastructure Devices

Silver Spring Networks

August 8, 2009

Confidential

Confidentiality/Security Warning

The information contained within this document is proprietary to Florida Power & Light Company and Silver Spring Networks, and is confidential. It may not be disclosed to any party outside its intended audience without the written permission of FPL and SSN. This document may not be reproduced, either by photocopy or electronically without the written permission of FPL and SSN. Every recipient of this document acknowledges, by retention and use, the confidential nature of the material contained herein, and agrees to prevent the distribution of this document, by intent or otherwise, beyond its intended audience.

Document Controls

Change Record

Date	Author	Version	Change Reference
05/22/2009	***	1.0	Document Creation
06/08/2009	***	1.1	SSN Comments
06/11/2009	***	1.2	Updated following FPL/SSN review
06/17/2009	***	1.3	Reformatted
07/04/2009	***	1.4	Updated following FPL review
07/27/2009	***	1.5	FPL Legal review
07/27/2009	***	1.6	SSN review
07/30/2009	***	1.7	Final document

Silver Spring Networks / FPL SOW – Confidential 08/08/2009 – Final	Page | ii

1	Statement of Work Overview	0

	1.1 Introduction	0

2	SOW Description	1

	2.1 SOW Objectives and Scope	1

3	Description of Process and Commitments	1

4	Statement of Work	1

	4.1 Section A - Commitment and Ordering Procedures	2

	4.2 Section B - Identification of Materials and Associated Mounting Equipment	5

	4.3 Section C - Manufacturing and Quality Assurance Testing Procedures and Reporting	8

	4.4 Section D - Order Tracking and Delivery	10

	4.5 Section E - Data Requirements and Device Provisioning into UIQ	11

	4.6 Section F - Post Deployment Acceptance and Defective and Failure Rate Tracking	13

5	Fees	15

6	Approvals	15

Appendix B		17

Appendix B		18

Silver Spring Networks / FPL SOW – Confidential 08/08/2009 – Final	Page | iii

1	Statement of Work Overview

1.1 Introduction

This Statement of Work (“SOW”) defines the product delivery (“Manufacturing”) and services (“Services”) to be performed by Silver Spring Networks (“SSN”) for Florida Power & Light Company (“FPL”) for the AMI Infrastructure Supply Chain Project (the “Project”). The Services shall be governed by the terms and conditions of the Master Services and Software License Agreement effective 8/1/2007 by and between FPL and SSN (“Agreement”). The Project is a component of the larger FPL effort to deploy the SSN network to approximately 4.4 million meters in the FPL service territory. Capitalized terms used but not defined in this SOW shall have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between the terms and conditions of this SOW and those contained in the Agreement, the terms of the Agreement shall prevail, unless the parties explicitly state otherwise the intention to supersede the terms of the Agreement with respect to such conflict or inconsistency.

For clarity, the parties note that the Agreement is comprised of the following:

Master Services and Software License Agreement

Attachment A, Form of Statement of Work and Acceptance Criteria

Attachment A-1, AMI Network Design

Attachment A-2, AMI Network Design and Installation

Attachment B, Equipment Terms

Attachment B -1, Metering Equipment Specifications

Attachment B -2, Infrastructure Equipment Specifications

Attachment B -3, Metering Installation Consumables

Attachment B-4, AMI Infrastructure Devices (this document)

Attachment B-5, Software

Attachment C, Hosting Services Terms

Attachment C-1, UIQ Expansion

Attachment C-2, In-house UIQ Design and Installation

Attachment C-3, UIQ Managed Services

Attachment D, Security and Connectivity Terms

Attachment El, Services Level and Response

Attachment E2, Maintenance

Attachment E3, Maintenance for *** Units

Attachment F, Pricing (Rev1)

Attachment G, Source Code Escrow

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2	SOW Description

The Project includes deployment of SSN’s AMI network solution within the FPL territory as defined by the requirements in this document to deliver AMI benefits. The solution is to be deployed within the FPL service territory to meet AMI requirements and to serve as a foundation to support the smart grid. The Project is a multi-year project expecting to span 2009-2013 to deploy approximately 4.4 million meters under the SSN network.

2.1 SOW Objectives and Scope

The objective of this SOW is to outline procedures, roles, responsibilities, and expectations for SSN to serve as the provider of Access Points (“AP”), Relays and Field Service Units (as originally described in Attachment B to the Agreement), associated software and firmware related to the operations of the devices, and provide associated services and support for the delivery of the devices.

The scope of this SOW will address infrastructure needs of FPL and obligations of SSN as they pertain to the deployment of the infrastructure to support the AMI deployment. Primarily this will involve the delivery of devices in a state ready to be deployed to meet the FPL schedule. In addition, this document will outline procedures to be implemented to support the processes. These will include procedures for providing forward-looking estimates, ordering of required materials, testing of manufactured devices and appropriate reporting, provisioning devices with appropriate applications, invoicing, and post-deployment defective-device tracking, analysis and reporting.

3	Description of Process and Commitments

This section provides a detailed description of the hardware, software, services and other components SSN will provide for the Project as well as the procedures and policies to be followed.

This includes:

•	Statement of Work

•	Description of the SSN Project Team Roles

•	Description of the FPL Roles

•	Project Schedule

•	General Assumptions

4	Statement of Work

This SOW has been divided into the following sections:

•	Section A: Commitment and Ordering Procedures

•	Section B: Expected Materials and Associated Mounting Equipment

•	Section C: Manufacturing Quality Assurance Testing and Reporting

•	Section D: Order Tracking and Delivery

•	Section E: Data Requirements and Device Provisioning Into UIQ

•	Section F: Acceptance and Post Deployment Defective Device Tracking

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A consolidated task ownership process flow is included in Appendix A.

Any changes required to this SOW will be required to go through the change process noted in Appendix B.

Within each section, the following components will be outlined where applicable:

•	Section scope

•	Requirements

•	High level tasks to be included

•	Scope specific obligations and procedures

•	Task responsibility matrices

4.1 Section A - Commitment and Ordering Procedures

Section Scope

This section identifies the projected material quantities and procedures to place orders to insure delivery of devices and associated materials as outlined in section B. Time frames and procedures will also be outlined to place specific orders and quantities.

Projected Project Quantities

The scope of this SOW includes devices to be ordered for the AMI Project during the period 2009 -2013. Devices to be ordered for ongoing maintenance are excluded from the scope of this Statement of Work.

The following numbers are to be used to project outer year expected quantities of AP, relay battery and FSU devices. Required quantities will be issued via purchase orders in support of actual needs for each order period as outlined herein.

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Table A-1: Projected Delivery Schedule

2009

	Jan	Feb	March	April	May	June	July	Aug	Sept	Oct	Nov	Dec	Total
Network Equipment
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***

2010

	Jan	Feb	March	April	May	June	July	Aug	Sept	Oct	Nov	Dec	Total
Network Equipment
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***

2011

	Jan	Feb	March	April	May	June	July	Aug	Sept	Oct	Nov	Dec	Total
Network Equipment
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***

2012

	Jan	Feb	March	April	May	June	July	Aug	Sept	Oct	Nov	Dec	Total
Network Equipment
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***

2013

	Jan	Feb	March	April	May	June	July	Aug	Sept	Oct	Nov	Dec	Total
Network Equipment
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***

Ordering Procedures

This SOW will be established with all of the items to be purchased via FPL M&S numbers and corresponding SSN catalog numbers as per detailed instructions on each purchase order document for which FPL will have inventory control over once received. FPL’s Materials Management Department will submit purchase orders to SSN against this SOW to reflect quantity of items required, item description, pricing, delivery date and location for delivery.

Ordering will occur at least quarterly to procure the devices needed for the Project at least *** in advance of required receipt. Orders will typically cover a *** period (***) but deliveries are expected at least *** if not more frequently. Should SSN be unable to satisfy FPL’s orders for devices in any ***, the *** procedures within the Agreement shall prevail.

Orders will be initiated by FPL by issuing a purchase order, attaching to an email, and sent via email to SSN or delivered by other electronic means as agreed to by both parties. An electronic signature is to be accepted by SSN from a group of FPL personnel to be identified.

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All shipments made to FPL must be accompanied by a packing list. The packing list must include the following information:

1.	Purchase Order Number

2.	Line Item #

3.	FPL M&S Number

4.	SSN Catalog Number

5.	A short item description of the Material

6	Number of Units Shipped

7.	Date of Shipment

8.	Ship to Address / Location

High Level Tasks

•	Electronic approver list identification

•	Quarterly updated forward looking schedules per the project projections

•	Placement of orders

•	Receipt of Order

Obligations of the parties for work to be completed:

•

FPL will coordinate with SSN to help project future needs and quantities. Rolling 12 month and 5 year projections will be provided quarterly per section 4.1 of the Agreement. SSN will be obligated to meet FPL’s commitments as projected, provided that the quantity of each component ordered does not exceed *** of that purchased by FPL in the *** preceding and that the purchase order has been submitted by FPL no less than ***, and, ideally ***, in advance of the date of the first delivery under said purchase order, as detailed in section 4.2 of the Agreement.

•

Orders exceeding *** of the prior *** period quantity require *** per section 4.2 of the Agreement. SSN hereby *** ordering of devices in calendar year 2009 so long as the quantities and timing of devices ordered remain substantially consistent with the projected schedule outlined in Table A-1.

Task Responsibility

RESPONSIBLE PARTY
Activity	***	***	Comments
Creation of SSN Device and Materials Order Form	I	L
Electronic Approver List Identification	L	I
Quarterly Update for Order Projections	L	P
Placement of Orders	L	I
Confirm Receipt of Order	I	L

Legend:

L	***
P	***
A	***
I	***

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4.2 Section B — Identification of Materials and Associated Mounting Equipment

Section Scope

This section provides high level insight to the proposed plan for FPL’s requirements with regard to delivery of specific SSN provided devices and associated material.

Devices are outlined in Attachment B to the Agreement.

Note: original names and terms have been altered since the original contract.

Previous Device Term	New Term or Equivalent
Metro Gateway	Access Point Access Point SG
Metro Relay	Relay, Relay SG
Batteries	Batteries
Field Service Unit	FSU

Table B-1: Device Terminology

SSN will be responsible for manufacturing these devices per the outlined FPL schedule with the order initiation as described in section B. Devices are to include all required hardware and software components to make operational (not installed). SSN is expected to be able to meet this schedule but also is expected to be able to deliver up to a *** schedule as noted in section 4.2 of the Agreement.

Scope will include devices to be ordered for the AMI Project from 2009 -2013. Devices to be ordered for ongoing maintenance are excluded from the scope of this SOW.

The following materials are required for installation of an AP and/or Relay. For those items SSN is to provide, ordering and delivery of the materials will coincide with the ordering of associated AP / Relay devices. Kits are requested as noted below. Specific associated quantities that will be provided by SSN will be ordered along with AP & Relay devices per the ordering process in section B.

Note that some of these materials are being developed specifically for FPL and as such, the Item Numbers may change to reflect the ultimate design.

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Item Description	Source	Kit	FPL M&S Number	SSN Item Number	Qty per Kit / Install	Common Term / Use
Access Point (including antennae)	SSN		***	***	1	Attach to back plate
Relay (including antennae)	SSN		***	***	1	Attach to back plate
AP & Relay Mounting Kit	SSN			***
Kit including all items below	SSN		***
CABLE, 20 FEET, 3 PIN POWER RIGHT ANGLE	SSN	A	***	***	1	Connect power - transmitter to AP/relay
SCREW, 1/4-20 X .375, PH PN	SSN	A		***	6	Attach AP to backplate
SS
10-32x1/2,SI Pn Hd,SS	SSN	A		***	8	Attach battery to backplate
WASHER, 1/4 in, flat, SS	SSN	A		***	6	Mechanical spacer
WASHER, SPLIT LOCK 1/4 SS	SSN	A		***	6	Mechanical spacer w/screw retention
WASHER, SPLIT LOCK #10 SS	SSN	A		***	8	Mechanical spacer w/screw retention
WASHER, FLAT #10 SS	SSN	A		***	8	Mechanical spacer
WASHER, FLAT #5/16 SS	SSN	A		***	4	Mechanical spacer
WASHER, LOCK 5/16 SS	SSN	A		***	4	Mechanical spacer w/screw retention
U-BOLT FOR 1-1/4 PIPE, SS	SSN	A		***	2	Attach J-pole to Street light Bracket
MOUNTING BRACKET, J-POLE ANTENNA	SSN	A	***	***	1	Attach antennae
MOUNT PLATE, AP	SSN	A	***	***	1	Attach AP/Relay
MOUNTING PLATE, AP / BAT ONE UNIT	SSN	A	***	***	1	Attach AP/Relay

Table B-2: Access Point and Relay Detail

Note: SSN Item Number *** refers to ***.

***.

Note that some of these materials are being developed specifically for FPL and as such, the Item Numbers may change to reflect the ultimate design.

Item Description	Source	Kit	FPL M&S Number	SSN Item Number	Qty per Kit / Install	Common Term / Use
Battery Kit				***
Battery lead acid / Box / Cable with Ground	SSN	B	***		1 /AP	Battery
Battery Cable	SSN			***		Shielded and grounded battery able
Ground Lug				***	1 /AP	Ground battery to AP

Table B-3: Battery Kit Detail

FPL will provide the remaining material not noted above and any non-standard mounting material required. This material includes the following.

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Item Description	Source	Kit	FPL M&S Number	SSN Item Number	Qty per Kit / Install	Common Term / Use
Street Light Brackets	FPL		***		1	Attach Antennae J-pole to pole
Pole 2” U-Guard	FPL		***		16’	Cover power and coax cables
Tapcons Screws for U-Guard	FPL		***		36	Attach U-guard
1.25” Stainless Steel Strapping	FPL		***		15’	Attach mount plate to pole
Bolt Assembly For Banding	FPL		***		2	Secure banding
Tap Clamp Parallel Groove Clamps	FPL		***		1	Wire attachments
C-Crimp	FPL		***		1	Connector
# 6 Copper Grounding Wire	FPL		***		6’-10’	Supplied by utility, connects to grounding lug on AP/Relay
5/8 Machine Bolts	FPL		***		2	Used for attachment
Tie Wraps 12”	FPL		***		6	Used todress cables (strain relief)
Street Light Cable	FPL					Wire attachments

Table B-4: FPL Provided Material

FPL expects to encounter some non-standard installations which require other types of material. The material expected for non-standard installations is as follows. Specific associated quantities will be ordered along with AP and Relay devices as determined during the design phase.

Item Description	Source	Kit	FPL M&S Number	SSN Item Number	Qty per. Kit / Install	Common Term / Use
CABLE ASSEMBLY LMR 400, 18FT	SSN		***	***	1	Coaxial cable from AP/relay to antennae
Cable Assembly LMR 400, other FT	SSN		***	***	Inst. Dep.	Coaxial cable from AP/relay to antennae

FPL also requires the *** as outlined in Attachment B-5. This software will be purchased as outlined in Attachment F and will installed at FPL’s MTC by FPL personnel.

Table B-5: Non-standard Cable Assemblies

High Level Tasks

•	Oversee the manufacturing of AP, Relays, and FSU units ordered

•	Acquire material ordered from SSN which is required for installation of devices

•	Acquire ***

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Task Responsibility

RESPONSIBLE PARTY
Activity	***	***	Comments
***		L
***		L
***	L

Legend:

L	***
P	***
A	***
I	***

4.3 Section C Manufacturing and Quality Assurance Testing Procedures and Reporting

Section Scope

Section outlines requirement for quality assurance testing of AP, relay, batteries and specific associated equipment. Reporting requirements for FPL from SSN are also identified.

Requirements

FPL requires that SSN provide for *** testing of AP, Relays, Field Service Units and batteries. This is first to insure the functional operation of the devices prior to shipment. Secondly, FPL requires reporting of any failures identified through the test processes as well as failure analysis on the failures on a quarterly basis to identify trends for failures and causes.

APs are to be tested after assembly to meet the following minimum criteria:

***

***

***

***

***

Relays are to be tested after assembly to meet the following minimum criteria:

***

***

***

***

FSU are to be tested after assembly to meet the following minimum criteria:

***

***

***

***

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Acceptance criteria for the APs, Relays, and FSUs follow1:

***

***

***

***

***

Batteries are to be tested after assembly to meet the following minimum criteria:

***

***

***

***

Acceptance criteria for the battery follow:

***

High Level Tasks

***

***

***

***

***

***

The following table illustrates the tasks and associated roles and responsibilities of FPL and SSN to complete the work necessary for Section B.

RESPONSIBLE PARTY
Activity	***	***	Comments
Deployment Planning
Test Access Point Devices		L
Test Relay Devices		L
Test Batteries		L
Compile test results		L
Perform failure analysis on any device not meeting spec		L
Provide quarterly reporting	I	L

Legend:

L	***
P	***
A	***
I	***

[1]

Note: these criteria are based on the current production versions of the devices. SSN expects these criteria to adequately test the next generation devices, but reserves the right to modify these criteria should it be warranted.

[2]

Note: these criteria are based on the current production versions of the battery. SSN expects these criteria to adequately test the next generation battery, but reserves the right to modify these criteria should it be warranted.

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4.4 Section D — Order Tracking and Delivery

Section Scope

This Section includes activities expected from the point of acknowledging an order to the delivery of devices to FPL.

Requirements

FPL requires SSN to track the progress towards meeting orders and report to FPL on a monthly basis on progress and any modifications to the original order and plan. Tracking should occur on manufactured and acquired devices and materials.

FPL requires SSN to optimize shipment methods as much as possible to achieve the best cost. Delivery and associated time frames for delivery are expected to be within the lead time as stated in section A. FPL requires shipment of devices and associated materials no less than weekly and no greater than monthly.

AP, relay, batteries and associated ordered mounting equipment are to be shipped together and palletized when possible. FSU may be shipped separately.

FPL is to be notified upon each shipment. Notification should be sent to a group of emails to be provided by FPL. Notification should include a bill of goods, destination and projected delivery date. Each shipment must be tracked to destination.

High Level Tasks

•	Monitor and report on progress towards order satisfaction

•	Report to FPL *** on progress towards order satisfaction

•	Identify the *** economical shipment method

•	Notify FPL *** shipments sent

•	Track ***

The following table illustrates the high level tasks and the associated roles and responsibilities of FPL and SSN to complete the work necessary for Section D.

RESPONSIBLE PARTY
Activity	***	***	Comments
Monitor the progress towards order satisfaction		L
Create reporting format	P	L
Report to FPL monthly on progress towards order satisfaction	I	L
Identify the most economical shipment method		L
Notify when shipments sent Track shipments	I	L
Receive and inventory items	L	I

Legend:

L	***
P	***
A	***
I	***

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4.5 Section E — Data Requirements and Device Provisioning into UIQ

Section Scope

This Section includes data requirements for devices provided by SSN. This will include data types and formats to be provided.

Requirements

FPL requires the data from APs, relays and batteries to allow the loading of the information to UIQ as devices are received by FPL. The data provided must be correct and complete. Loading of the device files to UIQ is required to occur when the shipment is received at FPL. Files are to be loaded prior to the deployment of any devices. The loading of the device files is to be completed by SSN after the shipment has been received and confirmed by FPL.

Battery information is applied to AP or Relays at the time of install in the field. Although this information is not loaded at shipment time, the information regarding batteries is to be provided to the SSN Network Operations team at shipment time.

Location information as to where the device is installed, including battery information, will be loaded separately and is out of scope of this SOW. This task will be completed by the SSN Network Operations team with data provided from the installer combined with the battery information. This is a required step in the acceptance process described in section F.

For future processing, FPL requires AP and relay information required to load UIQ in the appropriate file format and type such that the file can be imported to the application (UIQ) as is through the Device Admire function. The files should contain the specific devices that are in the shipment. See Table E-1 for a list of elements required. Note that the capability to automate this data input is still in development and will be made available to FPL once it is released for General Availability (“GA”).

Data Element	Example	Rqd,
***	***	***
***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***
***	***	***
***	***	***
***
***
***	***	***
***	***	***
***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

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***	***	***
***
***	***	***
***	***	***
***
***
***	***	***
***	***	***
***
***
***	***	***
***	***	***
***	***	***
***
***
***
***	***	***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***
***
***
***
***
***
***
***

Table E-1.: Device Data Elements

***

***

	***	***	***	***
***	***	***	***	***
***	***	***	***	***
	***	***	***
	***	***	***
	***	***	***
	***	***
	***	***

UIQ Name	MAC Address	New – Utility Device ID
***	***	***
***	***	***
***	***	***
***	***	***

Table E-2.: UIQ Naming Convention

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A separate file with the battery information will be required. Format is to be determined. This file will also be required to be sent along with the shipment.

High Level Tasks

•	Determine all data elements required from each device (AP, Relay, Battery)

•	Define Device_Utility_ID format to be used

•	Determine data and file formats

•	Determine naming convention for AP and relays (Device_Util_ID)

•	Provide files with shipments

•	Load files to UIQ

•	Corrections file content or format

•	Update battery information after Device installation

The following table illustrates the high level tasks and the associated roles and responsibilities of FPL and SSN to complete the work necessary for Section E.

RESPONSIBLE PARTY
Activity	***	***	Comments
Determine all data elements required from each device (AP, Relay, Battery)	L	P
Define Device_Utility_ID requirements	L	P
Determine data and file formats	P	L
Provide files with shipments with required data	I	L
Load files with shipments with required data	I	L
Correct file content or formats	I	L
Update location information		L	RF Admin Group (out of scope)
Update battery information after Device installation		L	RF Admin Group (out of scope)

Legend:

L	***
P	***
A	***
I	***

4.6 Section F — Post Deployment Acceptance and Defective and Failure Rate Tracking

This section outlines the expectations to accept a fully functional unit and to implement an effective post deployment tracking and reporting mechanism for any failures of equipment that occur during and after the deployment. Processes will include warranty work and non-warranty work. These processes will be in place as long as the system is utilized at FPL, consistent with existing Agreement.

Acceptance

Acceptance is achieved when an installed device is activated on the network (has appropriate meters registering), confirms connectivity to the back office through the backhaul (APs only), and has an operational state of active within UIQ. At this point acceptance has been achieved and administration of the devices will transition to the RF administration operational function.

Defective Devices and Failure Tracking

SSN will track failure rates for APs and relays. A failure is defined as a device that after installation

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cannot be remotely remedied and requires a field visit either to access the device from an FSU or other device or to exchange the device. Activation and proper functioning will be noted via UIQ and NEM. Throughout the deployment period, FPL will require *** reporting of:

•	Number of devices delivered

•	Number of devices loaded to UIQ

•	Number of devices installed in the field

•	Number of devices activated in UIQ

•	Number of devices requiring a field visit

•	Number of devices required to be changed after initial deployment (prior to being activated)

All failures are to be tracked and investigated for cause. Devices removed from the field are to be investigated by SSN to determine the cause of the failure within *** of receipt of the failed device at SSN facilities. Final analysis on failures is to be provided FPL ***.

Failures attributed to installation or other factors beyond the scope of device delivery will be noted and not count against acceptance for this SOW.

High level tasks include:

•	Definition of the process for FPL to report defective devices

•	Definition of the process for FPL to return devices to SSN for evaluation

•	Definition of the response and reporting required from SSN

•	Definition of the warranty vs. non-warranty replacements

•	Definition of periodic meetings to review defective finds

Assumptions on work to be completed:

•	FPL will perform an initial inspection to identify failures from environmental causes

•

Information will be captured to differentiate the failure rate at the time of install versus failures that occur after installation. A device failure within 90 days of install will be considered a deployment failure.

•	For devices returned to SSN, SSN will be responsible for performing the analysis and classifying the cause of the defect within 45 days from receipt of the failed device at SSN’s facilities.

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RESPONSIBLE PARTY
Activity	***	***	Comments
Reporting on acceptance status	P	L
Definition of the process for FPL to report defective devices	L	P
Definition of the process for FPL to return devices to SSN for evaluation	L	P
Definition of the response and reporting required from SSN	P	L
Definition of the warranty vs. non-warranty replacements	I	L
Definition of periodic meetings to review defective finds	P	L
Tracking of defective devices and weekly reporting for defective trending and actions	I	L	Ongoing activities

Legend:

L	***
P	***
A	***
I	***

5 Fees

SSN will supply the devices and services described in this SOW for the fees identified in Attachment F, Pricing (Revl) to the Agreement. Note that this Attachment may be revised once the final Bill of Materials (“BOM”) is set for the FPL products.

6 Approvals

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Agreement effective as of the Effective Date first above written.

Florida Power & Light Company		SILVERSPRING NETWORKS, INC.

By:	/s/ ***	By:	/s/ Steve Ingram

Name:	*** ***	Name:	Steve Ingram
*** ***
Title:	***	Title:	Vice President

Date:	8/13/2009	Date:	8/8/2009

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Appendix B

CHANGE REQUEST FORM

Project Name:	Change ID:
Change Name:	Priority: High ☐ Medium ☐ Low ☐

Requested by:	Assigned to:	Date:

Description of Proposed Change:
Reason for Change (Benefits):
Implications of Not Making This change:
Related Change Requests:	Attachments/References:
Approved for Assessment: Yes ☐ No ☐ Approved by: Date Approved:	Approved for Implementation Yes ☐ No ☐ SSN Approval by: Dated Approved: FPL Approved by: Date Approved
Estimated Budget: Hours:	Implementation Start Date: Due Date: Completion Date:
Comments:

Silver Spring Networks / FPL SOW – Confidential 08/08/2009 – Final	Page | 17

Statement of Work

Attachment B-5

Software

Silver Spring Networks

July 31, 2009

Confidential

Silver Spring Networks / FPL SOW Attachment B-5– Confidential 08/20/2009 – Final	Page | 1

Confidentiality/Security Warning

The information contained within this document is proprietary to Florida Power & Light Company and Silver Spring Networks, and is confidential. It may not be disclosed to any party outside its intended audience without the written permission of FPL and SSN. This document may not be reproduced, either by photocopy or electronically without the written permission of FPL and SSN. Every recipient of this document acknowledges, by retention and use, the confidential nature of the material contained herein, and agrees to prevent the distribution of this document, by intent or otherwise, beyond its intended audience.

Document Controls

Change Record

Date	Author	Version	Change Reference
07/20/2009	***	1.0	Document Creation

Silver Spring Networks / FPL SOW Attachment B-5– Confidential 08/20/2009 – Final	Page | 2

1	Overview	4

	1.1 Introduction	4

2	Description	5

	2.1 UtilOS® Network Operating System	5

	2.2 UtilityIQ® (UIQ) Suite	5

3	Fees	8

4	Approvals	8

Silver Spring Networks / FPL SOW Attachment B-5– Confidential 08/20/2009 – Final	Page | 3

1	Overview

1.1 Introduction

This Attachment B-5, Software (“Attachment”) defines the software applications to be delivered by Silver Spring Networks (“SSN”) to Florida Power & Light Company (“FPL”) for the AMI Infrastructure Supply Chain Project (the “Project”). This Attachment shall be governed by the terms and conditions of the Master Services and Software License Agreement effective 8/1/2007 by and between FPL and SSN (“Agreement”). Capitalized terms used but not defined in this Attachment shall have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between the terms and conditions of this Attachment and those contained in the Agreement, the terms of this Attachment shall prevail, unless the parties explicitly agree otherwise in writing.

For clarity, the parties note that the Agreement is comprised of the following:

Master Services and Software License Agreement

Attachment A, Form of Statement of Work and Acceptance Criteria

Attachment A-1, AMI Network Design

Attachment A-2, AMI Network Installation

Attachment B, Equipment Terms

Attachment B -1, Metering Equipment Specifications

Attachment B -2, Infrastructure Equipment Specifications

Attachment B -3, Metering Installation Consumables

Attachment B-4, AMI Infrastructure Devices

Attachment B-5, Software (this document)

Attachment C, Hosting Services Terms

Attachment C-1, UIQ Expansion

Attachment C-2, In-house UIQ Design and Installation

Attachment C-3, UIQ Managed Services

Attachment D, Security and Connectivity Terms

Attachment El, Services Level and Response

Attachment E2, Maintenance

Attachment E3, Maintenance for *** *** Units

Attachment F, Pricing

Attachment G, Source Code Escrow

Silver Spring Networks / FPL SOW Attachment B-5– Confidential 08/20/2009 – Final	Page | 4

2	Description

The SSN software provided FPL consists of two major components — the UtilOS® Network Operating System and the UtilityIQ® suite of applications — and a set of ancillary software tools.

2.1 UtilOS® Network Operating System

UtilOS® is an open standards-based networking operating system for utility information & control networks. Based on open standards-based networking technologies and Internet protocols, UtilOS® provides an interoperable, extensible, scalable and secure operating system platform for advanced utility networking.

UtilOS® provides a suite of utility networking services, including addressing, routing/switching, quality of service, health, network time, security and encryption, all of which can be implemented via an XML-based provisioning configuration, monitoring, control & management interface.

2.2 UtilityIQ® (“UIQ”) Suite

UtilityIQ® supports device management, network health monitoring, version control, remote firmware upgrades and device interoperability. Built-in are installation, configuration, provisioning, management, and monitoring and control functions, allowing seamless integration of both existing and new applications. The UIQ suite of applications includes the following.

2.2.1 UtilityIQ® Advanced Metering Management (“AMM”)

UtilityIQ® AMM is an open, standards-based utility advanced metering application. UtilityIQ® AMM provides meter and network infrastructure device lifecycle management, providing an open, secure, extensible, and scalable utility information & control platform for the collection of advanced metering information. UtilityIQ® AMM’s web-based interface allows utility operators to configure groups, schedules and exports across a variety of electric and gas devices enabling the collection, management and analysis of consumption, time of use, interval data, power quality measures and status logs.

2.2.2 UtilityIQ® Network Element Manager (“NEM”)

UtilityIQ® NEM is a stand-alone software application that brings transparency to the Smart Energy Network, enabling a proactive, real time view into the health and status of the network and its devices. With UIQ NEM the user is empowered with the following network management capabilities:

•	Poll infrastructure devices for status, performance, and capacity metrics.

•	Ad-hoc charting for any polled metric or device.

•	Periodic reporting of key capacity and performance metrics.

•	Alert on asynchronous network events and/or performance/capacity policy violations.

•	Monitor network events via filterable event list.

•	Monitor high level network and service status via Dashboard.

Silver Spring Networks / FPL SOW Attachment B-5– Confidential 08/20/2009 – Final	Page | 5

•	Troubleshoot any device via interactive diagnostics console.

•	Forward events to third-party Manager of Managers.

2.2.3 Firmware Upgrader (“FWU”)

UtilityIQ® Firmware Upgrader is an add-on application to the AMM application that manages the delivery, float, and activation of SSN NIC Firmware. UIQ FWU provides a project based approach that is integrated with AMM to take advantage of existing features such as device groups and search while independently managing the upgrade process. The application provides image management, project management and alerts related to the firmware upgrade process.

2.2.4 Meter Program Configurator (“MPC”)

UtilityIQ® Meter Program Configurator is an add-on application to the AMM application that manages the configuration of register and interval recording on either the NIC or meter, depending on the device. UIQ MPC provides a project based approach that is integrated with AMM to take advantage of existing features such as device groups and search while independently managing the configuration process.

2.3 Ancillary Software Tools

2.3.1 NodeSim

NodeSim is an application for simulating endpoints on the network for use in the development and test environments. The application receives typical meter requests from UIQ AMM such as interval read and replies with data responses in the same structure as provided by a non-simulated NIC. NodeSim supports the simulation of both GMI and C12.19 meter data, as well as the testing of the firmware upgrade process. NodeSim is capable of simulating in excess of 5,000,000 devices to support testing of very large scale deployments.

2.3.2 Communication Access Test Tool (CATT)

The Communication Access Test Tool (“CATT”) is a highly mobile radio frequency (“RF”) software tool for testing and analyzing the SSN Neighborhood Area Network (“NAN”). CATT typically runs on a laptop PC or handheld device connected to an SSN Field Service Unit (“FSU”) over a USB port. The FSU is described in Attachment B to the MSA, Equipment Terms.

The FSU communicates wirelessly with any UtilOS®-enabled Network Interface Card (“NIC”). These NICs are installed in Access Points, Relays, smart electricity meters, water and gas Interface Management Units (“IMU”s), DA Radios, and any other UtilOS® enabled device. Because CATT resides on a laptop or handheld and the FSU is only 4.6 inches long and weighs 1.5 ounces, one can use CATT and the FSU anywhere in the deployment area — from a vehicle or on foot — to communicate with any SSN device.

CATT performs the following basic tasks:

•	Transmits messages through the FSU to NICs

•	Receives messages from NICs through the FSU

Silver Spring Networks / FPL SOW Attachment B-5– Confidential 08/20/2009 – Final	Page | 6

•	Provides tools for logging and analyzing received messages

CATT and the FSU can perform the full range of RF tests and any advanced metering or network management task, including on-demand meter reads, meter program detection, firmware upgrades, time synchronizations, and more.

2.3.3 ***

***

***

***

***

***

***

Silver Spring Networks / FPL SOW Attachment B-5– Confidential 08/20/2009 – Final	Page | 7

3 Fees

Pricing for the software and ancillary tools described in this Attachment is detailed in Attachment F — Pricing (Rev1) to the Agreement.

4 Approvals

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Agreement effective as of the Effective Date first above written.

Florida Power & Light Company		SILVERSPRING NETWORKS, INC.

By:	/s/ ***	By:	/s/ Steve Ingram

Name:	***	Name:	Steve Ingram

Title:	***	Title:	Vice President

Silver Spring Networks / FPL SOW Attachment B-5– Confidential 08/20/2009 – Final	Page | 8

MASTER SERVICES AND SOFTWARE

LICENSE AGREEMENT

Attachment C - Hosting Services

Terms

Date: 09/15/2008

Master Services and Software License Agreement Attachment C, Hosting Services Terms

Confidentiality/Security Warning

The information contained within this document is proprietary to FPL and is confidential. It may not be disclosed to any party outside its intended audience without the written permission of FPL. This document may not be reproduced, either by photocopy or electronically without the written permission of FPL. Every recipient of this document acknowledges, by retention and use, the confidential nature of the material contained herein, and agrees to prevent the distribution of this document, by intent or otherwise, beyond its intended audience.

Document Information and Revision History

Version	Date	Author(s)	Revision Notes

1.0	02/02/2007	***	Original

1.1	02/27/2007	***	FPL Updates

1.2	03/05/2007	***	FPL & SILVERSPRING Mutual Review

1.3	05/27/2008	***	Added network services to agreement

1.4	05/14/2008	***	Minor suggestions

1.5	05/15/2008	***	Service level and notification updates

1.6	05/20/2008	***	Clarifications regarding SLA’s and scope

1.7	05/21/2008	***	Clarifications of comments and questions incorporated, numerous changes accepted

1.8	06/13/2008	***	Added SLA and ***

2.0	6/17/2008	***	Added clarification on Operational targets and outlined additional criteria for payments attached to meeting SLA criteria

2.1	08/18/2008	***	Numerous changes to promote consistency, between Attachment and Master Agreement.

Final	9/15/2008	***	Accepted SSN changes and clarified refund language

2

Master Services and Software License Agreement Attachment C, Hosting Services Terms

1	Overview

This attachment establishes the scope and appropriate detail outlining SILVERSPRING’S providing a hosted computer system, network components, and related applications to capture, load, and store electric meter data, and maintain and operate FPL’s electric meters of its AMI Project.

3

Master Services and Software License Agreement Attachment C, Hosting Services Terms

2	Definitions

Capitalized terms used and not otherwise defined herein shall have the meanings set forth below:

•	“Content” means any of FPL’s customer information that will form a part of the FPL’s database.

•	“Customer Documentation” means any documentation which SILVERSPRING provides to FPL for the purpose of supporting UtilityIQ Software.

•	“Servers” means the physical machine or machines on which UtilityIQ Software will be installed.

•	“UtilityIQ” or “UIQ” has the same meaning as set forth in Attachment A – Scope of Work.

•

“UtilityIQ Software” or “Software” means the object code versions of all the Software described in this Exhibit and provided to FPL and related UtilityIQ Software Documentation as such Software and Documentation may be updated from time to time hereunder, including UtilityIQ Software Upgrades.

•

“UtilityIQ Software Documentation” or “Software Documentation” means any documentation, specifications or technical information or materials which SILVERSPRING either supplies generally in conjunction with the UtilityIQ Software or supplies specifically in accordance with this Exhibit.

•

“UtilityIQ Software Upgrades” or “Upgrades” means upgrades, updates and/or enhancements of the UtilityIQ as created or developed by or for SILVERSPRING which is marketed under the same product number and nomenclature or which is marketed as a replacement for the UtilityIQ Software.

•

“UtilityIQ Firmware” or “Firmware” means the object code versions of the firmware described in this Exhibit and provided to FPL and related UtilityIQ Firmware Documentation as such Firmware and Documentation may be updated from time to time hereunder, including UtilityIQ Firmware Upgrades.

•

“UtilityIQ Firmware Documentation” or “Firmware Documentation” means any documentation, specifications or technical information or materials which SILVERSPRING either supplies generally in conjunction with the UtilityIQ Firmware or supplies specifically in accordance with this Exhibit.

•

“UtilityIQ Firmware Upgrades” or “Upgrades” means upgrades, updates and/or enhancements of the UtilityIQ Firmware resident on the UIQ Network Interface Card as created or developed by or for SILVERSPRING which is marketed under the same product number and nomenclature which is marketed as a replacement for the UtilityIQ Firmware.

•	“Hosting Services” shall mean the act of running SILVERSPRING’s Software on SILVERSPRING’s servers on behalf of FPL, including services detailed in Section 3 – Scope of Services.

•

“Technical Network Support Services” shall mean the act of remotely monitoring, analyzing, troubleshooting, and reporting on the operations of the UIQ Network implemented in the FPL territory using tools provided as part of the UtilityIQ Software solution, including services detailed in Section 3 – Scope of Services. “Technical Network Support Services” shall also include actions to remedy conditions as can be conducted remotely to maintain system operations. “Technical Network Support Services” do not include field investigation of devices installed in the FPL territory which is to be provided by FPL as required.

•	“Statement of Work” or “SOW” means the written document agreed to between SILVERSPRING and the FPL regarding the general scope of work, deliverables, scheduling estimates and pricing.

4

Master Services and Software License Agreement Attachment C, Hosting Services Terms

•

“Critical Components” any component or sub-components of the SILVERSPRING UIQ system that has a critical role in either the operation of the AMI Project’s network, meter reading, event notification, outage, or connect / disconnect. Samples of critical components are to include but not limited to;

.1.	***

***

***

***

***

***

.2.	***

***

***

***

***

.3.	***

.4.	***

.5.	***

.6.	***

.7.	***

.8.	***

•

“Service Levels” shall mean the measurement of the performance of the UIQ system or service. The service level is expressed as a percentage of a goal; for example, the percentage of time a network or system is operative or the percentage of successful transactions processed.

•	“Operational Targets” System and component performance goals a ***. *** window to be calculated at the beginning of every week as a moving average for trending purposes.

•	Computations to be used for calculating and tracking Operational Targets will be jointly developed by SILVERSPRING and FPL personnel with in the *** of this agreement.

•	Sample computations of Operational Targets are listed in the chart below.

•	“Service Level Agreement” or “SLA” means the UIQ SLA set forth in Attachment E1, Section 1.4.

Component	Target (30 day avg.)	Sample Computation

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

5

Master Services and Software License Agreement Attachment C, Hosting Services Terms

•	“System Change” any change that constitutes a modification of infrastructure, software, process or policy

•

“Configuration Management” modification to any of the infrastructure components with in the SILVERSPRING UIQ system, to include but not limited to: servers, firewalls, Access Points, Relays, NICs, etc.

•

“Software Version Control” A change or modification to any applications, operating systems, firmware, databases, source code or features / functions of any application components within the SILVERSPRING UIQ system that would constitute a version change

•	“Process/Policy modifications” changes made to any operational or security policies and or processes associated with use and integration of the UIQ system

6

Master Services and Software License Agreement Attachment C, Hosting Services Terms

3	Scope of Services

•	DELIVERY OF SOFTWARE AND SERVICES.

•

Delivery of the UtilityIQ Software. SILVERSPRING shall deliver access to FPL the UtilityIQ application software (includes all application GUIs, functions, features) by means of remote web based access to the Server or Servers operated by SILVERSPRING and providing full access to FPL.

•

Delivery of UtilityIQ Software Upgrades. From time to time, SILVERSPRING may in its sole discretion design or develop UtilityIQ Software Upgrades. With advance notice and approval by FPL, SILVERSPRING shall deliver to FPL such UtilityIQ Software Upgrades by means of installing them on the Server(s) operated by SILVERSPRING, in accordance with FPL’s change management process. SILVERSPRING will provide UtilityIQ Software Upgrades to FPL during the term of this Exhibit ***. SILVERSPRING reserves the right to modify the database design and structure with any subsequent software release. In the event of such modification, SILVERSPRING shall ensure that new versions provide FPL with full access to all database content created under previous releases. SILVERSPRING will carry out any content migration and/or upgrade activities *** while operating under this contract for Hosting Services. SILVERSPRING will provide to FPL with each Software Upgrade, updates to the Customer Documentation and the Software Documentation incorporating the changes effected by such upgrade.

•

Delivery of UtilityIQ Firmware Upgrades. From time to time, SILVERSPRING may in its sole discretion, design or develop UtilityIQ Firmware Upgrades. With advance notice and approval by FPL, SILVERSPRING shall deliver to FPL such UtilityIQ Firmware Upgrades by means of firmware upgrade process. Delivery will include applying the latest version to all endpoints deployed under the network and to deploy the firmware version to all endpoints acquired under the network within *** of being deployed on the network from the firmware update date forward during the term of this agreement. All firmware releases will be coordinated and approved in advance by FPL and will be in accordance with FPL’s change management process. SILVERSPRING will provide UtilityIQ Firmware Upgrades to FPL during the term of this Attachment ***. SILVERSPR1NG reserves the right to modify the firmware schema and structure with any subsequent firmware release. In the event of such modification, SILVERSPRING shall ensure that new versions provided will continue to provide functionality created under previous releases, unless otherwise agreed to by both parties. SILVERSPRING will carry out upgrade activities *** while operating under this contract for Hosting Services. SILVERSPRING will provide to FPL with each Firmware Upgrade, updates to the Customer Documentation and the Firmware Documentation incorporating the changes effected by such upgrade.

•	Hosting Services. SILVERSPRING shall provide the Hosting Services specified as follows during the term of this Exhibit:

SILVERSPRING will provide the following:

•	Licenses as set forth in the SOW for current versions of the UtilityIQ Software with upgrades addressed as set forth in this attachment.

7

Master Services and Software License Agreement Attachment C, Hosting Services Terms

***

***

***

***

***

***

***

***

•	SILVERSPRING is responsible for obtaining the necessary data from the field devices to meet reporting requirements.

•

SILVERSPRING is responsible for system testing of the hosted solution and is to be responsible for environments required to test new software versions prior to upgrading FPL software environments. Test results will be reviewed by FPL.

•	Technical Network Support and Services. SILVERSPRING shall provide the technical support services specified as follows during the term of this Exhibit:

    SILVERSPRING Networks, Inc. will provide the following:

•	Licenses as set forth in the SOW for current versions of the UtilityIQ Firmware with upgrades addressed as set forth in the Application Hosting Attachment.

•

The network will be monitored ***. SILVERSPRING personnel will be available for telephone or email contact from ***. All other hours will be supported through automated monitors maintained by SILVERSPRING with personnel contacted by pager service. SILVERSPRING will respond to all service requests within *** after notification; resolution of the issue may take longer. FPL will be notified via email within *** of a non-resolved event and kept informed on a regular basis as to the status of the issue and its resolution. SILVERSPRING will contact FPL via phone for issues that are affecting network performance within *** of the event. FPL will be

8

Master Services and Software License Agreement Attachment C, Hosting Services Terms

•	informed of any events which are resolved within *** via weekly reporting.

•

SILVERSPRlNG will notify FPL of any events that impact the delivery of service or the stability of any of the Critical Components. Notification must come with in *** of the issue being identified, via email or voice communication and must be accompanied by a description of the issue, impact, resolution plan and an estimate time to resolution. In the event that the issue is resolved with in the *** notification time window, SILVERSPRING must communicate the details regarding the issue and its resolution to FPL.

•

SILVERSPRING will notify FPL *** in advance of any planned or unplanned modifications that constitute a “System Change”. The notification is to be provided via email, accompanied by a description of the change, outline of components and services impacted, date scheduled or carried out, release notes, outage or operational issues stemming from the change.

•	SILVERSPRING will notify FPI via *** reporting of any instances where actual system performance did not achieve desired “Operational Targets” expressed by “Service Levels”.

•

SILVERSPRING will provide FPL with *** reports regarding network reliability and availability. Specific formats and calculations are to be agreed upon by both parties. Reports are to list the following criteria for a *** period and a *** moving average for the specific AP device and then summarized for the entire population for the following measurements:

•	***

•	***

•	***

•	***

•	***

•	***

•

SILVERSPRING will also provide *** reports outlining any performance, operational or capacity issues by component that were identified through monitoring and the actions required to resolve the issue. Including:

•	***

•	***

•	***

•	***

9

Master Services and Software License Agreement Attachment C, Hosting Services Terms

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•

SILVERSPRING will provide services to support the investigation and resolution of devices that fail the UIQ initialization process of moving meters from the new state to the appropriate active state. Resolution will include any activity that can be conducted remotely to resolve issue. In the event the meter must be removed from the field SILVERSPRING will contact FPL to change the meter, AP or relay device. Investigation of removed devices will follow the FPL-owned unsatisfactory product report processes currently in place.

•	New version installs of the Firmware, and applicable routine management tasks per documented SLA.

•	SILVERSPRING will not outsource Network Support and Services to any third party (other than Level42 or other hosting facility).

•	Security. SILVERSPRING will provide security for Hosting Services and Network Support and Services consistent with Attachment D – Security and Connectivity Terms.

•

Transfer of Hosting Services and Network Support and Services. Upon termination or expiration of this Agreement, FPL may desire to transfer the UIQ system and Network Support and Services to FPL servers under FPL’s sole control. SILVERSPRING and FPL agree work diligently with each other to formulate terms, conditions, licensing and services fees for the transfer of Software, data, knowledge, training and all ancillary products and services required to facilitate such a transfer.

10

Master Services and Software License Agreement Attachment C, Hosting Services Terms

4	Licensed Materials

4.1	Licensed Materials

•	License. SILVERSPRING grants to FPL, solely for FPL’s own internal business purposes, a non-exclusive, perpetual, non-transferable license to:

•	Use the UtilityIQ Software, hosted by SILVERSPRING, for all legal uses contemplated by this Exhibit.

•	Permit FPL and its clients and end users to access the UtilityIQ hosted on SILVERSPRING Servers via the internet and use the UtilityIQ Software, for all legal uses contemplated by this Exhibit.

•	Restrictions on License. The license granted above shall be limited as follows:

•	Except as permitted hereunder, FPL shall not copy or reproduce the UtilityIQ Software nor distribute all or any portion of the Software to any person or entity;

•	FPL shall not reverse engineer, decompile, or otherwise attempt to determine the source code or algorithms of the UtilityIQ Software; and

•	FPL shall not modify the UtilityIQ Software source code.

•

Ownership of Content. The SILVERSPRING database containing all Content including users, messages and other data is considered owned by FPL and will be considered Confidential Information as defined in the Agreement. An extraction of the database or a SILVERSPRING export text file containing all the database information will be made available to FPL upon request.

5	Warranty and Availability

5.1	Limited Warranty

•

SILVERSPRING warrants that the Software, Critical Components and Work within SILVERSPRING’s control will substantially achieve the functionality described in the Documentation provided with the UtilityIQ Software, within the SLA and within this Agreement. SILVERSPRING’s sole liability for any breach of this warranty shall be to refund of up to *** in which the breach occurred (***); provided that if a ***. Only if FPL informs SILVERSPRING of FPL’s problem with the Software during the term of the Hosting Service will SILVERSPRING be obligated to honor this warranty.

5.2	Availability of Data

***

11

Master Services and Software License Agreement Attachment C, Hosting Services Terms

***

6	Equipment

SILVERSPRING is solely responsible for maintenance and service on all equipment and Servers necessary to host the UIQ Software. SILVERSPRING will give *** of any intent to relocate the Server or Servers on which the UIQ Software is installed.

7	Direct Costs

This Section intentionally left blank.

7.1	Payment Schedule

For services outlined in Section 3 – Scope of Service, FPL will pay SILVERSPRING a fee as outlined in the Attachment

F – Pricing by meter count.

Meter count will calculated based on number of meters listed in the ‘operational’ state on UIQ on the final day of the month preceding the billing month. SILVERSPRING will bill ***.

Inclusive ‘operational’ states are:

•	Discovered

•	Active

•	Inactive

•	Disconnected

•	Unreachable

Billing will begin on June 1, 2008 and continue at least through October, 2009. Silver Spring will extend support for Hosting Services on a month-to-month basis on the same terms and conditions stated in this document through 2010 unless notified by FPL at least 60 days prior to the first day of the final month of services.

12

Master Services and Software License Agreement Attachment C, Hosting Services Terms

7.1.1	Service Levels and ***

•

*** to SILVERSPRING under the terms of this Agreement based on the availability of the hosted UIC system (“Availability”). Availability will be determined based on the accessibility of the hosted UIQ instance by the ability to log in. (Specific metric will be measured by simulating a login to the UIQ application with valid username/password; looking for a timestamp on the homepage and validating it against the current time.)

•

Availability is based on total time (24/7/365) less Preventive Maintenance (as defined below). Availability measure is not affected by FPL Virtual Private Network (“VPN”) connection, AMI/Smart Grid Network or other aspects of the system, only the availability of the hosted environment as defined above.

•	*** using the following table:

***	***
***	***
***	***	***		***

	***	***

	***	***	***	***

	***	***	***	***

	***	***	***	***

	***	***	***	***

	***	***	***	***

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	***	***	***	***

	***	***	***	***

	***	***	***	***

	***	***	***	***

	***	***	***	***

13

Master Services and Software License Agreement Attachment C, Hosting Services Terms

•	***.

•	*** means ***.

•

Preventive Maintenance. “Preventive Maintenance” means those activities performed by SILVERSPRING which are necessary or desirable for the continuous provision of Hosting Services at their stated ***, including, but not limited to those activities which require the temporary cessation of one or more elements of Network Support and Services.

•	Preventive Maintenance be planned and performed from time to time by SILVERSPRING.

•	SILVERSPRING shall schedule Preventive Maintenance or other scheduled down time as mutually agreed to by FPL and SILVERSPRING.

•	Emergency Maintenance.

•

Emergency Maintenance is work required on the application which may impact availability of the application in order to avoid additional damage or to correct failures to critical elements required operations.

•

Prior to performing Emergency Maintenance during Production Hours, SILVERSPRING shall consult with designated representatives of FPL. If the aforementioned representatives are not available, SILVERSPRING may proceed with the Emergency Maintenance activities.

•

SILVERSPRING shall not be responsible for *** during the period of time between the originally requested time for Emergency Maintenance and the scheduled time granted by FPL, up to and including a maximum of *** like, similar, or same emergency events ***. SILVERSPRING *** upon the occurrence of a *** like, similar, or same emergency event during the ***.

•

Exclusions: SILVERSPRING shall not be liable for failure to meet applicable Service Levels, SLA, or Operational Targets to the extent any such failure is attributable to one or more of the following causes (collectively, “Exclusions”): i) Events of Force Majeure; ii) Acts or omissions of third parties (other than SILVERSPRING’s Subcontractors); iii) FPL Caused Delay; and iv) any and all third party hardware and/or software failures not directly caused by SILVERSPRING.

14

Master Services and Software License Agreement Attachment C, Hosting Services Terms

7.1.2	Technical Network Support Services & Firmware Upgrades

If during the course of the contract the Service Levels outlined in Section 3 – Scope of Services, the Operational Targets, or SLA are not met FPL may provide notice to SILVERSPRING in writing identifying the terms of the service level that are not being met. After written notification, SILVERSPRING will have *** days to Cure the situation, which means SILVERSPRING must provide evidence of *** consecutive days or acceptable performance, and/or engage with FPL to explain how they believe they are meeting the Service Levels. Both parties agree to work together in good faith to come to a resolution. During the Cure period FPL may ***. At the end of *** days FPL must accept the resolution provided by SILVERSPRING, concede to the SILVERSPRING level of meeting the specific SLA, or terminate the contract. At the end of the *** period or when a resolution has been reached all ***.

15

Master Services and Software License Agreement Attachment C, Hosting Services Terms

IN WITNESS WHEREOF, the duly authorized representatives of Parties have executed this Agreement as of the date first written above.

Florida Power & Light Company	Silver Spring Networks, Inc.

Signature:	Signature:

Print Name:	Print Name:

Title:	Title:

16

Statement of Work

Attachment C-1

UIQ Expansion

Silver Spring Networks

7/22/2009

Confidential

Confidentiality/Security Warning

The information contained within this document is proprietary to Florida Power & Light Company and Silver Spring Networks, and is confidential. It may not be disclosed to any party outside its intended audience without the written permission of FPL and SSN. This document may not be reproduced, either by photocopy or electronically without the written permission of FPL and SSN. Every recipient of this document acknowledges, by retention and use, the confidential nature of the material contained herein, and agrees to prevent the distribution of this document, by intent or otherwise, beyond its intended audience.

Document Controls

Change Record

Date	Author	Version	Change Reference
06/09/2009	***	1.0	Original draft
06/09/2009	***	2.0	Document cleanup and reformatting
07/14/09	***	2.1	FPL Legal review
07/15/09	***	2.1	SSN Review
07/16/09	***	2.2	FPL Review
07/21/09	***	2.3	SSN Review and pricing edits

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 1

1.	Introduction	3

2.	Executive Summary	4
2.1 Business Purpose		4
2.2 Project Overview		4
2.2.1 Approach		4
2.2.2 Scope		5
2.2.3 Project Assumptions		5
2.2.4 Pricing Assumptions		6

3.	Project Scope	6
3.1 In Scope		6
3.2 Out of Scope		6

4.	Description of Services	7
4.1 UtilityIQ® Setup, Installation and Operation		9
4.1.2 Joint Responsibilities		9
4.1.3 SSN Responsibilities		10
4.1.4 FPL Responsibilities		11
4.2 Meter Deployment Management		11
4.2.1 High Level Tasks		11
4.2.2 Joint Responsibilities		11
4.2.3 SSN Responsibilities		12
4.2.4 FPL Responsibilities		12
4.3 Network Operations		12
4.3.1 High Level Tasks		12
4.3.2 Joint Responsibilities		13
4.3.3 SSN Responsibilities		13
4.3.4 FPL Responsibilities		13
4.4 UtilityIQ® Data Migration		14
4.4.1 High Level Tasks		14
4.4.2 Joint Responsibilities		14
4.4.3 SSN Responsibilities		14
4.4.4 FPL Responsibilities		14

5.	Term of Services	14

6.	Fees	15

7.	Approvals	15

Attachment I – FPL Network Installation Management Pricing		16

Attachment II – UIQ Questionnaire		0

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 2

1.	Introduction

This Statement of Work (“SOW”) entered into as of July 22, 2009 (“SOW Effective Date”) defines additional hosting services (“Services”) to be performed by Silver Spring Networks (“SSN”) for Florida Power & Light Company (“FPL”) for the AMI Infrastructure Supply Chain Project (the “Project”). The Services shall be governed by the terms and conditions of the Master Services and Software License Agreement effective 8/1/2007 by and between FPL and SSN (“Agreement”). The Project is a component of the larger FPL effort to deploy the SSN network to approximately 4.4 million meters in the FPL service territory. This SOW supplements hosting services being provided by SSN under Attachment C of the Agreement. Capitalized terms used but not defined in this SOW shall have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between the terms and conditions of this SOW and those contained in the Agreement, the terms of the Agreement shall prevail, unless the parties explicitly state otherwise in writing.

For clarity, the parties note that the Agreement is comprised of the following:

Master Services and Software License Agreement

Attachment A, Form of Statement of Work and Acceptance Criteria

Attachment A-1, AMI Network Design and Installation

Attachment B, Equipment Terms

Attachment B -1, Metering Equipment Specifications

Attachment B -2, Infrastructure Equipment Specifications

Attachment B -3, Metering Installation Consumables

Attachment B-4, AMI Infrastructure Devices

Attachment B-5, Software

Attachment C, Hosting Services Terms

Attachment C-1, UIQ Expansion (this document)

Attachment C-2, In-house UIQ Design and Installation

Attachment C-3, UIQ Managed Services

Attachment D, Security and Connectivity Terms

Attachment E1, Services Level and Response

Attachment E2, Maintenance

Attachment E3, Maintenance for *** *** Units

Attachment F, Pricing

Attachment G, Source Code Escrow

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 3

2.	Executive Summary

2.1 Business Purpose

To assist FPL with a timely and successful deployment of the Smart Grid and AMI solution, this SOW expands the current production environment to accommodate up to *** and the TEST environment up to ***.

2.2 Project Overview

2.2.1 Approach

SSN will leverage a wealth of experience in deploying large-scale Smart Grid deployments. Using a multi-faceted team, skilled in an array of technologies and business processes, SSN will:

•	Define scope and set clear expectations for deployment

•	Deploy a solution rapidly and pragmatically

•	Migrate data from existing system and coordinate transition onto new system

•	Expand the solution to address additional use cases or needs as the deployment grows

•	Provide ongoing 24×7 operations support and monitoring

Environments

This section describes the UtilityIQ® (“UIQ”) environments under consideration by FPL and covered in this SOW. All dates listed are targets and subject to change based on the creation of detailed project plans.

•	***

•	***

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 4

2.2.2 Scope

SSN and FPL will jointly define/confirm the size and scope of the FPL hosted UIQ deployment including:

•	The total number of UIQ environments required to support testing, production, and contingency sites.

•	The total number of devices under management (meters, relays, access points, and any third party line devices).

•	The complete set of UIQ product offerings to be operationalized as listed in paragraph 2.2.1 above.

•	Any auxiliary components to support operations or testing (NodeSim, system monitors, etc.).

•	Network design to identify IP addressing and routing (v4 and v6); required for AP configuration

2.2.3 Project Assumptions

***

***

***

***

***

***

***

***

***

***

***

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 5

2.2.4	Pricing Assumptions

***

***

***

***

3.	Project Scope

3.1 In Scope

•	Installation and implementation of an operational UIQ solution at SSN facilities sized to accommodate up to *** and associated network equipment (APs, Relays).

•	Ongoing support in accordance with Hosting Agreement

•	Design and documentation of UIQ environment and infrastructure based upon FPL requirements

•	Data migration from existing PROD environment in Santa Clara data center to the new PROD environment in San Diego data center.

3.2 Out of Scope

•	Development of FPL back-office application integration with UIQ.

•	Customizations to UIQ products

•	The defined SOW is limited to the *** and *** environments in paragraph 2.2.1. Additional environments will need to be separately defined and scoped.

•	*** environment

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 6

4.	Description of Services

This section provides a detailed description of the services provided and the responsibilities of each party involved. For reference purposes, this diagram illustrates the different sections described in detail below:

# SSN Services Overview

4
Meter
Deployment
Management
1
Smart Grid
Network Design &
Optimization
3
UIQ
Setup &
Operation
2
Integration
Design &
Implementation
NAN
WAN
Data Center (UIQ Suite)
AP
WAN Backhaul
Cellular
Private Line
Ethernet/Fiber
Utility
Back Office
DR Site
5
Network
Operations
6
Disaster
Recovery
Planning &
Implementation

A high-level summary of each section follows:

1.	Smart Grid Network Design and Optimization

***

***

***

***

***

***

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 7

2.	Integration Design and Implementation

***

***

***

***

3.	UIQ Setup and Operation

***

***

***

***

***

***

***

4.	Meter Deployment Management

***

***

***

***

5.	Network Operations

***

***

***

***

***

***

6.	Disaster Recovery Planning and Implementation

***

***

***

***

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 8

***

7.	Other

***

***

***

***

4.1 UtilityIQ® Setup, Installation and Operation

This stage includes the activities related to preparing an environment to run the specified UIQ platform to support a field deployment of the SSN AMI solution. This will include the activities required to test components of the network to meet AMI service level criteria and acceptance criteria.

4.1.1 High Level Tasks

•	One-Time

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

***

4.1.2 Joint Responsibilities

•	One-Time

***

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 9

***

***

***

***

***

***

•	***

***

***

4.1.3 SSN Responsibilities

•	One-Time

***

***

***

***

***

***

***

***

***

***

***

***

***

•	Ongoing

***

***

***

***

***

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 10

***

***

***

4.1.4 FPL Responsibilities

•	One-Time

***

***

***

•	Ongoing

***

***

4.2 Meter Deployment Management

This stage includes the activities related to the provisioning and deployment of meters in the AMI network. This includes reviewing and validating meter programs, ensuring meters are being read properly and verifying data is flowing through the UIQ system to the utility back-office systems.

4.2.1 High Level Tasks

***

***

***

***

4.2.2 Joint Responsibilities

•	One-Time

***

***

***

***

***

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 11

•	Ongoing

***

4.2.3 SSN Responsibilities

•	One-Time

***

***

•	Ongoing

***

***

***

***

***

4.2.4 FPL Responsibilities

•	One-Time

***

***

•	Ongoing

***

***

***

***

4.3 Network Operations

This stage includes the activities related to remote management, monitoring and maintenance of the Smart Grid network, including the WAN and Data Center networks.

4.3.1 High Level Tasks

***

***

***

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 12

***

***

***

***

4.3.2 Joint Responsibilities

•	One-Time

***

***

***

***

•	Ongoing

***

4.3.3 SSN Responsibilities

•	One-Time

***

***

***

•	Ongoing

***

***

***

***

4.3.4 FPL Responsibilities

•	One-Time

***

•	Ongoing

***

***

***

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 13

***

***

4.4 UtilityIQ® Data Migration

This stage involves migrating data from the existing *** environment in SSN’s Santa Clara Data Center to the new *** environment in SSN’s new Data Center in San Diego.

4.4.1 High Level Tasks

•	One-Time

***

***

***

***

4.4.2 Joint Responsibilities

•	One-Time

***

***

4.4.3 SSN Responsibilities

•	One-Time

***

***

***

4.4.4 FPL Responsibilities

•	One-Time

***

***

5.	Term of Services

SSN will continue the Services defined in this Attachment and Attachment C through the end of Q1 2010 or until FPL provides written notice at least *** FPL desires these Services, as specified in Attachment C, paragraph 7.1. FPL understands that PROD will be sized to accommodate no more than ***. Should FPL desire to continue these Services beyond the point where the number of endpoints is projected to exceed ***, SSN will make best efforts to accommodate this expansion provided that

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 14

FPL provides as much advance notice as is reasonable and in any case, no less than *** advance notice. SSN will then determine how best to expand the environment which may ***.

6.	Fees

SSN will perform the Services described in this SOW for the fees identified in Attachment 1 – Network Installation Management Pricing.

7.	Approvals

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the SOW Effective Date.

Florida Power & Light Company		SILVERSPRING NETWORKS, INC.

By:		By:

Name:	***	Name:	Steve Ingram

Title:	***	Title:	Vice President

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 15

Attachment I – FPL Network Installation Management Pricing

UIQ Expansion

	Catalog Number	Qty	Price	Total
***

***	290-000100	1	$***	$***
***	290-000201	6	*****
***
***	290-000100	1	$***	$***
***	290-000201	6	$***	$***

****

Pricing for this is described in Attachment F (rev 1). This charge will be *** per month until such time that the installed meter count x *** per meter exceeds *** (at approximately ***), at such time the unit price per month will shift to *** per meter per month.

Silver Spring Networks / FPL SOW – Confidential 7/27/2009	Page | 16

Attachment II – UIQ

Questionnaire

For the <insert name here> Environment, please answer these questions:

1) Number of Endpoints
Real
Simulated

2) Interval Size
How frequently will NIC read Meter?

3) Meter Read Schedule
How frequently will UIQ probe the NICs to collect all interval data

4) Number of Channels
The actual data which will be stored on the NIC
(this data is on the Meter Order Form)

5) Number of days of online data retention (disk)
Stored in the UIQ database

6) Number of days of offline data retention (tape/backup)
Stored as an offline/offsite backup

7) Hardware Redundancy (Yes or No)*
Redundant server/network components

8) Disaster Recovery (Yes or No)*
Redundant data center

9) Connectivity to UIQ for customer (Utility Operators)
a) Public (via Internet)
b) Private (VPN)

10) Billing Cycle Information
Provide separately; needed at UIQ configuration

11) Which UIQ components?
Network Element Manager (NEM)? Yes/No
Outage Detection System(ODS)? Y/N
Firmware Upgrader(FWU)? Y/N
SSN JMS Server? Y/N

12) Other “special” requirements for UIQ?
HAN support? If so, when?
DA support? If so, when?

*	Another way of answering 7) and 8) would be to provide a Recovery Time Objective and Recovery Point Objective.

Recovery Time Objective (Definition)

The time period after a disaster at which business functions need to be restored. Different business functions may have different recovery time objectives. For example, the recovery time objective for the payroll function may be two weeks, whereas the recovery time objective for sales order processing may be two days.

Recovery Point Objective (Definition)

In a disaster you will generally lose data. The Recovery Point Objective (RPO) is the time (relative to the disaster) to which you plan to recover your data. For example, if you take overnight backups, the recovery point objective will often be the end of the previous day’s activity.

Statement of Work

Attachment C-2

In-House UIQ Design and Installation

Silver Spring Networks

July 31, 2009

Confidential

Confidentiality/Security Warning

The information contained within this document is proprietary to Florida Power & Light Company and Silver Spring Networks, and is confidential. It may not be disclosed to any party outside its intended audience without the written permission of FPL and SSN. This document may not be reproduced, either by photocopy or electronically without the written permission of FPL and SSN. Every recipient of this document acknowledges, by retention and use, the confidential nature of the material contained herein, and agrees to prevent the distribution of this document, by intent or otherwise, beyond its intended audience.

Document Controls

Change Record

Date	Author	Version	Change Reference
06/28/2009	***	1.0	Original draft
07/01/2009	***	2.0	Split out the Design and Installation from Managed Services
07/14/2009	***	2.1	FPL Legal review
07/15/2009	***	2.1	SSN review
07/31/2009	***	2.2	Final Document

Silver Spring Networks / FPL SOW – Confidential 8/11/2009	Page | 1

1.	Introduction	3

2.	Executive Summary	4

2.1 Business Purpose		4
2.2 Project Overview		4
	2.2.1 Approach	4
	2.2.2 Scope	5
	2.2.3 Project Assumptions	5
	2.2.4 Pricing Assumptions	6

3.	Project Scope	6

3.1 In Scope		6
3.2 Out of Scope		6

4.	Description of Services	7

4.1 Smart Grid Network Design, Deployment and Optimization
	4.1.1 High Level Tasks
4.2 UtilityIQ® Integration Design and Execution
	4.2.1 High Level Tasks
4.3 UtilityIQ® Setup and Installation		9
	4.3.1 High Level Tasks	9
	4.3.2 Joint Responsibilities	9
	4.3.3 SSN Responsibilities	10
	4.3.4 FPL Responsibilities	10
4.4 Business Continuity and Disaster Recovery		11
	4.4.1 High Level Tasks	11
	4.4.2 Joint Responsibilities	11
	4.4.3 SSN Responsibilities	11
	4.4.4 FPL Responsibilities	11
4.5 UtilityIQ® Data Migration		12
	4.5.1 High Level Tasks	12
	4.5.2 Joint Responsibilities	12
	4.5,3 SSN Responsibilities	12
	4.5.4 FPL Responsibilities	12
5.	Fees	13

6.	Approvals	13

Attachment I — Pricing Quote		14

Silver Spring Networks / FPL SOW – Confidential 8/11/2009	Page | 2

1.	Introduction

This Statement of Work (“SOW”) entered into as of July 31, 2009 (“SOW Effective Date”) defines design and implementation services (“Services”) to support new UIQ environments to be performed by Silver Spring Networks (“SSN”) for Florida Power & Light Company (“FPL”) for the AMI Infrastructure Supply Chain Project (the “Project”). The Services shall be governed by the terms and conditions of the Master Services and Software License Agreement effective 8/1/2007 by and between FPL and SSN (“Agreement”). The Project is a component of the larger FPL effort to deploy the SSN network to approximately 4.4 million meters in the FPL service territory. Capitalized terms used but not defined in this SOW shall have the meaning assigned them in the Agreement. In the event that there is a conflict or inconsistency between the terms and conditions of this SOW and those contained in the Agreement, the terms of the Agreement shall prevail, unless the parties explicitly state the intention to supersede the terms of the Agreement with respect to such conflict or inconsistency.

For clarity, the parties note that the Agreement is comprised of the following:

Master Services and Software License Agreement

Attachment A, Form of Statement of Work and Acceptance Criteria

Attachment A-1, AMI Network Design

Attachment A-2, AMI Network Installation

Attachment B, Equipment Terms

Attachment B -1, Metering Equipment Specifications

Attachment B -2, Infrastructure Equipment Specifications

Attachment B -3, Metering Installation Consumables

Attachment B-4, AMI Infrastructure Devices

Attachment B-5, Software

Attachment C, Hosting Services Terms

Attachment C-1, UIQ Expansion

Attachment C-2, In-house UIQ Design and Installation (this document)

Attachment C-3, UIQ Managed Services

Attachment D, Security and Connectivity Terms

Attachment E1, Services Level and Response

Attachment E2, Maintenance

Attachment E3, Maintenance for *** *** Units

Attachment F, Pricing (Rev 1)

Attachment G, Source Code Escrow

Silver Spring Networks / FPL SOW – Confidential 8/11/2009	Page | 3

2.	Executive Summary

2.1	Business Purpose

To assist FPL with a timely and successful deployment of the Smart Grid and AMI solution, this SOW describes the design, installation and configuration of multiple UtilityIQ® (“UIQ”) environments within FPL data centers provided by SSN.

2.2	Project Overview

2.2.1 Approach

SSN will leverage a wealth of experience in deploying large-scale Smart Grid deployments. Using a multi-faceted team, skilled in an array of technologies and business processes, SSN will:

•	Define scope and set clear expectations for deployment

•	Deploy a solution rapidly and pragmatically

•	Migrate data from existing system and coordinate transition onto new system

Environments

This section describes the UIQ environments under consideration by FPL and covered in this SOW. All dates listed are targets and subject to change based on the creation of detailed project plans.

•	***

***

Silver Spring Networks / FPL SOW – Confidential 8/11/2009	Page | 4

•	***

2.2.2 Scope

SSN and FPL will jointly define/confirm the size and scope of the FPL hosted UIQ deployment including:

•	***

•	***

•	***

•	***

•	***

•	***

2.2.3 Project Assumptions

•	***

•	***

•	***

•	***

•	***

•	***

•	***

Silver Spring Networks / FPL SOW – Confidential 8/11/2009	Page | 5

•	***

•	***

•	*** described herein.

2.2.4 Pricing Assumptions

•	***

3.	Project Scope

3.1 In Scope

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

3.2 Out of Scope

•	***

•	***

Silver Spring Networks / FPL SOW – Confidential 8/11/2009	Page | 6

•	***

•	***

•	***

4.	Description of Services

This section provides a detailed description of the services provided and the responsibilities of each party involved. For reference purposes, this diagram illustrates the different sections described in detail below:

A high-level summary of each section follows:

1.	Smart Grid Network Design & Optimization

***

Silver Spring Networks / FPL SOW – Confidential 8/11/2009	Page | 7

***

***

***

***

2.	Integration Design & Implementation

***

***

***

***

3.	UIQ Setup & Operation

***

***

***

***

***

***

***

4.	Meter Deployment Management

***

***

***

***

***

5.	Network Operations

***

***

***

***

Silver Spring Networks / FPL SOW – Confidential 8/11/2009	Page | 8

***

***

***

***

6.	Disaster Recovery Planning and Implementation

***

***

***

***

4.1 UtilityIQ® Setup and Installation

This stage includes the activities related to preparing an environment to run the specified UIQ platform to support a field deployment of the SSN AMI solution. This will include the activities required to test components of the network to meet AMI service level criteria and acceptance criteria.

4.1.1 High Level Tasks

•	One-Time

***

***

***

***

***

***

***

4.3.2 Joint Responsibilities

•	One-Time

***

***

***

***

Silver Spring Networks / FPL SOW – Confidential 8/11/2009	Page | 9

***

***

***

***

***

4.3.3 SSN Responsibilities

•	One-Time

***

***

***

***

***

***

***

***

***

***

***

***

***

***

4.3.4	FPL Responsibilities

•	One-Time

***

***

***

***

***

Silver Spring Networks / FPL SOW – Confidential 8/11/2009	Page | 10

***

***

***

***

***

***

***

***

***

4.4	Business Continuity and Disaster Recovery

This stage includes the activities related to preparing and testing a DR and fail-over plan. This will include the activities required to test successful fail-over and recovery of components of the network to meet AMI service level criteria and acceptance criteria.

4.4.1	High Level Tasks

•	One-Time

***

***

4.4.2	Joint Responsibilities

•	One-Time

***

***

4.4.3	SSN Responsibilities

•	One-Time

***

4.4.4	FPL Responsibilities

•	One-Time

***

Silver Spring Networks / FPL SOW – Confidential 8/11/2009	Page | 11

***

4.5 UtilityIQ® Data Migration

This stage involves migrating data from the “old” *** and *** environments in San Diego as set forth in Attachment C-1 to the Agreement to the “new” *** and *** environments as set forth in this SOW, respectively, in Florida.

4.5.1	High Level Tasks

•	One-Time

***

***

***

***

4.5.2	Joint Responsibilities

•	One-Time

***

***

***

***

4.5.3	SSN Responsibilities

•	One-Time

***

***

***

4.5.4	FPL Responsibilities

•	One-Time

***

***

Silver Spring Networks / FPL SOW – Confidential 8/11/2009	Page | 12

5.	Fees

SSN will perform the Services described in this SOW for the fees identified in Attachment 1— Pricing Quote. Fees will be invoiced as follows:

•	***

•	***

•	***

6.	Approvals

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the SOW Effective Date.

Florida Power & Light Company		SILVERSPRING NETWORKS, INC.

By:	/s/ ***	By:	/s/ Steve Ingram

Name:	***	Name:	Steve Ingram

Title:	***	Title:	Vice President

Silver Spring Networks / FPL SOW – Confidential 8/11/2009	Page | 13

Attachment I — Pricing Quote

UtilityIQ Managed Service Quote 5-5-09

	Catalog Number	Quantity	Price	Total
***	290-000100	1	***	***

Total				***

Silver Spring Networks / FPL SOW – Confidential 8/11/2009	Page | 14

Florida Power & Light Company

SSN Master Service Agreement

Attachment D – Security and Connectivity Terms

Date: 02/22/2007

SSN Master Service Agreement Attachment D: Security and Connectivity Terms

Confidentiality/Security Warning

The information contained within this document is proprietary to Florida Power and Light Company and is confidential. It may not be disclosed to any party outside its intended audience without the written permission of FPL. This document may not be reproduced, either by photocopy or electronically without the written permission of FPL. Every recipient of this document acknowledges, by retention and use, the confidential nature of the material contained herein, and agrees to prevent the distribution of this document, by intent or otherwise, beyond its intended audience.

Document Information and Revision History

Version	Date	Author(s)	Revision Notes
1.0	02/02/2007	***	Original
1.1	02/21/2007	***
1.2	02/22/2007	***
1.3	02/27/2007	***	Minor updates
1.4	03/05/2007	***	FPL & SSN Mutual Review

2

SSN Master Service Agreement Attachment D: Security and Connectivity Terms

CONFIDENTIALITY/SECURITY WARNING		2

DOCUMENT INFORMATION AND REVISION HISTORY		2

1	PURPOSE	4

	1.1 Scope of Services	4

2	COMMUNICATIONS SECURITY REQUIREMENTS	4

3	HOSTING SECURITY REQUIREMENTS	5

	3.1 Hosting Security	5

4	PHYSICAL SECURITY REQUIREMENTS	5

	4.1 Physical Security	5

5	USE	5

	5.1 Use	6
	5.2 Confidential Information	6

6	APPENDIX #1: FPL NETWORK ACCESS AND CONNECTIVITY POLICY	7

	6.1.1 Scope:	7

7	APPENDIX #2: FPL NETWORK ACCESS AND CONNECTIVITY POLICY ACKNOWLEDGEMENT FORM	9

3

SSN Master Service Agreement Attachment D: Security and Connectivity Terms

1	Purpose

The purpose of this document is to review all security and communications criteria for the initial AMI deployment between FPL and SSN.

1.1	Scope of Services

•	AMI Communication Security Requirements

•	All local and wide area communication links

•	Communications conducted over public carriers

•	Access to applications or shared document repositories

•	Information exchanges between SSN and FPL

•	SSN Hosting Security Requirements

•	Physical Security Requirements

•	Security and software requirements for computers and users accessing FPL’s network and resources

2	Communications Security Requirements

•	***. This includes:

***

***

***

***

***

•	Specifically;

***

***

***

***

***

4

SSN Master Service Agreement Attachment D: Security and Connectivity Terms

***

***

3	Hosting Security Requirements

3.1	Hosting Security

***

***

***

***

***

***

***

4	Physical Security Requirements

4.1	Physical Security

***

***

5

SSN Master Service Agreement Attachment D: Security and Connectivity Terms

***

***

***

5	Use

5.1	Use

***

***

5.2	Confidential Information

***

***

***

***

6

SSN Master Service Agreement Attachment D: Security and Connectivity Terms

6	APPENDIX #1: FPL Network Access and Connectivity Policy

6.1.1	Scope:

This document provides a subsection details to provide FPL’s network and connectivity policy. The following policy and any referenced standards applies to all third party organizations or subsidiaries that have been given approved use of FPL’s network infrastructure and wish to connect any device to it for the facilitation of business objectives.

6.1.1.1	Third Party Connectivity Requirements:

In order to maintain a safe and secure computing environment for FPL network resources, third parties requesting access or connectivity to any part of the FPL network infrastructure with a non-FPI device must meet the following minimum requirements:

•	***

•	***

•	The system or device must have ***

•	The system or device must be ***

•	The system or device must be ***

•	***

•	***

•	***

•	***

7

SSN Master Service Agreement Attachment D: Security and Connectivity Terms

6.1.1.2	Implementation/Enforcement

All individuals, business units, or personnel as identified by the scope of this policy, are responsible for understanding and complying with the FPL Network Access & Connectivity Policy and any or all referenced applicable standards or policies. FPL’s organizational management at all levels are accountable for ensuring that this policy and any associated or referenced policies and standards are properly communicated and understood within their respective organizational units.

Compliance to this policy is monitored by FPL Information Security. Approved personnel will audit any systems or devices connected to FPL’s Networks to ensure compliance with this policy.

6.1.1.3	Exceptions

All desired exceptions to this policy must be documented and sent to FPL’s Information Security by the application or system owner for consideration. The requested exception will be viewed and subsequently approved or denied by Information Security based on the results of a Risk Analysis & Assessment conducted by Information Security.

Upon reporting an exception, Information Security will initiate a Risk Analysis & Assessment to determine the exact course of action, if needed, to remedy or mitigate any concerns posed by the device and subsequent policy exception.

Failure to follow or adhere to requirements as stated in The FPL Network Access & Connectivity Policy, and any of the applicable referenced standards or policies contained therein may result in:

1. Report issued to system or application owner’s management for appropriate resolution or disciplinary action or

2. Restriction of access to high risk protocol(s) or service(s) running on the system or device, and/or disconnection of the system from FPL network resources.

Definitions:

Device: Any machine or component that attaches to a computer. Examples of devices include disk drives, printers, mice, and modems. These particular devices fall into the category of peripheral devices because they are separate from the main computer. Display monitors and keyboards are also devices, but because they are integral parts of the computer, they are not considered peripheral. Most devices, whether peripheral or not, require a program called a device driver that acts as a translator, converting general commands from an application into specific commands that the device understands.

System: Computers, either standalone or networked to other computers.

8

SSN Master Service Agreement Attachment D: Security and Connectivity Terms

7	APPENDIX #2: FPL Network Access and Connectivity Policy Acknowledgement Form

I,                     , “Employee” representing a third-party service or product provider                     , “Employer” confirm, undertake and acknowledge as follows:

1. I have received a copy of the FPL Network Access and Connectivity Policy and have read and understood the said policy.

2. I acknowledge that I am required to comply with the general applicable sections of this policy as it relates to my current job duties.

3. I undertake to abide by, support, promote and submit to the provisions outlined in the FPL policy for third-party network connectivity requirements.

4. I am aware that written approval to access the FPL network for business purposes must be obtained prior to accessing the FPL Network.

5. I am aware access to the FPL system network can be revoked or restricted at anytime if I, or my computer, pose a risk to the FPL system environment.

6. FPL has the right to scan applicable systems for policy compliance.

7. I understand that non-compliance to this policy may be considered a breach of any contractual obligations between FPL and my Employer.

Employee

Employee Name (Typed) Employer

Employee Signature

Title Date

FPL

FPL Business Sponsor (Typed)

FPL Business Sponsor (Signature)

Title Phone Number

Mail Location Code

Date

This form should be attached to the service contract. You will also need to mail or fax a copy to Information Security at mail stop GO/IMT; fax 305-552-2115

9

Florida Power & Light Company

SSN Master Service Agreement Attachment E1 – Service Levels Date: 03/05/2007

SSN Service Level Attachment

Confidentiality/Security Warning

The information contained within this document is proprietary to Florida Power and Light Company and is confidential. It may not be disclosed to any party outside its intended audience without the written permission of FPL. This document may not be reproduced, either by photocopy or electronically without the written permission of FPL. Every recipient of this document acknowledges, by retention and use, the confidential nature of the material contained herein, and agrees to prevent the distribution of this document, by intent or otherwise, beyond its intended audience.

Document Information and Revision History

Version	Date	Author(s)	Revision Notes
1.0	02/08/2007	***	Original
1.1	02/23/2007	***
1.2	02/27/2007	***
1.3	03/05/2007	***	FPL & SSN Mutual Review

2

SSN Service Level Attachment

Confidentiality/Security Warning				2
Document Information and Revision History				2
1.	Service Levels			4
	1.1	Quality of Service Objectives		4
		1.1.1	General Exclusions	4
	1.2	Trouble Reporting		4
		1.2.1	Critical – Severity 1 Error	4
		1.2.2	High – Severity 2 Error	6
		1.2.3	Medium – Severity 3 Error	6
		1.2.4	Low – Severity 4 Error	6
	1.3	Network Availability Objectives		6
		1.3.1	Business to Business Network Availability Objective	6
	1.4	AMI Network Backhaul Network Availability Objective
	1.5	Gateway Device Availability
	1.6	Relay Device Availability
	1.7	Meter Communication Availability
	1.8	Meter Reading
	1.9	AMI Network
	1.10	Network End-to-End Availability
	1.11	UIQ – SLA		7
	1.12	Data collection - SLA
	1.13	Specific Exclusions		7
	1.14	Frame Delivery Rate Objectives		7
		1.14.1	Definition	7
		1.14.2	Specific Exclusions	8
	1.15	Mean-Time-To-Repair Objective		8
		1.15.1	Definition	8

3

SSN Service Level Attachment

1.	Service Levels

1.1	Quality of Service Objectives

To preserve its rights under this SLA, both parties must report all outages and/or service failures to SSN’s Help Desk which must result in the opening of a trouble ticket. FPL should retain records of the trouble ticket numbers issued for purposes of making claims in accordance with this SLA. Each service level objective is governed by the following General Exclusions as well as Specific Exclusions set forth in the specific section for each objective:

1.1.1	General Exclusions

***

***

***

***

***

***

***

1.2	Trouble Reporting

Upon creation of a trouble ticket, SSN shall report the trouble and all applicable progress to FPL’s Project Manager.

FPL and SSN will jointly use the following definitions to document and respond to errors or deficiencies that may exist. If FPL determines that an error or deficiency exists in the programs supported by the maintenance fees under this Agreement, FPL will provide notification to SSN of such error or deficiency, along with supporting data and programs that document such error or deficiency. SSN shall respond as indicated.

1.2.1	Critical – Severity 1 Error

1.2.1.1	Utility IQ

A “Severity 1 Error” shall mean that the ***.

4

SSN Service Level Attachment

***

1.2.1.2 Business to Business Connectivity

A “Severity 1 Error” shall mean that the ***.

***

1.2.1.3 AMI Network Backhaul

A “Severity 1 Error” shall mean that the ***.

***

1.2.1.4 AMI Network Components (Gateways, Relays and Meter Modules)

A “Severity I Error” shall mean that the ***.

***

5

SSN Service Level Attachment

1.2.2 High - Severity 2 Error

A “Severity 2 Error” shall mean that the ***.

***

1.2.3 Medium - Severity 3 Error

A “Severity 3 Error” shall mean the ***.

***

1.2.4 Low - Severity 4 Error

A “Severity 4 Error” shall mean the ***.

***

1.3 Network Availability Objectives

***

1.3.1 Business to Business Network Availability Objective

This section addresses communication between FPL and SSN facilities. *** For the purposes of this objective, the ***.

6

SSN Service Level Attachment

*** For purposes of this measurement, the ***.

***

***
***
***

1.4 UlQ — SLA

***

1.5 Specific Exclusions

***

***

1.6 Frame Delivery Rate Objectives

***

***

***

***

***

***

1.6.1 Definition

***

***

7

SSN Service Level Attachment

***

1.6.2 Specific Exclusions

***

***

***

1.7 Mean-Time-To-Repair Objective

***

1.7.1 Definition

For the purposes of this objective, ***

***

*	**	***

***

1.7.1.1 Specific Exclusions

***

***

***

***

8

Florida Power & Light Company SSN Master Service Agreement Attachment E2 - Maintenance *** *** Date: 04/03/2007

SSN Maintenance Agreement

***

Confidentiality/Security Warning

The information contained within this document is proprietary to Florida Power and Light Company and is confidential. It may not be disclosed to any party outside its intended audience without the written permission of FPL. This document may not be reproduced, either by photocopy or electronically without the written permission of FPL. Every recipient of this document acknowledges, by retention and use, the confidential nature of the material contained herein, and agrees to prevent the distribution of this document, by intent or otherwise, beyond its intended audience.

Document Information and Revision History

Version	Date	Author(s)	Revision Notes
1.0	02/08/2007	***	Original
1.1	02/16/2007	***
1.2	02/27/2007	***
1.3	03/05/2007	***	FPL & SSN Mutual Review
1.4	04/03/2007	***	Remove Excusable delay section and include in Master

2

SSN Maintenance Agreement

***

CONFIDENTIALITY/SECURITY WARNING		2

DOCUMENT INFORMATION AND REVISION HISTORY		2

1	SCOPE OF SERVICES	4

2	NETWORK DESIGN AND DEVELOPMENT	4

3	ROUTINE MAINTENANCE OUTAGES	5

4	EQUIPMENT REPLACEMENT	5

5	ORDER ENTRY	5

6	EQUIPMENT AND LOCATION	6

3

SSN Maintenance Agreement

***

1	Scope of Services

This attachment will focus exclusively on aspects relating to maintenance of equipment, infrastructure and applications utilized by SSN Networks and Florida Power & Light. The items addressed in this document will focus exclusively on the first phase of deployment for *** communication devices.

Maintenance agreement covers:

•	Hosted solution — All changes and maintenance involving application and infrastructure components located and operated with in SSN facilities

•	Equipment — All gateways, relays and meters deployed as part of the first phase of the trial

•	Software — All application components of the SSN solution, including but not limited to, firmware, applications, operating systems, etc.

•	***.

•	All terms highlighted in this document maybe requested for any future deployments

2	Network Design and Development

SSN will work in good faith with FPL to refine and enhance the procedures by which the parties jointly identify and define future products and service offerings. SSN will make available to FPL representatives the opportunity to meet with SSN’s upper management and/or engineers to discuss current issues, new products and service offerings, network configurations, and to work jointly to address the needs of the electric utility industry and FPL.

SSN will provide FPL training and documentation that will illustrate all necessary steps and processes involved in design, engineering, deployment, maintenance and support for all SSN products and services that FPL will utilize.

Utility IQ — including integration with other applications

Gateways — Devices and all applicable software

Relays - Devices and all applicable software

Meters - Devices and all applicable software

Network management

Network design

Reporting

Deployment

RF propagation models

Resolving issues with RF interference

IPV6 routing architecture

***

4

SSN Maintenance Agreement

***

3	Routine Maintenance Outages

SSN shall, where reasonably possible, mitigate the impact of any potential service outages that may be caused by routine equipment and software maintenance. FPL acknowledges that scheduled outages are planned for off- hours. SSN will notify FPL *** weeks prior to any planned outages or as soon as reasonably possible. In emergency situations, SSN will use its best efforts to notify the FPL as soon as possible. Notification of outages, whether planned or unplanned, will be given via U.S. mail and e-mail to the FPL Contact. SSN schedules major and routine maintenance during an ***. Maintenance activities are planned and coordinated with the FPL if an impact in service may occur during maintenance activity, such as a major software switch or hardware upgrades.

4	Equipment Replacement

SSN must communicate warranty period on aII equipment components as described in Attachment B.

***.

•	Meter

•	Module

•	Gateways

•	Relays

•	UIQ

•	Servers

•	Backhaul

***.

SSN will provide a detailed outline of their RMA process.

5	Order Entry

Orders for moves, adds and changes for the hosted environment may be placed by SSN to FPL’s Project Manager.

Orders for moves, adds and changes may only be executed during allowed change timeframes. This applies to all SSN’s components covered in the scope of this document.

5

SSN Maintenance Agreement

***

6	Equipment and Location

Excluding scenarios covered in section 2.1, FPI, will not allow or cause any facility or equipment of SSN to be rearranged, moved, modified, repaired or relocated without SSN’s written consent. FPL will not create or allow any liens or other encumbrances to placed on any such facilities or equipment of SSN. If FPL relocates or changes the place of services provided under any Service Order, ***.

6

SSN Maintenance Agreement

***

Florida Power & Light Company SSN Master Service Agreement

Attachment E3 – Maintenance ***

Date: 04/03/2007

SSN Maintenance Agreement

***

Confidentiality/Security Warning

The information contained within this document is proprietary to Florida Power and Light Company and is confidential. It may not be disclosed to any party outside its intended audience without the written permission of FPL. This document may not be reproduced, either by photocopy or electronically without the written permission of FPL. Every recipient of this document acknowledges, by retention and use, the confidential nature of the material contained herein, and agrees to prevent the distribution of this document, by intent or otherwise, beyond its intended audience.

Document Information and Revision History

Version	Date	Author(s)	Revision Notes
1.0	02/08/2007	***	Original
1.1	02/16/2007	***
1.2	02/27/2007	***
1.3	03/05/2007	***	FPL & Mutual Review
1.4	04/03/2007	***	Remove Excusable delay section and include in Master

2

SSN Maintenance Agreement

***

CONFIDENTIALITY/SECURITY WARNING		2

DOCUMENT INFORMATION AND REVISION HISTORY		2

1	SCOPE OF SERVICES	4

2	NETWORK DESIGN AND DEVELOPMENT	4

3	EQUIPMENT REPLACEMENT	5

4	FIRMWARE UPDATES AND BUG FIXES	5

5	EQUIPMENT AND LOCATION	5

3

SSN Maintenance Agreement

***

1.	Scope of Services

This attachment will focus exclusively on aspects relating to maintenance of equipment, infrastructure and applications utilized by SSN Networks and Florida Power & Light. The items addressed in this document will focus exclusively on the *** of deployment for ***communication devices.

•	Maintenance agreement covers:

•

In the event that FPL contracts SSN to support, maintain, deploy and/or operate any of the components implemented with in the *** (***), FPL with holds the right to utilize the maintenance criteria outlined for *** deployment and initial acceptance criteria as a means for measuring services provided by SSN.

•	Hosted solution — All changes and maintenance involving application and infrastructure components located and operated with in SSN facilities

•	Equipment — All gateways, relays and meters deployed as part of the *** of the ***

•	Software — All application components of the SSN solution, including but not limited to, firmware, applications, operating systems, etc.

•	Connectivity, SLAs — Guidelines for communications links established between SSN and FPL.

•	All terms highlighted in this document maybe requested for any future deployments

2.	Network Design and Development

SSN will work in good faith with FPL to refine and enhance the procedures by which the parties jointly identify and define future products and service offerings. SSN will make available to FPL representatives the opportunity to ***.

SSN will provide FPL training and documentation that will illustrate all necessary steps and processes involved in design, engineering, deployment, maintenance and support for all SSN’s products and services that FPL will utilize.

•	Utility IQ — including integration with other applications

•	Gateways — Devices and all applicable software

•	Relays—Devices and all applicable software

•	Meters—Devices and all applicable software

•	Network management

•	Network design

•	Reporting

•	Deployment

•	RF propagation models

•	Resolving issues with RF interference

•	IPV6 routing architecture

4

SSN Maintenance Agreement

***

•	***application***

3.	Equipment Replacement

***covered in this agreement as outlined in Attachment B.

***event***.

***provide***.

4.	Firmware updates and bug fixes

***must***.

5.	Equipment and Location

***

5

Attachment F – Pricing

Florida Power & Light Company

SSN Master Service Agreement

Attachment F - Pricing

Date: 04/03/2007

FPL SSN MSA – Attachment F – Pricing	1 of 6

Attachment F — Pricing

Pricing listed is in reference to the work outlined in the statement of work. The statement of work lists stages of work to be completed. For purposes of pricing the stages have been combined where applicable and aligned with the respective pricing reference.

Statement of Work Stage	Pricing Reference
***
***
***
***	*** Endpoint Pricing
***
***
***
*** Endpoint Pricing
***

*** Endpoint Pricing

Hardware Price Table

Product Description	Part #	Qty	Unit Price	% Discount	Extended Price
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***			***
				Total	***

Services Price Table

Services Description	Qty	Unit Price	Discount	Extended Price
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

FPL SSN MSA – Attachment F – Pricing	2 of 6

Attachment F Pricing

Software Licensing and/or Hosting Fees

Services Description	Qty	Unit Price	Discount	Extended Price
***	***	***	***	***

Annual Maintenance and Other Fees

Services Description	Qty	Unit Price	Discount	Extended Price
***	To support *** Endpoints	***	***	***

FPL will provide consumables based on ordering needs by SSN. FPL will provide use of FPL supply chain for ordering. FPL pricing will be extended with *** as defined in the statement of work.

The table below provides the unit price that will be charged (includes shipping and taxes). The quantities are estimated based on prior deployments. The actual quantities used may vary.

Price table for Consumables

Product Description	FPL Part Number	Est. Qty	Unit Price
***	422-72505-1	***	***
***	422-93705-9	***	***
***	422-86455-0	***	***
***	422-95232-5	***	***
***	422-95261-9	***	***
***	422-95263-5	***	***
***	422-95262-7	***	***
***	422-95264-3	***	***
***	422-93800-4	***	***
***	422-19400-5	***	***
***	422-19401-3	***	***
***	422-88300-5	***	***
***	tba	***	***
***	422-25990-0	***	***
***	N/A	***	***

****	***

FPL SSN MSA – Attachment F – Pricing	3 of 6

Attachment F — Pricing

*** *** Endpoint Pricing

Phase II quantities are estimates, subject to modification after FPL has determined location and configuration requirements.

Hardware Price Table

Product Description	Part #	Minimum Qty	List Price	% Discount	Unit Price	Extended Price
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
					Total	***

Services for UIQ Setup and Installation do not include obligations for work to be performed as outlined in Stage E of the Statement of Work. The services quoted are to install software that is an output of Stage E. Other services quoted are for reference and may or may not be requested to support the deployment of the *** *** endpoints.

Services Price Table

Services Description	Qty	List Price	Discount	Unit Price	Extended Price
***	1	***		***	***
***	TBD	***		***	***
***	TBD	***	—	***	***
***	TBD	***	—	***	***
***	TBD	***	—	***	***
				Total	*	**

*	Pricing for services includes ***.

Hosted Solution Pricing

Services Description	Qty	List Price	Discount	Unit Price	Annual Price
***	Per Month	***	***	***	***

FPL SSN MSA – Attachment F – Pricing	4 of 6

Attachment F — Pricing

Software Licensing

License Description	Qty	List Price	Discount	Unit	Extended Price
***	***	***	***	***	***
***	***	***	***	***	***
				Total	***

Annual Maintenance Fee Pricing*

Fee Description	% of License	List Price	Qty	Unit Price	Extended Price
***	***	n/a	***	***	***
				Total	***

*	*** is included in license fee

Totals for *** Options

Hardware	Services	License	Maint.	Purchase Software Option
***	***	***		Total One Time	***

			***	Annual Maint.	***

Hardware	Services	License	Hosting	Hosted Option
***	***	***		Total One Time	***

			***	Hosted Option Annual	***

FPL SSN MSA – Attachment F – Pricing	5 of 6

Attachment F — Pricing

Future Consideration Pricing

The following pricing reflects the parties’ current expectations for pricing on the residential network interface card (NIC) for future years. This pricing expectation is predicated on the volumes and timing shown and assumes only modest integration with an FPL-approved meter to share a common power supply from the meter.

	2008/2009	2010	2011	2012	2013	Total	AVG
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

***
***
***	***	***	***	***	***

***	***	***	***	***	***

***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

FPL SSN MSA – Attachment F – Pricing	6 of 6

AMENDMENT TO

MASTER SERVICES AND SOFTWARE LICENSE AGREEMENTS

This Amendment to Master Services and Software License Agreements (this “Amendment”) is entered into as of March 4, 2008 between Silver Spring Networks, Inc., a Delaware corporation (“SILVERSPRING”) and Florida Power & Light Company, a Florida corporation (“FPL”, and together with SILVERSPRING, the “Parties”).

W I T N E S S E T H:

WHEREAS, SILVERSPRING and FPL are parties to those certain Master Services and Software License Agreements dated as of April 4, 2007 and August 1, 2007, as amended from time to time (respectively, the “April 4 Agreement” and the “August 1 Agreement”, and together, the “Prior Agreements”); and

WHEREAS, the Parties desire to amend the Prior Agreements as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1. Defined Terms and Phrases. Capitalized terms used in this Amendment and not defined herein shall have the meanings given them in the Prior Agreements.

2. Section 8.3. Section 8.3 of each Prior Agreement is hereby amended to provide as follows:

8.3 Entire Remedy. SILVERSPRING’S liability to FPL related to the defense, indemnity or settlement of infringement claims shall in no event exceed in the aggregate, exclusive of any responsibility of SILVERSPRING for *** pursuant to ***, an amount equal to *** under this Agreement. *** states SILVERSPRING’s entire liability and FPL’s sole and exclusive remedy with respect to infringement of any unrelated third party intellectual property rights or licenses granted under this Agreement. Notwithstanding anything to the contrary contained in this Agreement, this Section 8 shall ***.

3. Section 11.2. Each reference to *** in Section 11.2 (Maximum Amount) of each Prior Agreement is hereby amended to read ***.

4. Section 14.13. Section 14.13 (No Third Party Beneficiaries) of each Prior Agreement is hereby amended by deleting the text in the entirety and replacing it with the following:

14.13	Third Party Beneficiaries. Except for *** under *** of this Agreement, no third party is a beneficiary of any portion of this Agreement.

5. Section 14.14. A new Section 14.14 is hereby added to each Prior Agreement as follows:

14.14

Further Assurances. (i) Upon mutual agreement between the parties, such agreement not to be unreasonably withheld, SILVERSPRING shall use commercially reasonable efforts to provide ***. Further Assurances may include ***, as agreed by the Parties. (ii) After execution of this Amendment, the parties agree to ***.

5. Applicable Law. This Amendment and its interpretation shall be governed by the laws of the State of Florida without regard to its choice of law provisions. Any action to enforce any rights under this Amendment shall be brought within the State of Florida. The Parties agree that the United Nations Convention on Contracts for the Sale of Goods is specifically excluded from any transactions under this Amendment.

6. Interpretation. In the event of any ambiguity or conflict between each Prior Agreement and this Amendment, the terms and conditions of this Amendment shall prevail. Except as specifically provided by this Amendment, the terms and conditions of each Prior Agreement shall remain in full force and effect.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the Parties and delivered to each of them.

8. Effectiveness of Amendment. This Amendment shall become effective upon its execution and delivery with regard to each Prior Agreement as of the date first written above.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, SILVERSPRING and FPL have executed this Amendment to Master Services and Software License Agreements as of the date first written above.

SILVERSPRING NETWORKS, INC.		FLORIDA POWER & LIGHT COMPANY

By:	/s/ Scott A. Lang	By:	/s/ ***
	Scott A. Lang, Chief Executive Officer		***

[Signature Page to Amendment to Master Services and Software License Agreements]

Multi Licensee Deposit Account

Software Escrow Agreement

(Premium Solution)

Date	April 4, 2007

Licensor	Silver Spring Networks, Inc.

Agreement Number	38105

Notice: The parties to this Agreement are obliged to inform NCC Group of any changes to the Software or in their circumstances (including change of name, principal office, contact details or change of owner of the intellectual property in the Software).

Escrow Agreement Dated:

Between:

(1)	[Licensorname] whose principal office is at [Licensoraddress] (“Licensor”); and

(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”).

Background:

(A)	Licensee has been granted a license to use the Software which comprises computer programs.

(B)	Certain technical information and/or documentation relating to the Software is the confidential information and intellectual property of Licensor or a third party.

(C)

Licensor acknowledges that in certain circumstances, such information and/or documentation would be required by Licensee in order for it to continue to exercise its rights under its License Agreement with the Licensor.

(D)

The parties therefore agree that such information and/or documentation should be placed with a trusted third party, NCC Group, so that such information and/or documentation can be released to Licensee should certain circumstances arise.

Agreement:

In consideration of the mutual undertakings and obligations contained in this Agreement, the parties agree that:

1	Definitions and Interpretation

1.1	In this Agreement the following terms shall have the following meanings:

“Agreement” means the terms and conditions of this multi licensee deposit account software escrow agreement set out below, including the Schedules and Appendices hereto.

“Confidential Information” means all technical and/or commercial information not in the public domain and which is designated in writing as confidential by any party.

“Deposit Account” means an account set up on the execution of a Deposit Account Agreement under which specific Escrow Material is deposited by the Licensor with NCC Group.

“Deposit Account Agreement” means an agreement in the form attached as Appendix 1, for the setting up of a Deposit Account.

“Deposit Form” means the form at Schedule 1 which is to be completed by Licensor and delivered to NCC Group with each deposit of the Escrow Material.

“Escrow Material” means the Source Code of the Software and such other material and documentation (including updates and upgrades thereto and new versions thereof) as are necessary to be delivered or deposited to comply with Clause 3 of this Agreement.

“Full Verification” means the tests and processes forming NCC Group’s Full Verification service and/or such other tests and processes as may be agreed between the parties for the verification of the Escrow Material.

“Integrity Testing” means those tests and processes forming NCC Group’s Integrity Testing service, in so far as they can be applied to the Escrow Material.

“Intellectual Property Rights” mean any copyright, patents, design patents, registered designs, design rights, utility models, trademarks, service marks, trade secrets, know how, database rights, moral rights, confidential information, trade or business names, domain names, and any other rights of a similar nature including industrial and proprietary rights and other similar protected rights in any country or jurisdiction together with all registrations, applications to register and rights to apply for registration of any of the aforementioned rights and any licenses of or in respect of such rights.

“License Agreement” means the agreement under which a Licensee was granted a license to use the Software.

“Licensee” means any person, firm, company or other entity:

1.1.1	to whom a license to use the Software has been granted; and

2

1.1.2	whom Licensor has approved for registration under a Deposit Account Agreement; and

1.1.3

who has agreed to be bound by the terms and conditions of a Deposit Account Agreement by executing a completed Registration Agreement, forwarding the same to NCC Group and the receipt and registration of which has been acknowledged by NCC Group in writing to Licensor and Licensee;

and references in this Agreement to Licensee shall be to the relevant Licensee or Licensees given the context in which such reference is made.

“Letter of Intent” means the form completed by Licensor or Licensee containing the information to enable NCC Group to set up this Agreement, a Deposit Account Agreement or a Registration Agreement.

“Registration Agreement” means an agreement in the form set out in Appendix 2 to be signed by Licensor, NCC Group and any company wishing to be a party to a Deposit Account Agreement or Deposit Account Agreements, as a Licensee and, accordingly, to take the benefit of and be bound by the terms and conditions of the Agreement including payment obligations as may be defined in the Registration Agreement.

“Release Purposes” means the purposes of understanding, maintaining, modifying and correcting the Software exclusively for and on behalf of Licensee together with such other purposes (if any) as are permitted under the License Agreement.

“Software” means the software together with any updates and upgrades thereto and new versions thereof licensed to Licensee under the License Agreement details of which are set out in Schedule 1 of a Deposit Account Agreement.

“Source Code” means the computer programming code of the Software in human readable form.

1.2	This Agreement shall be interpreted in accordance with the following:

1.2.1	headings are for ease of reference only and shall not be taken into consideration in the interpretation of this Agreement;

1.2.2	all references to Clauses and Schedules are references to Clauses and Schedules of this Agreement; and

1.2.3	all references to a party or parties are references to a party or parties to this Agreement.

2	Deposit Accounts

2.1

Each time that the Licensor wishes to deposit different Escrow Material under the terms of this Agreement, the Licensor and NCC Group must execute a completed Deposit Account Agreement containing the details of the Escrow Material to be deposited in accordance with the obligations contained in Clause 3.

2.2	Each signed Deposit Account Agreement shall be supplemental to and be governed by the terms of this Agreement.

2.3

For the avoidance of doubt, if the Escrow Material to be deposited is an update to or development of Escrow Material already deposited under an existing Deposit Account, the deposit of such Escrow Material shall not require a new Deposit Account and shall be deposited under the relevant existing Deposit Account.

3	Licensor’s Duties and Warranties

3.1	Licensor shall:

3.1.1	deliver a copy of the Escrow Material to NCC Group within 30 days of the date NCC Group receives an executed Deposit Account Agreement;

3.1.2

deliver an update or replacement copy of the Escrow Material to NCC Group within 30 days of a material update, error correction, enhancement, maintenance release or functional modification to the Software which results in an updated delivery of the object code version of the Software to Licensee;

3.1.3	ensure that each copy of the Escrow Material deposited with NCC Group comprises the Source Code of the latest version of the Software used by Licensee;

3.1.4

deliver to NCC Group an update or replacement copy of the Escrow Material within 30 days after the anniversary of the last delivery of the Escrow Material to ensure that the integrity of the Escrow Material media is maintained;

3.1.5	deliver with each deposit of the Escrow Material a Deposit Form which includes the following information:

3.1.5.1	details of the deposit including the full name of the Software (i.e. the original name as set out under Schedule 1 to the Deposit Account Agreement together with any new names given to the Software by Licensor), version details, media type, backup command/software used, compression used, archive hardware and operating system details; and

3.1.5.2	password/encryption details required to access the Escrow Material;

3.1.6	deliver with each deposit of the Escrow Material the following technical information (where applicable):

3.1.6.1	documentation describing the procedures for building, compiling and installing the Software, including names and versions of the development tools;

3.1.6.2	Software design information (e.g. module names and functionality); and

3.1.6.3	name and contact details of employees with knowledge of how to maintain and support the Escrow Material; and

3.1.7	deposit a detailed list of the suppliers of any third party software and tools required to access, install, build or compile or otherwise use the Escrow Material.

3.2	Licensor warrants to both NCC Group and Licensee at the time of each deposit of the Escrow Material with NCC Group that:

3.2.1	it has the full right, ability and authority to deposit the Escrow Material;

3.2.2

in entering into this Agreement and any Deposit Account Agreement and performing its obligations under such agreements, it is not in breach of any of its ongoing express or implied obligations to any third party(s); and

3.2.3

the Escrow Material deposited under Clause 3.1 contains all information in human-readable form and is on suitable media to enable a reasonably skilled programmer or analyst to understand, maintain, modify and correct the Software.

4	Licensee’s Responsibilities and Undertakings

4.1	Licensee shall notify NCC Group of any change to the Software that necessitates a replacement deposit of the Escrow Material.

4.2	In the event that the Escrow Material is released under Clause 7, Licensee shall:

4.2.1	keep the Escrow Material confidential at all times;

4.2.2	use the Escrow Material only for the Release Purposes;

4.2.3

not disclose the Escrow Material to any person save such of Licensee’s employees or contractors who need to know the same for the Release Purposes. In the event that Escrow Material is disclosed to its employees or contractors, Licensee shall ensure that they are bound by the same confidentiality obligations as are contained in this Clause 4.2;

4.2.4	hold all media containing the Escrow Material in a safe and secure environment when not in use; and

4.2.5	forthwith destroy the Escrow Material should Licensee cease to be entitled to use the Software under the terms of the License Agreement.

5	NCC Group’s Duties

5.1	NCC Group shall:

5.1.1	at all times during the term of this Agreement, retain the latest deposit of the Escrow Material in safe and secure environment;

5.1.2	notify Licensor and the relevant Licensee of the acceptance of any Registration Agreement; and

5.1.3

inform Licensor and Licensee of the receipt of any deposit of the Escrow Material by sending to both parties a copy of the Deposit Form and/or the Integrity Testing report or Full Verification report (as the case may be) generated from the testing processes carried out under Clause 11.

5.2

In the event of failure by Licensor to deposit any Escrow Material with NCC Group, NCC Group shall not be responsible for procuring such deposit and may, at its sole discretion, notify the Licensor and Licensee of Licensor’s failure to deposit any Escrow Material.

5.3

NCC Group may appoint agents, contractors or sub-contractors as it deems fit to carry out the Integrity Testing and the Full Verification processes. NCC Group shall ensure that any such agents, contractors and sub-contractors are bound by the same confidentiality obligations as are contained in Clause 9.

5.4	NCC Group has the right to make such copies of the Escrow Material as may be necessary solely for the purposes of this Agreement.

6	Payment

6.1

The parties shall pay NCC Group’s fees and charges as published from time to time or as otherwise agreed, in the proportions set out in the Letter of Intent between the parties. NCC Group’s fees as published are exclusive of any applicable sales tax.

6.2

If NCC Group is required to perform any additional or extraordinary services as a result of being an escrow agent including intervention in any litigation or proceeding, NCC Group shall receive reasonable compensation for such services and be reimbursed for all costs incurred, including reasonable attorney’s fees.

6.3

NCC Group shall be entitled to review and vary its standard fees and charges for its services under this Agreement from time to time but no more than once a year and by no more than eight percent (8%) of the prior year’s fees and only upon 45 days written notice to the parties.

6.4

All invoices are payable within 45 days from the date of invoice. Interest shall accrue at the lesser of 1.5% per month or the maximum amount permitted by applicable law for any fees that are undisputed by the paying party and remain unpaid for more than 45 days past the due date of the applicable invoice.

6.5

In the event of a dispute made in good faith as to the amount of fees, the party responsible for payment agrees to remit payment on any undisputed amount(s) in accordance with Clause 6.1 above. In such circumstances, the interest on the fees shall not accrue as to any disputed amounts unless not paid within 30 days after such dispute has been resolved by the parties.

6.6	NCC Group shall have no obligations under this Agreement until the initial invoice has been paid in full.

7	Release Procedures

7.1

Subject to: (i) the remaining provisions of this Clause 7 and (ii) the receipt by NCC Group of the fees chargeable upon a release and any other fees and interest (if any) outstanding under this Agreement, NCC Group will release the Escrow Material to a duly authorized representative of Licensee if any of the events listed at clause 6 of the Registration Agreement (“Release Event(s)”) occur.

7.2

Licensee must notify NCC Group of the Release Event specified by delivering to NCC Group a notice in writing (“Notice”) declaring that such Release Event has occurred and specifying the Deposit Account(s) so affected, and setting out the facts and circumstances of the Release Event, that the License Agreement and any maintenance agreement, if relevant, for the Software was still valid and effective up to the occurrence of such Release Event and exhibiting such documentary evidence in support of the Notice as NCC Group shall reasonably require.

7.3	Upon receipt of a Notice from Licensee claiming that a Release Event has occurred:

7.3.1	NCC Group shall submit a copy of the Notice to Licensor (with a copy to the Licensee in order to acknowledge receipt of the Notice) by courier or other form of guaranteed delivery; and

7.3.2

unless within 14 calendar days after the date of dispatch of the Notice by NCC Group, NCC Group receives a counter-notice in writing from Licensor stating that in their view no such Release Event has occurred or, if appropriate, that the event or circumstance giving rise to the Release Event has been rectified as shown by documentation in support thereof,

NCC Group will release the Escrow Material to Licensee for its use for the Release Purposes.

7.4

Upon receipt of the counter-notice from Licensor under Clause 7.3.2, NCC Group shall send a copy of the counter-notice and any supporting evidence to Licensee (with a copy to Licensor in order to acknowledge receipt of the counter-notice) by courier or other form of guaranteed delivery.

7.5	Within 90 days of dispatch of the counter-notice by NCC Group, Licensee may give notice to NCC Group that they wish to invoke the dispute resolution procedure under Clause 8.

7.6

If, within 90 days of dispatch of the counter-notice by NCC Group to Licensee, NCC Group has not been informed by Licensee that they wish the dispute resolution procedure under Clause 8 to apply, the Notice submitted by Licensee will be deemed to be no longer valid and Licensee shall be deemed to have waived their right to release of the Escrow Material for the particular reason or event specified in the original Notice. In such circumstances, this Agreement shall continue in full force and effect.

8	Disputes

8.1

Upon receipt of Licensee’s notice requesting dispute resolution pursuant to Clause 7.5 above, NCC Group shall notify Licensor of the Licensee’s request for dispute resolution. Licensor and License may submit their dispute to expedited nonbinding arbitration in Santa Clara County, California or Palm Beach County, Florida under Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed by the said rules. A copy of such decision shall be delivered immediately to Licensor, Licensee and NCC Group. To the extent Licensor and Licensee elect binding arbitration, the parties shall use their best efforts to commence the arbitration proceedings within 14 days following delivery of the counter-notice. Prior to the initiation of any binding arbitration procedure, the Licensor and Licensee shall use their commercially reasonable efforts to mutually agree upon (i) the maximum length of time of the arbitration from the date of notice of binding arbitration to the date of the arbitrator’s decision, (ii) the number of document requests (including subparts), (iii) the number of interroatories (including subparts) on opposing parties, (iv) number of subpoena to third parties for testimonial depositions (and the length of such depositions), and (v) all other discovery matters will be governed by the Federal Rules of Civil Procedure. The arbitrator shall have authority to award punitive damages. All expendited procedures prescribed by the AAA Commercial Arbitration Rules shall apply. The arbitrator shall either be a retired jurisl or engaged in the practice of law with no less than ten (10) years experience in the area of software licensing or commercial information system contract disputes. No person may be appointed as an arbitrator unless he or she is independent of each party, is knowledgeable regarding the subject matter of the dispute. The sole question to be determined by the arbitrator shall be whether or not there existed a Release Event at the time Licensee delivered the Notice to NCC Group and whether the event or circumstance giving rise to the release event has been rectified.

8.2

If the arbitrator finds that a Release Event existed at the time of delivery of the Notice to NCC Group, NCC Group is hereby authorized to release and deliver the Escrow Material to the Licensee within 5 working days of the decision being notified by the arbitrator lo the parties. If the arbitrator finds to the contrary, then NCC Group shall not release the Escrow Material and shall continue to hold it in accordance with the terms of this Agreement.

8.3

The parties hereby agree that the costs and expenses of the arbitrator, the reasonable attorneys’ fees and costs incurred by the prevailing party in the arbitration and any costs incurred by NCC Group in the arbitration shall be paid by the non-prevailing party.

8.4

IN ANY LITIGATION ARISING FROM OR RELATED TO THIS AGREEMENT, THE PARTIES HERETO EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE CUSTOMER TO ENTER INTO THIS AGREEMENT.

9	Confidentiality

9.1	The Escrow Material shall remain at all limes the confidential and intellectual property of its owner.

9.2	In the event that NCC Group releases the Escrow Material to Licensee, Licensee shall be permitted to use the Escrow Material only for the Release Purposes.

9.3

Subject to Clause 9.4, NCC Group agrees to keep all Confidential Information relating to the Escrow Material and/or the Software that comes into its possession or to its knowledge under this Agreement in strict confidence and secrecy. NCC Group further agrees not to make use of such information and/or documentation other than for the purposes of this Agreement and, unless the parties should agree otherwise in writing and subject to Clause 9.4, will not disclose or release it other than in accordance with the terms of this Agreement.

9.4

NCC Group may release the Escrow Material to the extent that it is required by applicable court order, judgment, decree provided that NCC Group has notified Licensor and Licensee prior to such required release, has given Licensor and/or Licensee an opportunity to contest (at their own expense) such required release, within the time parameters mandated by such applicable court order, judgment or decree. NCC Group is hereby expressly authorized in its sole discretion to obey and comply with all orders, judgments, decrees so entered or issued by any court, without the necessity of inquiring as to the validity of such order, judgment or decree, or the court’s underlying jurisdiction. Where NCC Group obeys or complies with any such order, judgment or decree, NCC Group shall not be liable to Licensee, Licensor or any third party by reason of such compliance, notwithstanding that such order, judgment or decree may subsequently be reversed, modified or vacated.

9.5	Any request by a Licensee under clause 11.3 for a Full Verification shall not be disclosed to any other Licensee(s).

10	Intellectual Property Rights

10.1

The release of the Escrow Material to Licensee will not act as an assignment of any Intellectual Property Rights that Licensor or any third party possesses in the Escrow Material. However, upon deposit of the Escrow Material, the title to the media upon which the Escrow Material is deposited (“Media”) is transferred to NCC Group. Upon delivery of the Escrow Material back to Licensor, the title to the Media shall transfer back to the Licensor. If the Escrow Material is released to the Licensee, the title to the Media shall transfer to the Licensee.

10.2

The Intellectual Property Rights in the Integrity Testing report and any Full Verification report shall remain vested in NCC Group. Licensor and Licensee shall each be granted a non-exclusive right and license to use the Integrity Testing report for the purposes of this Agreement and their own internal purposes only. Licensor and the party who commissioned the Full Verification shall each be granted a non-exclusive right and license to use the Full Verification report for the purposes of this Agreement and their own internal purposes only.

11	Integrity Testing and Full Verification

11.1

NCC Group shall bear no obligation or responsibility to any party to this Agreement or person, firm, company or entity whatsoever to determine the existence, relevance, completeness, accuracy, operation, effectiveness, functionality or any other aspect of the Escrow Material received by NCC Group under this Agreement.

11.2	As soon as practicable after the Escrow Material has been deposited with NCC Group, NCC Group shall apply its Integrity Testing processes to the Escrow Material.

11.3

Any party to this Agreement shall be entitled to require NCC Group to carry out a Full Verification. Subject to Clause 11.4, NCC Group’s prevailing fees and charges for the Full Verification processes and all reasonable expenses incurred by NCC Group in carrying out the Full Verification processes shall be payable by the requesting party.

11.4

If the Escrow Material fails to satisfy NCC Group’s Full Verification tests as a result of being defective or incomplete in content, NCC Group’s fees, charges and expenses in relation to the Full Verification tests shall be paid by Licensor.

11.5

Should the Escrow Material deposited fail to satisfy NCC Group’s Integrity Testing or Full Verification tests under Clauses 11.2 or 11.3, Licensor shall, within 14 days of the receipt of the notice of test failure from NCC Group, deposit such new, corrected or revised Escrow Material as shall be necessary to ensure its compliance with its warranties and obligations in Clause 3. If Licensor fails to make such deposit of the new, corrected or revised Escrow Material, NCC Group will issue a report to Licensee (with a copy to Licensor) detailing the problem with the Escrow Material as revealed by the relevant tests.

12	NCC Group’s Liability

12.1	Nothing in this Clause 12 excludes or limits the liability of a party for gross negligence or intentional misconduct.

12.2

Subject to Clause 12.1, no shall be liable for any loss or damage caused to either Licensor or Licensee except to the extent that such loss or damage is caused by the negligent acts or omissions of or a breach of any contractual duty by such party, its employees, agents or sub-contractors, and in such event such party’s total liability in respect of all claims arising under or by virtue of this Agreement or in connection with the performance or contemplated performance of this Agreement, shall not exceed the minimum dollar amounts of the insurance coverage required by Clause 15.13 except in the case where such liability relates to the indemnification protection afforded NCC Group by Licensor and any subject Licensee.

12.3	NCC Group shall not be responsible in any manner whatsoever for any failure or inability of Licensor or Licensee to perform or comply with any provision of this Agreement.

12.4

NCC Group shall not be liable in any way to Licensor or Licensee for acting in accordance with the terms of this Agreement and specifically (without limitation) for acting upon any notice, written request, waiver, consent, receipt, statutory declaration or any other document furnished to it pursuant to and in accordance with this Agreement.

12.5

Subject to Clause 11, NCC Group shall not be required to make any investigation into, and shall be entitled in good faith without incurring any liability to Licensor or Licensee to assume (without requesting evidence thereof) the validity, authenticity, veracity and due and authorized execution of any documents, written requests, waivers, consents, receipts, statutory declarations or notices received by it in respect of this Agreement.

13	Indemnity

Licensor agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection wilh the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that Licensor shall not be liable for that portion of any such indemnification amount resulting from NCC Group’s gross negligence or intentional misconduct or material breach of any contractual duty hereunder.

14	Term and Termination

14.1	This Agreement and any Deposit Account Agreement shall continue until terminated in accordance with this Clause 14.

14.2

If Licensor or Licensee, as the case may be, fails to pay an invoice addressed to it for services under this Agreement and/or any Deposit Account Agreement within 45 days of its issue, NCC Group reserves the right to give that party written notice to pay the outstanding invoice within 30 days. If Licensor has not paid its invoice by the expiry of the 30 day notice period, NCC Group will give Licensee(s) a period of 45 days to pay Licensor’s invoice. If Licensor or Licensee (as appropriate) has not paid its invoice after being given notice in accordance with this Clause, NCC Group shall have the right to terminate this Agreement, the relevant Deposit Account Agreement or the registration of Licensee (as appropriate) without further notice. Any amounts owed by Licensor but paid by Licensee(s) will be recoverable by Licensee(s) direct from Licensor as a debt and, if requested, NCC Group shall provide appropriate documentation to assist in such recovery.

14.3

Upon termination of this Agreement and/or a Deposit Account Agreement in their entirety under the provisions of Clause 14.2, for 30 days from the date of termination NCC Group will make the Escrow Material available for collection by Licensor or its agents from the premises of NCC Group during office hours. After such 30 day period NCC Group has the authority to destroy the Escrow Material.

14.4

Notwithstanding any other provision of this Clause 14, NCC Group may resign as Escrow Agent hereunder and terminate this Agreement and/or a Deposit Account Agreement(s) by giving sixty (60) days written notice to licensor and Licensee(s). In the event that this Agreement and/or a Deposit Account Agreement is terminated in its entirety, Licensor and Licensee(s) shall appoint a mutually acceptable new custodian on similar terms and conditions to those contained herein, If a new custodian is not appointed within 14 days of delivery of such notice, Licensor or Licensee(s) shall be entitled to request the American Arbitration Association to appoint a suitable new custodian upon terms and conditions consistent with those in this Agreement. Such appointment shall be final and binding on Licensor and Licensee(s). If NCC Group is notified of the new custodian within the notice period, NCC Group will forthwith deliver the Escrow Material to the new custodian. If NCC Group is not notified of the new custodian within the notice period and this Agreement and/or a Deposit Account Agreement has been terminated in its entirety, NCC Group will return the Escrow Material to Licensor.

14.5	Licensee may terminate any and all Deposit Account Agreements in respect of itself only at any time by giving sixty (60) days prior written notice to NCC Group.

14.6

If the License Agreement with a Licensee has expired or has been lawfully terminated, then Licensee shall endeavour to give notice to NCC Group within 14 days thereof to terminate its interest under the relevant Deposit Account Agreement(s), failing which, Licensor shall be entitled to give written notice to NCC Group to terminate the relevant Licensee’s interests under the relevant Deposit Account Agreement(s). Upon receipt of such a notice from Licensor, NCC Group shall notify Licensee of Licensor’s notice to terminate. Unless within 30 days of NCC Group giving such notice to Licensee, NCC Group receives a counter-notice from Licensee disputing the termination of the License Agreement, then Licensee shall be deemed to have consented to such termination and Licensee’s rights under the relevant Deposit Account Agreement shall immediately automatically terminate. Any disputes arising under this Clause shall be dealt with in accordance with the dispute resolution procedure in Clause 8. Upon termination of all registered Licensees under a Deposit Account Agreement under this Clause, NCC Group shall return the Escrow Material to Licensor.

14.7	Subject to Clause 14.6, Licensor may only terminate the interests of any Licensee under a Deposit Account Agreement with the written consent of that Licensee.

14.8	Subject to Clause 14.6, Licensor may only terminate this Agreement or a Deposit Account Agreement in its entirety with the written consent of all Licensees.

14.9	A Deposit Account Agreement shall automatically immediately terminate in respect of a Licensee upon release of the Escrow Material to that Licensee in accordance with Clause 7.

14.10

If this Agreement or a Deposit Account Agreement is superseded and replaced by a new agreement in respect of the Escrow Material, this Agreement and/or the relevant Deposit Account Agreement shall, upon the coming into force of the new agreement in respect of a Licensee, automatically terminate in respect of that Licensee. When this Agreement and/or a Deposit Account Agreement has been terminated in respect of all Licensees who are registered under it, it shall immediately terminate in its entirety. Licensor shall request NCC Group to either transfer the Escrow Material to the new agreement. If new material is deposited, upon its receipt, NCC Group shall, unless otherwise instructed, destroy the Escrow Material.

14.11

The termination of this Agreement and/or a Deposit Account Agreement in respect of a Licensee shall be without prejudice to the continuation of this Agreement and/or the Deposit Account Agreement in respect of any other Licensees.

14.12

If any terminations of Licensees’ interests under this Agreement and/or a Deposit Account Agreement result in there being no Licensees registered under this Agreement and/or the Deposit Account Agreement, unless otherwise instructed by Licensor, this Agreement and/or the Deposit Account Agreement will continue and the Escrow Material will be retained by NCC Group pending registration of other Licensees.

14.13	The provisions of Clauses 1, 4.2, 6, 9, 10, 11.1, 12, 13, 14.13 to 14.15 (inclusive) and 15 shall continue in full force after termination of this Agreement.

14.14

On and after termination of this Agreement and/or a Deposit Account Agreement, Licensor and/or Licensee(s) (as appropriate) shall remain liable to NCC Group for payment in full of any fees and interest which have become due but which have not been paid as at the date of termination.

14.15	The termination of this Agreement and/or a Deposit Account Agreement, however arising, shall be without prejudice to the rights accrued to the parties prior to termination.

15	General

15.1	Licensor and Licensee(s) shall notify NCC Group and each other, within 30 days of its occurrence, of any of the following:

15.1.1	a change of its name, principal office, contact address or other contact details; and

15.1.2	any material change in its circumstances that may affect the validity or operation of this Agreement or a Deposit Account Agreement.

15.2	This Agreement shall be governed by and construed according to the laws of the state of California, excluding that body of law known as conflict of law.

15.3

This Agreement, the relevant Deposit Account Agreement together with, in respect of each Licensee, their Registration Agreement represents the whole agreement relating to the escrow arrangements between NCC Group, Licensor and that Licensee for the Software and shall supersede all prior agreements, discussions, arrangements, representations, negotiations and undertakings. In the event of any conflict between these documents, the terms of this Agreement shall prevail.

15.4

Unless the provisions of this Agreement otherwise provide, any notice or other communication required or permitted to be given or made in writing hereunder shall be validly given or made if delivered by hand or courier or if dispatched by certified or registered mail (airmail if overseas) addressed to the address specified for the parties in this Agreement or their Registration Agreement (or such other address as may be notified to the parties from time to time) or if sent by facsimile message to such facsimile number as has been notified to the parties from time to time and shall be deemed to have been received:

(i)	if delivered by hand or courier, one day following the time of delivery;

(ii)	if sent by certified or registered mail (airmail if overseas), 3 business days after posting (6 days if sent by airmail);

(iii)

if sent by facsimile, one day following the time of completion of the transmission of the facsimile with facsimile machine confirmation of transmission to the correct facsimile number of all pages of the notice.

15.5

Except where Licensor or Licensee merges, is acquired or has substantially all of its assets acquired and the new entity or acquirer agrees to assume all of their obligations and liabilities under this Agreement and the relevant Deposit Account Agreement, Licensor and Licensee shall not assign, transfer or subcontract this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

15.6

NCC Group shall be entitled to transfer or assign this Agreement without the prior written consent of Licensor and thereupon written notice to all Licensees, provided. however, in the event of the acquisition of NCC Group, NCC Group shall be entitled to transfer or assign this Agreement in connection with such acquisition upon written notice to both Licensor and all Licensees.

15.7	This Agreement shall be binding upon and survive for the benefit of the successors in title and permitted assigns of the parties.

15.8

If any provision of this Agreement is declared too broad in any respect to permit enforcement to its full extent, the parties agree that such provision shall be enforced to the maximum extent permitted by law and that such provision shall be deemed to be varied accordingly. If any provision of this Agreement is found by any court, tribunal or administrative body of competent jurisdiction to be wholly or partly illegal, invalid, void, or unenforceable, it shall, to the extent of such illegality, invalidity or unenforceability, be deemed severable and the remaining part of the provision and the rest of the provisions of this Agreement shall continue in full force and effect.

15.9

Save as expressly provided in this Agreement, no amendment or variation of this Agreement or a Deposit Account Agreement shall be effective unless in writing and signed by a duly authorized representative of each of the parties to it.

15.10

The parties shall not be liable to each other or be deemed to be in breach of this Agreement by reason of any delay in performing, or failure to perform, any of their obligations under this Agreement if the delay or failure was for a reason beyond that party’s reasonable control (including, without limitation, fire, flood, explosion, epidemic, riot, civil commotion, any strike, lockout or other industrial action, act of God, war or warlike hostilities or threat of war, terrorist activities, accidental or malicious damage, or any prohibition or restriction by any governments or other legal authority which affects this Agreement and which is not in force on the date of this Agreement). A party claiming to be unable to perform its obligations under this Agreement (either on lime or at all) in any of the circumstances set out above must notify the other parties of the nature and extent of the circumstances in question as soon as practicable. If such circumstances continue for more than six months, any of the other parties shall be entitled to terminate this Agreement by giving one month’s notice in writing.

15.11

No waiver by any party of any breach of any provisions of this Agreement shall be deemed to be a waiver of any subsequent or other breach and, subject to Clause 7.6, no failure to exercise or delay in exercising any right or remedy under this Agreement shall constitute a waiver thereof.

15.12

This Agreement may be executed in any number of counterparts and by different parties in separate counterparts. Each counterpart when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

15.13

NCC Group shall, at its sole cost and expense, throughout the term of this Agreement, procure and maintain in full force and effect, the following insurance coverage, with an insurance carrier that is rated B+ or better by A.M. Best. NCC Group shall provide Licensor and all Licensees hereunder with a certificate of insurance evidencing such coverage. All certificates of insurance shall require that licensor and licensee be provided with no less than thirty (30) days advance written notice of cancellation of the stated coverage, and NCC Group shall request that its insurer use its best efforts to provide at least thirty (30) days advance written notification of such cancellation.

Type of Insurance	Coverage Amount	Type of Insurance	Coverage Amount
General Liability	$2,000,000 General Aggregate

General Liability	$1,000,000 Each Occurrence	Umbrella Coverage	$5,000,000 General Aggregate
Professional Liability	$1,000,000 Each Occurrence

Signed for and on behalf of Silver Spring Networks, Inc.

Name:	|

Position:	|	(Authorized Signatory)

Schedule 1 (Deposit Form) [FPL Note: Silver Spring to insert

Identification of all software and firmware held in escrow]

ESCROW MATERIALS DEPOSIT FORM
Escrow Account Number:	[Agreement Number]
Product Name:	[Software Name]
Date:

DEPOSITOR DETAILS

Company Name:	Technical Contact:

Address:	Signature:
Position:

Telephone No:	Email Address:

MATERIAL DETAILS

Media Type (e.g. Disc, Tape etc.)	Number of media items	Name of Software	Version/Release
Hardcopy Documents (please supply details):
Softcopy Documents (please give location on media, e.g. \ docs\ Iguld):
What Hardware was used to create the media deposit?
What Operating System was used?
What Backup Command/Software was used?
What Software Compression has been used?
What Encryption/Password Protection has been used?
In what Development Language is the source code written?
Approximate size of the data on the media in megabytes?
Provide details of any third party software required to access/compile the material.
Provide details of any additional build information.

The following information MUST be provided for NCC Group to accept the deposit of escrow material:

If this is your initial/first deposit, please fill in Section 1.

If this is your second or subsequent deposit (Le. a replacement/update) please fill in Section 2.

SECTION 1: Initial Deposit (First Deposit) - Is this a complete deposit? ❑ YES ❑ NO if NO, please indicate when the rest of the deposit will be sent

SECTION 2: Deposit Updates/Replacements - Is the deposit a complete replacement of any of the previous deposits?

❑ YES  ❑ NO

If YES, would you like the past deposit(s) to be:

❑ RETAINED ❑ RETURNED ❑ DESTROYED *For returns and destroys, please specify which deposit(s) this applies to by reference to the month and year of delivery to NCC Group

(Tick ‘ALL’ if all previous deposits): ❑ All            ❑ SPECIFIC DEPOSIT(S):

Signature: of Recipient:	Date material received by NCC Group:

Appendix 1

Template Deposit Account Agreement

Agreement dated:

Between:

(1)	[Licensorname] whose principal office is at [Licensoraddress] (“Licensor”): and

(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”).

Agreement:

In consideration of the mutual obligations and undertakings contained in the multi licensee deposit account software escrow agreement number                      dated                      (“Agreement”) between the Licensor and NCC Group, the parties to this agreement agree as follows:

1	This agreement is a Deposit Account Agreement (as defined in the Agreement).

2	This Deposit Account Agreement is supplemental to and governed by the terms and conditions of the Agreement.

3	This Deposit Account Agreement relates to the Escrow Material as defined in the Agreement and as described in Schedule 1 below.

4	NCC Group’s fees are payable as set out in the Letter of Intent between the parties.

Signed for and on behalf of [Licensorname]

Name:	|

Position:	|	(Authorized Signatory)

Signed for and on behalf of NCC GROUP, INC

Name:	|

Position:	|	(Authorized Signatory)

Appendix 2

Registration Agreement

NOTE: A COPY OF THIS REGISTRATION AGREEMENT MUST BE DULY SIGNED BY AN AUTHORIZED SIGNATORY AND RETURNED TO NCC GROUP BEFORE A LICENSEE CAN CLAIM PROTECTION UNDER THE RELEVANT DEPOSIT ACCOUNT.

Agreement between:

(1)	[Licensorname] whose principal office is at [Licensoraddress] (‘Licensor”);

(2)	NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA (“NCC Group”): and

(3)

Florida Power & Light Company, a corporation organized and existing under the laws of the State of Florida whose principal office is at 700 Universe Boulevard, Juno Beach, Florida 33408-0420 (“Licensee”);

Agreement:

1.

This registration agreement (“Registration Agreement”) is supplemental to the terms and conditions of the multi licensee deposit account software escrow agreement number [Agreement#] dated                      (“Escrow Agreement”) and the Deposit Account Agreement(s) (as defined in the Escrow Agreement) number(s)                      dated                     , both between Licensor and NCC Group.

2.

This Registration Agreement, the Escrow Agreement and the relevant Deposit Account Agreement(s) together shall form a binding agreement between Licensor, NCC Group and Licensee in accordance with the terms of the Escrow Agreement.

3.

Licensee agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney’s fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that Licensee shall not be liable for that portion of any such indemnification amount resulting from NCC Group’s gross negligence or intentional misconduct.

4.

Licensee hereby agrees to take the benefit of, agrees and undertakes to perform its obligations under and be bound by the terms and conditions of the Escrow Agreement, including the payment obligations defined below, as though they were a party to the Escrow Agreement and the Deposit Account Agreement and named therein as a Licensee.

5.	Licensor and Licensee agree to compensate NCC Group for its services pursuant to this agreement according to the schedule following:

[FPL Note: Silver Spring to insert applicable costs)

I	Annual Escrow Management Fee		$100%	Nil
2	Deposit Account Initial Fee		$100%	Nil
3	Licensee Registration Fee (per individual Licensee registered, payable upon registration and upon the escrow account’s anniversary every year thereafter)	$	Nil	100%
4	Scheduled Update Fee ( 2’d and subsequent scheduled deposits in any one year, payable on completion of this Agreement and in advance of each anniversary thereafter)		$100%	Nil
5	Licensee termination Fee	$	Nil	100%
6	Release Fee (plus NCC Group’s reasonable expenses)	$	Nil	100%

6.	This Registration Agreement shall take effect when NCC Group has registered Licensee as a party to the relevant Deposit Account Agreement.

7.	The Release Events for the undersigned Licensee are as follows:

(i)	a receiver, trustee, or similar officer is appointed for the business or property of Licensor: or

(ii)

Licensor files a petition in bankruptcy, files a petition seeking any reorganization (without confirming immediately in writing to Licensee that it will continue to maintain the Software in accordance with the terms of the License Agreement or any applicable maintenance agreement), makes an arrangement, composition, or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; or

(iii)	any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against Licensor and not stayed, enjoined, or discharged within 60 days; or

(iv)

Licensor takes any corporate action authorizing any of the foregoing; or (v) any similar or analogous proceedings or event to those in Clauses 7.1.1 to 7.1.3 above occurs in respect of Licensor within any jurisdiction outside the USA; or

(vi)	Licensor ceases to carry on its business or the part of its business which relates to the Software; or

(vii)

Licensor or, where relevant, its agent, parent, subsidiary or associated company is in material breach of its obligations as to maintenance or modification of the Software under the License Agreement or any maintenance agreement entered into in connection with the Software and has failed to remedy such default notified by Licensee to Licensor within a reasonable period.

Signed for and on behalf of Florida Power & Light Company

Name:	|

Position:	|	(Authorized Signatory)

Signed for and on behalf of [Licensorname]

Name:	|

Position:	|	(Authorized Signatory)

Signed for and on behalf of NCC GROUP, INC

Name:	|

Position:	|	(Authorized Signatory)

AMENDMENT TO

MASTER SERVICES AND SOFTWARE LICENSE AGREEMENTS

This Amendment to Master Services and Software License Agreements (this “Amendment”) is entered into as of March 4, 2008 between Silver Spring Networks, Inc., a Delaware corporation (“SILVERSPRING”) and Florida Power & Light Company, a Florida corporation (“FPL”, and together with SILVERSPRING, the “Parties”).

W I T N E S S E T H:

WHEREAS, SILVERSPRING and FPL are parties to those certain Master Services and Software License Agreements dated as of April 4, 2007 and August 1, 2007, as amended from time to time (respectively, the “April 4 Agreement” and the “August 1 Agreement”, and together, the “Prior Agreements”); and

WHEREAS, the Parties desire to amend the Prior Agreements as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1. Defined Terms and Phrases. Capitalized terms used in this Amendment and not defined herein shall have the meanings given them in the Prior Agreements.

2. Section 8.3. Section 8.3 of each Prior Agreement is hereby amended to provide as follows:

8.3 Entire Remedy. SILVERSPRING’S liability to FPL related to the defense, indemnity or settlement of infringement claims shall in no event exceed in the aggregate, exclusive of any responsibility of SILVERSPRING for *** pursuant to ***, an amount equal to *** under this Agreement. *** states SILVERSPRING’s entire liability and FPL’s sole and exclusive remedy with respect to infringement of any unrelated third party intellectual property rights or licenses granted under this Agreement. Notwithstanding anything to the contrary contained in this Agreement, this Section 8 shall ***.

3. Section 11.2. Each reference to *** in Section 11.2 (Maximum Amount) of each Prior Agreement is hereby amended to read ***.

4. Section 14.13. Section 14.13 (No Third Party Beneficiaries) of each Prior Agreement is hereby amended by deleting the text in the entirety and replacing it with the following:

2

14.13	Third Party Beneficiaries. Except for *** under *** of this Agreement, no third party is a beneficiary of any portion of this Agreement.

5. Section 14.14. A new Section 14.14 is hereby added to each Prior Agreement as follows:

14.14

Further Assurances. (i) Upon mutual agreement between the parties, such agreement not to be unreasonably withheld, SILVERSPRING shall use commercially reasonable efforts to provide ***. Further Assurances may include ***, as agreed by the Parties. (ii) After execution of this Amendment, the parties agree to ***.

5. Applicable Law. This Amendment and its interpretation shall be governed by the laws of the State of Florida without regard to its choice of law provisions. Any action to enforce any rights under this Amendment shall be brought within the State of Florida. The Parties agree that the United Nations Convention on Contracts for the Sale of Goods is specifically excluded from any transactions under this Amendment.

6. Interpretation. In the event of any ambiguity or conflict between each Prior Agreement and this Amendment, the terms and conditions of this Amendment shall prevail. Except as specifically provided by this Amendment, the terms and conditions of each Prior Agreement shall remain in full force and effect.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the Parties and delivered to each of them.

8. Effectiveness of Amendment. This Amendment shall become effective upon its execution and delivery with regard to each Prior Agreement as of the date first written above.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, SILVERSPRING and FPL have executed this Amendment to Master Services and Software License Agreements as of the date first written above.

SILVERSPRING NETWORKS, INC.	FLORIDA POWER & LIGHT COMPANY

By:	By:
Scott A. Lang, Chief Executive Officer		***

[Signature Page to Amendment to Master Services and Software License Agreements]